UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21702

Name of Fund:  BlackRock Health Sciences Trust (BME)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Health Sciences Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Enhanced Global Dividend Trust (BOE)

BlackRock Enhanced International Dividend Trust (BGY)

BlackRock Health Sciences Trust (BME)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Trust’s (BME), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2017

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR*	$0.404129	$—	$—	$0.527071	$0.931200	43%	—%	—%	57%	100%
CII*	0.148793	—	—	0.844807	0.993600	15	—	—	85	100
BDJ	0.163613	—	0.396787	—	0.560400	29	—	71	—	100
BOE	0.144688	0.649691	1.491621	—	2.286000	6	29	65	—	100
BME*	0.025870	—	1.468233	0.905897	2.400000	1	—	61	38	100
BGY*	0.077022	—	—	0.378978	0.456000	17	—	—	83	100
BCX*	0.197497	—	—	0.407703	0.605200	33	—	—	67	100
BST*	—	—	0.195212	1.084788	1.280000	—	—	15	85	100
BUI	0.543259	—	0.908741	—	1.452000	37	—	63	—	100

*	Certain Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts distribute the following fixed amounts per share on a monthly basis as of December 31, 2017:

Exchange Symbol	Amount Per Common Share
BGR	$0.0776
CII	0.0828
BDJ	0.0467
BOE	0.0780
BME	0.2000
BGY	0.0380
BCX	0.0516
BST	0.1300
BUI	0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BME’s prospectus for a more complete description of its risks.

SUPPLEMENTAL INFORMATION	3

4

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to enhance the Trusts’ distribution rate and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts realize gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trusts. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets, the Trust has available for long term investment. In order to make these distributions, a Trust may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Trust’s taxable income but do not exceed the Trust’s current and accumulated earnings and profits, may be classified as ordinary income which are taxable to shareholders. Such distributions are reported as distributions in excess of net investment income.

A return of capital distribution does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital or as distributions in excess of net investment income for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

THE BENEFITS AND RISKS OF OPTION OVER-WRITING	5

Trust Information as of December 31, 2017	BlackRock Energy and Resources Trust

Investment Objective

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2017 ($14.18)(a)	6.57%
Current Monthly Distribution per Common Share(b)	$0.0776
Current Annualized Distribution per Common Share(b)	$0.9312

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12 months ended December 31, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGR(a)(b)	5.11%	3.49%
Lipper Natural Resources Funds(c)	7.33	1.06

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Oil prices, after declining in the first half of the year, staged a strong recovery once signs emerged that the oil market was tighter than many believed. Global inventories declined at a time of the year when they typically rise, suggesting limited availability of near-term supply. However, energy stocks — after falling sharply when oil prices were weak in the first half — did not stage a rebound of equal magnitude in oil’s subsequent rally. In this environment, the Trust’s positions in more leveraged exploration and production (E&P) stocks, such as Anadarko Petroleum Corp. and Hess Corp., detracted from absolute performance.

There was a distinct performance differential between integrated energy companies and E&Ps during the year, with the former outperforming. In addition, international integrated companies outpaced their U.S. counterparts. With this as the backdrop, the Trust’s holdings in Royal Dutch Shell PLC and BP PLC were the largest contributors to absolute performance.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy had a positive impact on results.

Describe recent portfolio activity.

Early in the period, the investment adviser increased the Trust’s exposure to U.S. onshore energy services companies and funded the purchases by taking profits in certain E&P holdings. Later in the period, the investment adviser increased the Trust’s exposure to the integrated energy industry while reducing its allocation to certain U.S.-based E&P stocks. The latter shift included exiting the Trust’s position in Hess Corp. and reducing its weighting in EOG Resources, Inc.

Describe portfolio positioning at period end.

The E&P sector represented the Trust’s largest allocation, followed by the integrated, oil services, distribution, and refining & marketing industries, respectively. The investment adviser positioned the Trust with a higher-quality bias, focusing on companies with robust balance sheets and low costs of production.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2017 (continued)	BlackRock Energy and Resources Trust

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$14.18	$14.44	(1.80)%	$14.87	$12.32
Net Asset Value	15.79	16.33	(3.31)	16.57	13.61

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/17
Chevron Corp.	10%
Royal Dutch Shell PLC — ADR, Class A	10
Exxon Mobil Corp.	9
BP PLC	7
ConocoPhillips	5
EOG Resources, Inc.	4
Halliburton Co.	4
Pioneer Natural Resources Co.	4
TransCanada Corp.	3
Devon Energy Corp.	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/17	12/31/16
Oil, Gas & Consumable Fuels	90%	91%
Energy Equipment & Services	10	9

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	7

Trust Information as of December 31, 2017	BlackRock Enhanced Capital and Income Fund, Inc.

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment policy by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2017 ($16.38)(a)	6.07%
Current Monthly Distribution per Common Share(b)	$0.0828
Current Annualized Distribution per Common Share(b)	$0.9936

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12 months ended December 31, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
CII(a)(b)	27.54%	21.69%
S&P 500® Index	N/A	21.83

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

In sector terms, consumer discretionary was the prime contributor to relative performance, led by household durables and specialty retail holdings. Stock selection in energy and materials also added considerable value, as did holdings within the information technology (“IT”) sector. Conversely, utilities and financials detracted from performance.

In stock specifics, Lam Research Corp. and D.R. Horton, Inc. were top individual contributors. Lam performed very well, notably in the first half of the year, on the back of strong execution and growing demand for its products, driven by the build-out of 3D NAND capacity, for which the company is a key supplier. The stock was sold by the end of the reporting period as, in the investment adviser’s view, semiconductor capital expenditures are nearing peak levels and Lam’s valuation reflected the sustainability of above-normal demand trends. Homebuilders, including D.R. Horton, outperformed during the year on continued strength in single family housing demand, particularly among first-time, entry-level homebuyers. The investment adviser thinks that cyclical and secular drivers (particularly the return of the entry-level homebuyer) should support continued growth in housing markets for the foreseeable future and, hence, sustainable earnings per share growth that is not reflected in current homebuilder share prices.

Additional contributions came from an underweight to General Electric Co., as well as the position in Activision Blizzard, Inc.

Among the largest individual detractors in the period was Walgreens Boots Alliance. Early in the reporting period, sentiment for Walgreens’ shares was negatively affected by delays in the closing of its highly anticipated merger with peer Rite-Aid. Later, the stock underperformed on press reports that Amazon is evaluating entering the retail pharmacy market. The investment adviser ultimately sold the position on the view that the company’s over-reliance on front-of-the-store sales exposes it to potential ongoing sales and margin pressure.

Elsewhere, zero exposure to Amazon.com, Inc. and Facebook, Inc. proved disadvantageous.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative impact on performance during the reporting period.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2017 (continued)	BlackRock Enhanced Capital and Income Fund, Inc.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Trust’s exposure to the health care sector increased, with additions in utilities and materials as well. The largest reductions were in consumer staples and energy.

Describe portfolio positioning at period end.

From a positioning standpoint, as of period end, the investment adviser continues to favor financials, particularly banks, and is also focusing on stock-specific opportunities to capture growth tied to healthy U.S. consumers. These cyclical positions are balanced with strategic allocations to more stable growers in the health care and IT sectors. The investment adviser continues to underweight defensive stocks, as well as industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$16.38	$13.71	19.47%	$16.46	$13.63
Net Asset Value	17.19	15.08	13.99	17.26	15.08

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/17
Apple, Inc.	5%
Alphabet, Inc., Class A	4
Microsoft Corp.	4
JPMorgan Chase & Co.	4
Bank of America Corp.	3
Comcast Corp., Class A	3
Pfizer, Inc.	3
Altria Group, Inc.	2
Home Depot, Inc.	2
Wal-Mart Stores, Inc.	2

*	Excludes option positions and money market funds.

SECTOR ALLOCATION

Sector	12/31/17	12/31/16
Information Technology	26%	26%
Financials	17	17
Health Care	16	14
Consumer Discretionary	14	15
Industrials	7	6
Consumer Staples	6	9
Energy	6	8
Materials	5	4
Utilities	3	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TRUST INFORMATION	9

Trust Information as of December 31, 2017	BlackRock Enhanced Equity Dividend Trust

Investment Objective

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2017 ($9.23)(a)	6.07%
Current Monthly Distribution per Common Share(b)	$0.0467
Current Annualized Distribution per Common Share(b)	$0.5604

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12 months ended December 31, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BDJ(a)(b)	20.63%	15.06%
Russell 1000® Value Index	N/A	13.66

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The largest contribution to performance for the 12-month period came from a combination of stock selection and allocation decisions within the health care sector. Notably, stock selection and an overweight to the health care providers & services industry and stock selection in pharmaceuticals added to relative performance. In energy, an underweight to U.S. integrated oil & gas operators and an overweight to their non-U.S.-domiciled peers proved beneficial within the oil, gas & consumable fuels industry. An underweight to the energy equipment & services industry also contributed. Lastly, a combination of stock selection within and an underweight to telecommunication services (“telecom”) contributed to relative performance, as did an underweight to the real estate sector.

The largest detractor from relative return derived from the portfolio’s cash position, as the period saw rising U.S. stock prices. Within utilities, a combination of stock selection within and an underweight to the electric utilities industry negatively impacted returns. In financials, stock selection in the insurance segment and an underweight to the diversified financial services industry detracted. At the industry level, stock selection within food & staples retailing was unfavorable.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative effect on performance.

Describe recent portfolio activity.

During the 12-month period, the Trust significantly boosted exposure to the health care sector. Holdings within telecom and utilities also were increased. Conversely, the Trust significantly reduced its holdings in the industrials sector. The Trust also reduced exposure to information technology (“IT”) and consumer discretionary.

Describe portfolio positioning at period end.

The Trust’s largest allocations were in the financials, health care and energy sectors. Relative to the benchmark, the Trust’s largest overweight positions were in the health care, IT and financials sectors. The Trust’s largest relative underweights were in the real estate, consumer discretionary and consumer staples segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2017 (continued)	BlackRock Enhanced Equity Dividend Trust

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$9.23	$8.15	13.25%	$9.31	$8.13
Net Asset Value	9.96	9.22	8.03	10.02	9.16

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/17
JPMorgan Chase & Co.	4%
Bank of America Corp.	4
Citigroup, Inc.	4
Pfizer, Inc.	4
Wells Fargo & Co.	3
Oracle Corp.	3
Anthem, Inc.	3
Royal Dutch Shell PLC — ADR	3
Microsoft Corp.	2
Suncor Energy, Inc.	2

*	Excludes option positions and money market funds.

SECTOR ALLOCATION

Sector	12/31/17	12/31/16
Financials	29%	30%
Health Care	19	14
Energy	12	12
Information Technology	10	9
Industrials	8	12
Consumer Staples	7	7
Utilities	5	5
Consumer Discretionary	4	6
Materials	3	3
Telecommunication Services	3	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TRUST INFORMATION	11

Trust Information as of December 31, 2017	BlackRock Enhanced Global Dividend Trust

Investment Objective

BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On March 22, 2017, the Trust’s Board approved a change to the Trust’s name from “BlackRock Global Opportunities Equity Trust” to “BlackRock Enhanced Global Dividend Trust.” The Board also approved changes to certain of the Trust’s non-fundamental investment policies. Please refer to the Additional Information section. These changes became effective on June 12, 2017.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2017 ($12.51)(a)	7.48%
Current Monthly Distribution per Common Share(b)	$0.0780
Current Annualized Distribution per Common Share(b)	$0.9360

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12 months ended December 31, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BOE(a)(b).	28.28%	17.22%
MSCI All Country World Index	N/A	23.97

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The Trust’s overweight to consumer staples detracted from returns, as did stock selection in the sector. In particular, exposure to tobacco stocks Imperial Brands PLC, Altria Group, Inc. and Philip Morris International, Inc. held back performance. Stock selection within materials and consumer discretionary also weighed on returns.

The leading contributor to relative performance during the period was stock selection in telecommunication services (“telecom”), notably within the diversified telecom services sub-industry, where a lack of exposure to AT&T, Inc. added to results. Positive stock selection within the financials sector contributed to returns, notably bank holdings Federal Bank Ltd. and Unicredit SpA. An underweight to utilities also boosted performance.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy detracted from returns.

Describe recent portfolio activity.

The Trust significantly increased exposure to consumer staples, with a focus on the tobacco industry, as well as to health care, where pharmaceuticals were favored. In contrast, the Trust eliminated exposure to energy and significantly reduced its holdings in financials, mainly banks.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2017 (continued)	BlackRock Enhanced Global Dividend Trust

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector overweights were in the consumer staples and health care sectors, with an emphasis on the tobacco and pharmaceuticals industries, respectively. The largest underweights were to information technology and financials. The Trust had no exposure to real estate, utilities or energy at the end of the period. From a regional perspective, a majority of portfolio assets was invested either within the United States or Europe, with significant exposure in the United Kingdom and Switzerland.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$12.51	$11.57	8.12%	$13.94	$11.57
Net Asset Value	13.22	13.38	(1.20)	14.61	13.10

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/17
British American Tobacco PLC	4%
Altria Group, Inc.	4
Imperial Brands PLC	4
Johnson & Johnson	3
Sanofi	3
Cisco Systems, Inc.	3
Novartis AG, Registered Shares	3
Philip Morris International, Inc.	3
Rogers Communications, Inc., Class B	3
Genuine Parts Co.	3

*	Excludes option positions and money market funds.

GEOGRAPHIC ALLOCATION

Country	12/31/17		12/31/16
United States	42%		59%
United Kingdom	16		6
Switzerland	10		2
Canada	6		1
Australia	4		—
France	3		2
Taiwan	3		—
Germany	3		2
Belgium	2		2
Japan	2		6
Finland	2		—
Sweden	2		—	(a)
China	—	(a)	3
India	—	(a)	3
Italy	—	(a)	2
Spain	—	(a)	1
Other	5	(b)	11	(c)

(a)	Representing less than 1% of the Trust’s total investments.
(b)	Other includes a 1% holding or less in each of the following countries: Denmark, Hong Kong, India and Netherlands.
(c)	Other includes a 1% holding or less in each of the following countries: Australia, Denmark, Hong Kong, Indonesia, Ireland, Israel, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Portugal, South Africa, South Korea, Sweden, Taiwan and Thailand.

TRUST INFORMATION	13

Trust Information as of December 31, 2017	BlackRock Enhanced International Dividend Trust

Investment Objective

BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On March 22, 2017, the Trust’s Board approved a change to the Trust’s name from “BlackRock International Growth & Income Trust” to “BlackRock Enhanced International Dividend Trust.” The Board also approved changes to certain of the Trust’s non-fundamental investment policies. Please refer to the Additional Information section. These changes became effective on June 12, 2017.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of December 31, 2017 ($6.52)(a)	6.99%
Current Monthly Distribution per Common Share(b)	$0.0380
Current Annualized Distribution per Common Share(b)	$0.4560

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12 months ended December 31, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGY(a)(b).	27.23%	20.88%
MSCI All Country World Index ex-USA	N/A	27.19

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

An overweight to and stock selection in health care detracted from relative performance, mainly driven by pharmaceuticals exposure. In addition, stock selection in consumer discretionary weighed on relative return, due largely to holdings within the internet and direct retail marketing industry. An overweight and stock selection in consumer staples also detracted, with tobacco holdings lagging the most. Lastly, an overweight to the materials sector constrained returns.

The leading contributor to relative performance during the period was positive stock selection within the financials sector, largely due to the Trust’s position in HDFC Bank Ltd., India’s second largest private bank. Favorable stock selection in information technology, notably within the software sector, also contributed to returns. Finally, stock selection in industrials and telecommunication services was additive.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy detracted from relative returns.

Describe recent portfolio activity.

The Trust significantly increased exposure to consumer staples, with a focus on the tobacco industry, as well as to health care, where pharmaceuticals were favored. In contrast, the Trust eliminated exposure to energy and significantly reduced its holdings in financials, mainly banks.

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector overweights were in the consumer staples and health care sectors, with an emphasis on the tobacco and pharmaceuticals industries, respectively. The largest underweight exposure was to financials, particularly banks. The Trust had no exposure to real estate, utilities or energy. In regional terms, the majority of portfolio assets was invested in European equities, with significant exposure to the United Kingdom and Switzerland.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2017 (continued)	BlackRock Enhanced International Dividend Trust

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$6.52	$5.51	18.33%	$6.71	$5.45
Net Asset Value	7.06	6.28	12.42	7.10	6.28

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/17
British American Tobacco PLC	5%
Imperial Brands PLC	4
Sanofi	4
Novartis AG, Registered Shares	3
Rogers Communications, Inc., Class B	3
TELUS Corp.	3
Nestle SA	3
WisdomTree Japan Hedged Equity Fund	3
Deutsche Post AG, Registered Shares	3
Japan Tobacco, Inc.	3

*	Excludes option positions and money market funds.

GEOGRAPHIC ALLOCATION

Country	12/31/17		12/31/16
United Kingdom	19%		16%
Switzerland	12		5
Canada	7		5
United States	6		8
France	6		9
Netherlands	6		6
China	6		5
Australia	5		—
Japan	5		8
Germany	5		6
Taiwan	3		—
Belgium	3		2
Sweden	3		1
Finland	2		—
Hong Kong	2		2
India	2		4
South Korea	2		3
South Africa	2		—
Denmark	2		—
Ireland	—	(a)	2
Italy	—		6
Spain	—		1
Mexico	—		1
Other	2	(b)	10	(c)

(a)	Representing less than 1% of the Trust’s total investments.
(b)	Other includes a 1% holding or less in each of the following countries: Ireland and Portugal.
(c)	Other includes a 1% holding or less in each of the following countries: Australia, Denmark, Indonesia, Israel, New Zealand, Norway, Peru, Philippines, Portugal, South Africa, Taiwan and Thailand.

TRUST INFORMATION	15

Trust Information as of December 31, 2017	BlackRock Health Sciences Trust

Investment Objective

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2017 ($36.50)(a)	6.58%
Current Monthly Distribution per Common Share(b)	$0.2000
Current Annualized Distribution per Common Share(b)	$2.4000

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12 months ended December 31, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BME(a)(b)	23.17%	22.17%
Russell 3000® Healthcare Index	N/A	23.13

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Health care stocks produced strong absolute returns in 2017 amid the steady rally in the broader market. However, the sector lagged the headline indices somewhat due to investors’ preference for economically sensitive stocks.

The medical devices & supplies subsector was the sole detractor from relative performance due to underweights in the life sciences tools and health care supplies industries. However, positions in the health care equipment industry, including C.R. Bard, Inc. (which was acquired), Baxter International, Inc., Intuitive Surgical, Inc. and Stryker Corp., aided results.

The Trust generated outperformance in three out of four subsectors (health care providers & services, biotechnology and pharmaceuticals). The health care providers & services subsector had the largest positive effect on performance, largely due to the Trust’s overweight allocation to the managed care industry. Some of the key contributors in this area were UnitedHealth Group, Inc., Cigna Corp., Centene Corp., Aetna, Inc. and Anthem, Inc., all of which were bolstered by their of solid business results.

The biotechnology subsector also was a meaningful contributor to relative performance due to the investment adviser’s effective stock selection. Vertex Pharmaceuticals, Inc., which reported favorable results in its cystic fibrosis franchise earlier in the year, was a key contributor. Similarly, positions in Sarepta Therapeutics, Inc., AveXis, Inc. and Alnylam Pharmaceuticals, Inc., were notable contributors due to positive clinical developments. The Trust also benefited from an overweight position in Celgene Corp. for most of the year and then scaling back to an underweight stance before the company reported disappointing financial results in October.

In pharmaceuticals, underweight positions in Merck & Co., Inc. and Pfizer, Inc., combined with an out-of-benchmark position in AstraZeneca PLC, were the key drivers of the Trust’s positive performance.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. This strategy detracted from performance given the double-digit absolute return for health care stocks in 2017.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2017 (continued)	BlackRock Health Sciences Trust

Describe recent portfolio activity.

The Trust increased its allocation to the medical devices & supplies subsector and reduced its weightings in the health care providers & services area. The Trust’s allocations in biotechnology and pharmaceuticals were largely unchanged.

Describe portfolio positioning at period end.

The Trust continued to employ a bottom-up, fundamental investment process in an effort to construct a balanced, diversified portfolio of health care stocks. The investment adviser continued to look for companies that can benefit from the aging demographics in both developed and developing countries, as well as those participating in the innovation occurring in the medical technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$36.50	$31.75	14.96%	$38.00	$31.75
Net Asset Value	35.69	31.30	14.03	36.12	31.30

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/17
UnitedHealth Group, Inc.	9%
Pfizer, Inc.	4
Medtronic PLC	4
Stryker Corp.	4
Abbott Laboratories	4
Amgen, Inc.	3
Cigna Corp.	3
Johnson & Johnson	3
Biogen, Inc.	2
Quest Diagnostics, Inc.	2

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/17	12/31/16
Health Care Providers & Services	25%	30%
Biotechnology	25	24
Pharmaceuticals	24	23
Health Care Equipment & Supplies	23	21
Life Sciences Tools & Services	2	1
Diversified Consumer Services	1	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	17

Trust Information as of December 31, 2017	BlackRock Resources & Commodities Strategy Trust

Investment Objective

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option overwriting strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2017 ($9.77)(a)	6.34%
Current Monthly Distribution per Common Share(b)	$0.0516
Current Annualized Distribution per Common Share(b)	$0.6192

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12 months ended December 31, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BCX(a)(b)	26.55%	15.60%
Lipper Natural Resources Funds(c)	7.33	1.06

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The Trust’s allocation to the mining sector made a positive contribution to absolute returns in 2017. Economic data from China was better than expected, and the country’s measures to remove excess capacity in a number of industries was supportive for commodity prices such as zinc, where Chinese production fell year-over-year. Capacity rationalization, combined with solid demand and supply constraints stemming from the underinvestment in new mines in recent years, provided a highly favorable backdrop for the market. Base metals experienced the best performance, with copper and zinc moving to four- and ten-year highs, respectively. Precious metals prices also posted positive returns amid U.S. dollar weakness. While the price of iron ore declined, it remained meaningfully above analysts’ consensus and considerably higher than the lows of December 2015. The iron ore price, at these levels, supported healthy profit margins for mining companies. In this environment, the Trust’s holdings in Glencore PLC, Rio Tinto PLC and Vale SA all contributed to absolute returns.

The sandalwood producer Quintis Ltd. was the largest detractor from absolute performance. The company was the focus of a short seller report in March 2017, and in May it announced that it had lost a contract. While the contract was for a relatively small amount of product, the loss highlighted an internal control issue and raised concerns about the company’s management practices. Quintis later entered a voluntary trading halt and announced it was in discussions with multiple parties regarding debt and equity options.

The exploration & production company (“E&P”) Anadarko Petroleum Corp., which was negatively affected by the broader sell-off in energy stocks during the first half of the period, also detracted from returns. In addition, the company was linked to two operational incidents with fatalities. The Trust exited the position in November.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy had an adverse effect on results at a time of positive performance for the overall sector.

Describe recent portfolio activity.

The investment adviser increased the Trust’s weighting in the mining industry while taking profits in certain agriculture stocks that had performed well earlier in the year. It also rotated its energy holdings by exiting the E&P stocks Anadarko Petroleum Corp. and Hess Corp. and adding to positions in the integrated energy companies Chevron Corp. and Exxon Corp.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2017 (continued)	BlackRock Resources & Commodities Strategy Trust

The battery-materials space (lithium and cobalt, and to a lesser extent, nickel and copper) grew in prominence in 2017. Investors’ excitement about the transition to electric vehicles mounted as countries stepped up their regulatory support efforts. China, for example, announced plans to introduce a ban on vehicles powered by fossil fuels. The shift toward electric vehicles led to an improving demand outlook for the related commodities. Accordingly, the investment adviser continued to seek opportunities in this area.

Describe portfolio positioning at period end.

The energy sector represented the Trust’s largest allocation, followed by mining and agriculture, respectively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$9.77	$8.27	18.14%	$9.82	$7.76
Net Asset Value	10.64	9.86	7.91	10.65	9.00

Market Price and Net Asset Value History For Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/17
Royal Dutch Shell PLC — ADR, Class A	6%
BP PLC — ADR	6
Chevron Corp.	6
Glencore PLC	5
Agrium, Inc.	4
Vale SA — ADR	4
Rio Tinto PLC — ADR	3
First Quantum Minerals Ltd.	3
Teck Resources Ltd.	3
Packaging Corp. of America	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/17		12/31/16
Oil, Gas & Consumable Fuels	34%		34%
Metals & Mining	34		30
Chemicals	13		18
Food Products	11		5
Energy Equipment & Services	3		3
Containers & Packaging	3		6
Paper & Forest Products	1		1
Machinery	1		—
Food & Staples Retailing	—		2
Other	—	(a)	1	(b)

(a)	Other includes less than 1% in each of the following industries: Advertising Agencies.
(b)	Other includes less than 1% in each of the following industries: Building Products, Electric Utilities, Electrical Equipment, Electronic Equipment, Independent Power and Renewable Electricity Producers, Instruments & Components, Machinery, Multi-Utilities, Real Estate Investment Trusts (REITs), Semiconductors & Semiconductor Equipment and Water Utilities.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	19

Trust Information as of December 31, 2017	BlackRock Science and Technology Trust

Investment Objective

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of science and technology companies. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of December 31, 2017 ($26.69)(a)	5.84%
Current Monthly Distribution per Common Share(b)	$0.1300
Current Annualized Distribution per Common Share(b)	$1.5600

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12 months ended December 31, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BST(a)(b).	57.15%	45.73%
MSCI World Information Technology Index	N/A	38.23

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Positive contributions to the Trust’s relative performance were led by positions within the software & services group. These included mobile payment company Square Inc., video game publishers Take-Two Interactive Software, Inc., Activision Blizzard, Inc. and Nintendo Co. Ltd., and software engineering firm Altair Engineering. E-commerce holdings within the internet software & services industry also added to performance, including Chinese ecommerce giants Tencent Holdings Ltd. and Alibaba Group Holding Ltd., as well as Shopify, Inc. (Canada) and MercadoLibre, Inc. (Argentina). Positioning within semiconductor & semiconductor equipment boosted performance as well, led by SOITEC, STMicroelectronics NV, Ulvac, Inc. and LAM Research Corp.

Conversely, within the technology hardware & equipment industry group, the Trust’s underweights to consumer product firms Apple, Inc. and Samsung Electronics Co. Ltd., combined with overweight positions in handset component provider Sunny Optical Technology Co. Ltd. and chipmaker Advanced Micro Devices, Inc., detracted from performance. Other detractors included Tesla, Inc. in the automobile industry, RYB Education within consumer services and Jainpu Technology, Inc. in diversified financials.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy detracted from returns.

Describe recent portfolio activity.

The Trust added to positions in software & services, largely within the internet software & services sub-industry, while holdings in semiconductor & semiconductor equipment and technology hardware & equipment were slightly decreased.

Describe portfolio positioning at period end.

The Trust held its largest allocation within the software & services industry group, particularly idiosyncratic opportunities within the internet software & services and application software sub-industries. The portfolio also held large allocations in more stable cash flow businesses within the semiconductor & semiconductor equipment and technology hardware & equipment industries segments. Regionally, the Trust maintained most of its exposure in North America, followed by notable weights to the emerging markets and Europe.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2017 (continued)	BlackRock Science and Technology Trust

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$26.69	$17.94	48.77%	$27.45	$17.94
Net Asset Value	27.73	20.10	37.96	28.93	20.10

Market Price and Net Asset Value History Since Inception

(a)	Commencement of operations.

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/17
Tencent Holdings Ltd.	6%
Alphabet, Inc.	6
Apple, Inc.	6
Microsoft Corp.	5
Amazon.com, Inc.	5
Alibaba Group Holding Ltd. — ADR	4
Facebook, Inc.	3
Visa, Inc.	2
Broadcom Ltd.	2
Mastercard, Inc.	2

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/17		12/31/16
Internet Software & Services	28%		23%
Software	22		21
Semiconductors & Semiconductor Equipment	18		19
IT Services	10		11
Technology Hardware, Storage & Peripherals	7		7
Internet & Direct Marketing Retail	6		7
Electronic Equipment, Instruments & Components	2		2
Media	1		2
Equity Real Estate Investment Trusts (REITs)	—		4
Diversified Telecommunication Services	—		1
Other	6	(a)	3	(b)

(a)	Other includes a 1% holding or less in each of the following industries: Automobiles, Chemicals, Consumer Finance, Electrical Equipment, Household Durables and Real Estate Investment Trusts (REITs).
(b)	Other includes a 1% holding or less in each of the following industries; Communications Equipment, Hotels, Restaurants & Leisure, Professional Services, Household Durables and Wireless Telecommunication Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	21

Trust Information as of December 31, 2017	BlackRock Utilities, Infrastructure & Power Opportunities Trust

Investment Objective

BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by utilizing an option writing (selling) strategy in an effort to seek total return performance and enhance distributions. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On September 6, 2017, the Trust’s Board approved a proposal to change the name of BlackRock Utility and Infrastructure Trust to BlackRock Utilities, Infrastructure & Power Opportunities Trust. The Board also approved changes to certain of the Trust’s non-fundamental investment policies. Please refer to the Additional Information section. These changes became effective on November 27, 2017.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2017 ($21.62)(a)	6.72%
Current Monthly Distribution per Common Share(b)	$0.1210
Current Annualized Distribution per Common Share(b)	$1.4520

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12 months ended December 31, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BUI(a)(b)	25.93%	16.62%
Lipper Utility Funds(c)	21.54	14.34

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributor to performance was the Trust’s exposure to utilities. Utilities performed strongly during the period, as investors continued to seek higher-yielding equities. From an industry standpoint, stock selection in electric utilities and independent power & renewable electricity producers were the most noteworthy contributors to performance. Within the electric utilities industry, the Trust’s performance benefited from positions in Florida-based NextEra Energy, Inc. and Italian utility operator Enel SpA.

The largest detractor from performance was the Trust’s position in the energy sector, which has been negatively impacted by weak investor sentiment toward the sector. Specifically, the Trust’s position in the oil, gas, & consumable fuels industry notably detracted from performance, especially among midstream master limited partnerships Plains All American Pipeline, LP, Energy Transfer Partners, LP and Genesis Energy, LP.

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy detracted from performance during the period.

Describe recent portfolio activity.

During the period, the Trust targeted companies that will benefit from the transition to a low carbon economy, both in the utilities sector and in other industries. The investment adviser believes that we have entered a period of significant disruption during which those companies that have embraced the transition to a lower carbon

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2017 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust

world and begun to integrate renewable energy will outperform, while those that have been slow to make that transition will suffer from pressure on their business models. This has already begun in Europe, where renewable energy adoption is more advanced, but the trend is likely to affect the sector globally. The Trust’s evolution in its portfolio positioning addressed these structural shifts.

Describe portfolio positioning at period end.

The utilities sector accounted for approximately 62% of the Trust’s assets. The Trust had approximately 21% and 12% of its assets invested in the industrials and energy sectors, respectively, while the remainder was invested in other infrastructure- and power-related sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$21.62	$18.41	17.44%	$21.72	$18.36
Net Asset Value	21.12	19.42	8.75	21.73	19.42

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/17
NextEra Energy, Inc.	10%
Enel SpA	5
EDP Renovaveis SA	4
Dominion Energy, Inc.	4
National Grid PLC	4
Atlantia SpA	4
Public Service Enterprise Group, Inc.	3
Duke Energy Corp.	3
Transurban Group	3
Exelon Corp.	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/17		12/31/16
Electric Utilities	33%		28%
Multi-Utilities	20		22
Transportation Infrastructure	15		14
Oil, Gas & Consumable Fuels	12		20
Independent Power and Renewable Electricity Producers	8		4
Construction & Engineering	3		3
Electrical Equipment	3
Chemicals	3
Gas Utilities	1		1
Water Utilities	1		2
Real Estate Investment Trusts (REITs)	—		3
Diversified Telecommunication Services	—		2
Other	1	(a)	1	(b)

(a)	Other includes a 1% holding or less in each of the following industries: Auto Components.
(b)	Other includes a 1% holding or less in each of the following industries: Road & Rail and Wireless Telecommunication Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	23

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 101.0%

Energy Equipment & Services — 9.7%
Baker Hughes(a)	254,900	$8,065,036
Halliburton Co.(a)	403,500	19,719,045
Patterson-UTI Energy, Inc.(a)	219,557	5,052,007
Precision Drilling Corp.(b)	821,480	2,489,927
Schlumberger Ltd.(a)	156,724	10,561,630

		45,887,645
Oil, Gas & Consumable Fuels — 91.3%
Anadarko Petroleum Corp.(a)	234,233	12,564,258
Andeavor(a)	82,550	9,438,767
BP PLC	4,681,100	32,839,270
Cabot Oil & Gas Corp.(a)	295,800	8,459,880
Cairn Energy PLC(b)	1,581,945	4,558,586
Canadian Natural Resources Ltd.	400,140	14,299,355
Chevron Corp.(a)	396,935	49,692,293
Cimarex Energy Co.(a)	114,050	13,915,240
Concho Resources, Inc.(a)(b)	33,600	5,047,392
ConocoPhillips(a)	442,050	24,264,124
Devon Energy Corp.(a)	348,200	14,415,480
Enbridge, Inc.	199,200	7,790,511
Encana Corp.	1,067,300	14,239,158
Eni SpA	272,839	4,514,922
EOG Resources, Inc.(a)	185,700	20,038,887
EQT Corp.(a)	138,500	7,883,420
Exxon Mobil Corp.(a)(c)	491,202	41,084,135
Kosmos Energy Ltd.(b)	554,713	3,799,784
Marathon Oil Corp.(a)	598,224	10,127,932
Noble Energy, Inc.(a)(c)	288,992	8,421,227
Oil Search Ltd.	1,063,613	6,439,761
Phillips 66(a)	50,150	5,072,672
Pioneer Natural Resources Co.(a)	99,976	17,280,852

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC — ADR, Class A(a)	698,200	$46,576,922
Royal Dutch Shell PLC, Class A	353,298	11,794,213
TOTAL SA	119,603	6,602,071
TransCanada Corp.	296,200	14,416,481
Valero Energy Corp.(a)	155,900	14,328,769

		429,906,362

Total Long-Term Investments — 101.0% (Cost — $426,013,729)		475,794,007

Short-Term Securities — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class,
1.18%(d)(e)	3,870,844	3,870,844

Total Short-Term Securities — 0.8% (Cost — $3,870,844)		3,870,844

Total Investments Before Options Written — 101.8% (Cost — $429,884,573)		479,664,851

Options Written — (1.7)% (Premiums Received — $3,469,397)		(7,819,321)

Total Investments, Net of Options Written — 100.1% (Cost — $426,415,176)		471,845,530
Liabilities in Excess of Other Assets — (0.1)%		(783,604)

Net Assets — 100.0%		$471,061,926

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Annualized 7-day yield as of period end.

(e)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/ 31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,936,617	(65,773)	3,870,844	$3,870,844	$47,600		$20	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	22,641	(b)	—	—

				$3,870,844	$70,241		$20	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestments of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Anadarko Petroleum Corp.	136	01/05/18	USD	50.00	USD	730	$(48,620)
Andeavor	90	01/05/18	USD	109.00	USD	1,029	(51,750)
Cabot Oil & Gas Corp.	255	01/05/18	USD	30.00	USD	729	(2,550)

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2017	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Devon Energy Corp.	274	01/05/18	USD	38.00	USD	1,134	$(91,105)
Exxon Mobil Corp.	273	01/05/18	USD	81.50	USD	2,283	(64,155)
Exxon Mobil Corp.	166	01/05/18	USD	83.50	USD	1,388	(10,209)
Halliburton Co.	326	01/05/18	USD	42.00	USD	1,593	(235,535)
Royal Dutch Shell PLC — ADR, Class A	85	01/05/18	USD	65.01	USD	567	(14,747)
Royal Dutch Shell PLC — ADR, Class A	171	01/10/18	USD	63.80	USD	1,141	(48,852)
Exxon Mobil Corp.	242	01/11/18	USD	83.00	USD	2,024	(28,168)
Anadarko Petroleum Corp.	177	01/12/18	USD	50.50	USD	949	(58,852)
Chevron Corp.	204	01/12/18	USD	121.00	USD	2,554	(95,880)
ConocoPhillips	328	01/12/18	USD	53.00	USD	1,800	(72,816)
Devon Energy Corp.	212	01/12/18	USD	38.00	USD	878	(75,260)
EOG Resources, Inc.	525	01/12/18	USD	104.00	USD	5,665	(233,625)
Exxon Mobil Corp.	121	01/12/18	USD	84.00	USD	1,012	(7,139)
Exxon Mobil Corp.	165	01/12/18	USD	83.50	USD	1,380	(14,272)
Halliburton Co.	380	01/12/18	USD	44.50	USD	1,857	(171,950)
Royal Dutch Shell PLC — ADR, Class A	514	01/12/18	USD	64.00	USD	3,429	(146,490)
Schlumberger Ltd.	206	01/12/18	USD	65.50	USD	1,388	(48,307)
Anadarko Petroleum Corp.	361	01/19/18	USD	50.00	USD	1,936	(139,888)
Andeavor	85	01/19/18	USD	113.00	USD	972	(25,287)
Baker Hughes	209	01/19/18	USD	35.00	USD	661	(1,567)
Cabot Oil & Gas Corp.	250	01/19/18	USD	29.00	USD	715	(13,750)
Chevron Corp.	201	01/19/18	USD	115.00	USD	2,516	(214,065)
Cimarex Energy Co.	162	01/19/18	USD	115.00	USD	1,977	(126,360)
Concho Resources, Inc.	58	01/19/18	USD	145.00	USD	871	(38,570)
ConocoPhillips	307	01/19/18	USD	52.50	USD	1,685	(84,579)
Devon Energy Corp.	273	01/19/18	USD	39.00	USD	1,130	(75,894)
EQT Corp.	241	01/19/18	USD	62.50	USD	1,372	(4,217)
Enbridge, Inc.	85	01/19/18	CAD	48.00	CAD	418	(9,873)
Enbridge, Inc.	220	01/19/18	CAD	50.00	CAD	1,082	(5,688)
Encana Corp.	242	01/19/18	CAD	17.00	CAD	406	(6,931)
Encana Corp.	259	01/19/18	CAD	16.00	CAD	434	(20,089)
Exxon Mobil Corp.	176	01/19/18	USD	82.50	USD	1,472	(30,712)
Halliburton Co.	380	01/19/18	USD	45.00	USD	1,857	(154,850)
Halliburton Co.	327	01/19/18	USD	42.80	USD	1,598	(204,482)
Marathon Oil Corp.	603	01/19/18	USD	15.00	USD	1,021	(120,902)
Noble Energy, Inc.	506	01/19/18	USD	27.50	USD	1,474	(98,670)
Patterson — UTI Energy, Inc.	400	01/19/18	USD	21.00	USD	920	(88,000)
Pioneer Natural Resources Co.	230	01/19/18	USD	160.00	USD	3,976	(315,100)
Schlumberger Ltd.	206	01/19/18	USD	65.00	USD	1,388	(63,757)
TransCanada Corp.	759	01/19/18	CAD	64.00	CAD	4,644	(2,415)
Valero Energy Corp.	230	01/19/18	USD	77.50	USD	2,114	(337,525)
Valero Energy Corp.	195	01/19/18	USD	82.50	USD	1,792	(188,663)
Chevron Corp.	114	01/23/18	USD	118.00	USD	1,427	(84,417)
Royal Dutch Shell PLC — ADR, Class A	172	01/25/18	USD	62.51	USD	1,147	(69,863)
Anadarko Petroleum Corp.	145	01/26/18	USD	48.50	USD	778	(79,025)
Andeavor	113	01/26/18	USD	113.00	USD	1,292	(38,137)
Cabot Oil & Gas Corp.	280	01/26/18	USD	28.00	USD	801	(34,300)
Chevron Corp.	361	01/26/18	USD	120.00	USD	4,519	(212,990)
ConocoPhillips	371	01/26/18	USD	53.00	USD	2,036	(117,236)
ConocoPhillips	104	01/26/18	USD	54.00	USD	571	(18,616)
Devon Energy Corp.	407	01/26/18	USD	39.00	USD	1,685	(118,234)
EOG Resources, Inc.	62	01/26/18	USD	104.00	USD	669	(31,000)
Exxon Mobil Corp.	576	01/26/18	USD	83.50	USD	4,818	(73,152)
Marathon Oil Corp.	698	01/26/18	USD	15.00	USD	1,182	(142,043)
Phillips 66	175	01/26/18	USD	101.00	USD	1,770	(33,250)
Pioneer Natural Resources Co.	29	01/26/18	USD	155.00	USD	501	(53,215)
Pioneer Natural Resources Co.	91	01/26/18	USD	162.50	USD	1,573	(108,745)
Royal Dutch Shell PLC — ADR, Class A	86	01/31/18	USD	64.97	USD	574	(18,244)
Marathon Oil Corp.	81	02/02/18	USD	17.50	USD	137	(3,726)
Concho Resources, Inc.	59	02/05/18	USD	141.00	USD	886	(60,813)
Cabot Oil & Gas Corp.	250	02/16/18	USD	29.00	USD	715	(25,000)
Canadian Natural Resources Ltd.	89	02/16/18	CAD	46.00	CAD	400	(5,912)

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Chevron Corp.	309	02/16/18	USD	125.00	USD	3,868	$(96,563)
ConocoPhillips	437	02/16/18	USD	55.00	USD	2,399	(77,786)
Noble Energy, Inc.	505	02/16/18	USD	27.50	USD	1,472	(116,150)
Patterson — UTI Energy, Inc.	184	02/16/18	USD	23.00	USD	423	(24,840)
Precision Drilling Corp.	700	02/16/18	CAD	4.00	CAD	267	(11,973)
TransCanada Corp.	277	02/16/18	CAD	64.00	CAD	1,695	(5,950)
Valero Energy Corp.	120	02/16/18	USD	92.50	USD	1,103	(32,400)

							$(5,585,696)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Canadian Natural Resources Ltd.	Deutsche Bank AG	95,700	01/03/18	CAD	44.40	CAD	4,299	$(54,471)
Chevron Corp.	Bank of America N.A.	20,000	01/04/18	USD	116.22	USD	2,504	(180,012)
Marathon Oil Corp.	Bank of America N.A.	13,700	01/08/18	USD	16.00	USD	232	(13,704)
Encana Corp.	Royal Bank of Canada	43,500	01/09/18	CAD	13.70	CAD	729	(106,409)
BP PLC	Goldman Sachs International	494,200	01/10/18	GBP	5.00	GBP	2,570	(136,445)
Royal Dutch Shell PLC — ADR, Class A	Goldman Sachs International	7,000	01/10/18	GBP	24.26	GBP	173	(5,318)
Total SA	Goldman Sachs International	42,000	01/10/18	EUR	47.78	EUR	1,932	(944)
Enbridge, Inc.	Morgan Stanley & Co. International PLC	39,200	01/11/18	CAD	49.78	CAD	1,927	(8,269)
Encana Corp.	Deutsche Bank AG	26,000	01/11/18	CAD	15.82	CAD	436	(21,471)
Oil Search Ltd.	Morgan Stanley & Co. International PLC	207,000	01/12/18	AUD	7.58	AUD	1,606	(39,810)
Cimarex Energy Co.	Morgan Stanley & Co. International PLC	9,400	01/16/18	USD	116.60	USD	1,147	(57,328)
Eni SpA	UBS AG	65,500	01/23/18	EUR	13.89	EUR	903	(12,770)
BP PLC	Morgan Stanley & Co. International PLC	384,000	01/25/18	GBP	5.08	GBP	1,997	(82,829)
Royal Dutch Shell PLC — ADR, Class A	Goldman Sachs International	116,700	01/25/18	GBP	24.17	GBP	2,886	(114,652)
Baker Hughes	UBS AG	31,000	01/29/18	USD	32.37	USD	981	(21,616)
Devon Energy Corp.	UBS AG	5,200	01/29/18	USD	38.25	USD	215	(18,125)
Cimarex Energy Co.	Deutsche Bank AG	14,300	01/30/18	USD	114.82	USD	1,745	(116,238)
BP PLC	Goldman Sachs International	301,000	01/31/18	GBP	4.96	GBP	1,565	(106,724)
Marathon Oil Corp.	UBS AG	57,400	01/31/18	USD	15.62	USD	972	(86,042)
Patterson-UTI Energy, Inc.	UBS AG	18,400	01/31/18	USD	21.49	USD	423	(36,586)
Oil Search Ltd.	Citibank N.A.	165,200	02/01/18	AUD	7.44	AUD	1,282	(53,638)
Encana Corp.	Deutsche Bank AG	101,000	02/05/18	CAD	15.25	CAD	1,694	(138,546)
BP PLC	Goldman Sachs International	230,000	02/09/18	GBP	5.13	GBP	1,196	(49,691)
Royal Dutch Shell PLC — ADR, Class A	UBS AG	141,500	02/09/18	USD	64.85	USD	9,439	(338,793)
EQT Corp.	Citibank N.A.	24,300	02/12/18	USD	57.89	USD	1,383	(42,009)
Baker Hughes	Credit Suisse International	37,300	02/13/18	USD	31.66	USD	1,180	(48,767)
Encana Corp.	Deutsche Bank AG	153,000	02/21/18	CAD	14.65	CAD	2,566	(291,851)
Eni SpA	Goldman Sachs International	30,000	02/21/18	EUR	14.23	EUR	414	(4,639)
BP PLC	Goldman Sachs International	230,000	02/27/18	GBP	5.13	GBP	1,196	(45,928)

								$(2,233,625)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$7,819,321	$–—	$–—	$–—	$7,819,321

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2017	BlackRock Energy and Resources Trust (BGR)

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(1,574)	$—	$—	$—	$(1,574)
Options written	—	—	4,664,828	—	—	—	4,664,828

	$—	$—	$4,663,254	$—	$—	$—	$4,663,254

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(3,002,178)	$—	$—	$—	$(3,002,178)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$2,583	(a)
Average value of option contracts written	$5,242,482

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$7,819,321

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,585,696)

Total derivative assets and liabilities subject to an MNA	$—	$2,233,625

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$193,716	$—	$—	$—	$193,716
Citibank N.A.	95,647	—	—	—	95,647
Credit Suisse International	48,767	—	—	—	48,767
Deutsche Bank AG	622,577	—	(622,577)	—	—
Goldman Sachs International	464,341	—	(464,341)	—	—
Morgan Stanley & Co. International PLC	188,236	—	(188,236)	—	—
Royal Bank of Canada	106,409	—	—	—	106,409
UBS AG	513,932	—	(513,932)	—	—

	$2,233,625	$—	$(1,789,086)	$—	$444,539

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes
(b)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Energy and Resources Trust (BGR)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Energy Equipment & Services	$45,887,645	$—	$—	$45,887,645
Oil, Gas & Consumable Fuels	363,157,539	66,748,823	—	429,906,362
Short-Term Securities	3,870,844	—	—	3,870,844

	$412,916,028	$66,748,823	$—	$479,664,851

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(5,056,110)	$(2,763,211)	$—	$(7,819,321)

(a)	Derivative financial instruments are options written, which are shown at value.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments December 31, 2017	BlackRock Enhanced Capital and Income Fund (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 101.0%

Airlines — 1.6%
Delta Air Lines, Inc.(a)	214,585	$12,016,760

Auto Components — 1.1%
Goodyear Tire & Rubber Co.(a)	248,901	8,041,991

Banks — 12.8%
Bank of America Corp.(a)(b)	776,321	22,916,996
Citigroup, Inc.(a)	152,613	11,355,933
JPMorgan Chase & Co.(a)(b)	265,036	28,342,950
Regions Financial Corp.(a)	340,055	5,876,150
SunTrust Banks, Inc.(a)	216,915	14,010,540
U.S. Bancorp(a)	275,802	14,777,471

		97,280,040
Biotechnology — 3.9%
Biogen, Inc.(a)(c)	49,466	15,758,384
Gilead Sciences, Inc.(a)	195,253	13,987,925

		29,746,309
Capital Markets — 2.5%
E*Trade Financial Corp.(a)(c)	162,426	8,051,457
Goldman Sachs Group, Inc.(a)	41,642	10,608,716

		18,660,173
Chemicals — 2.4%
DowDuPont, Inc.(a)	256,230	18,248,701

Communications Equipment — 2.1%
Cisco Systems, Inc.(a)	423,773	16,230,506

Consumer Finance — 1.0%
SLM Corp.(a)(c)	674,907	7,626,449

Containers & Packaging — 1.8%
Avery Dennison Corp.	45,452	5,220,617
Packaging Corp. of America(a)	72,448	8,733,606

		13,954,223
Electric Utilities — 2.4%
FirstEnergy Corp.(a)	319,060	9,769,617
PG&E Corp.	195,063	8,744,674

		18,514,291
Electronic Equipment, Instruments & Components — 2.5%
CDW Corp.(a)	165,537	11,503,166
Flex Ltd.(a)(c)	419,525	7,547,255

		19,050,421
Food & Staples Retailing — 3.7%
CVS Health Corp.(a)	131,135	9,507,288
Wal-Mart Stores, Inc.(a)	184,954	18,264,207

		27,771,495
Health Care Equipment & Supplies — 1.4%
Baxter International, Inc.(a)	159,748	10,326,111

Health Care Providers & Services — 6.9%
Centene Corp.(a)(c)	84,167	8,490,767
DaVita, Inc.(a)(c)	32,140	2,322,115
Humana, Inc.(a)	60,029	14,891,394
Laboratory Corp. of America Holdings(a)(c)	54,736	8,730,939
UnitedHealth Group, Inc.(a)	80,945	17,845,135

		52,280,350
Hotels, Restaurants & Leisure — 1.4%
Carnival Corp.(a)	156,949	10,416,705

Household Durables — 3.0%
D.R. Horton, Inc.(a)	293,732	15,000,893
Lennar Corp., Class A(a)	56,198	3,553,962

Security	Shares	Value
Household Durables (continued)
NVR, Inc.(c)	1,191	$4,178,290

		22,733,145
Household Products — 0.2%
Energizer Holdings, Inc.	36,579	1,755,060

Industrial Conglomerates — 0.8%
General Electric Co.(a)	346,750	6,050,788

Insurance — 1.2%
Assured Guaranty Ltd.	22,075	747,680
Hartford Financial Services Group, Inc.(a)	143,480	8,075,055

		8,822,735
Internet Software & Services — 4.5%
Alphabet, Inc., Class A(a)(c)	32,477	34,211,272

IT Services — 2.4%
Amdocs Ltd.(a)	87,430	5,724,916
Cognizant Technology Solutions Corp., Class A(a)	175,242	12,445,687

		18,170,603
Machinery — 1.4%
Fortive Corp.(a)	112,008	8,103,779
WABCO Holdings, Inc.(a)(c)	18,276	2,622,606

		10,726,385
Media — 2.8%
Comcast Corp., Class A(a)	520,970	20,864,848

Metals & Mining — 1.0%
Rio Tinto PLC — ADR(a)	144,836	7,666,169

Multi-Utilities — 0.6%
Public Service Enterprise Group, Inc.	84,331	4,343,047

Oil, Gas & Consumable Fuels — 5.7%
BP PLC — ADR(a)	193,710	8,141,631
Chevron Corp.(a)	126,467	15,832,404
Marathon Oil Corp.(a)	123,939	2,098,287
Suncor Energy, Inc.(a)	344,958	12,666,858
TOTAL SA — ADR(a)	82,804	4,577,405

		43,316,585
Pharmaceuticals — 3.8%
Novo Nordisk A/S — ADR(a)	148,045	7,945,575
Pfizer, Inc.(a)	573,486	20,771,663

		28,717,238
Professional Services — 0.7%
Robert Half International, Inc.(a)	99,881	5,547,391

Road & Rail — 2.1%
Norfolk Southern Corp.(a)	107,869	15,630,218

Software — 9.3%
Activision Blizzard, Inc.(a)	182,800	11,574,896
Dell Technologies, Inc., Class V(a)(c)	111,063	9,027,201
Microsoft Corp.(a)	388,649	33,245,035
Oracle Corp.(a)	356,269	16,844,398

		70,691,530
Specialty Retail — 6.0%
Home Depot, Inc.(a)	98,936	18,751,340
Lowe’s Cos., Inc.(a)	176,344	16,389,411
Urban Outfitters, Inc.(a)(c)	303,473	10,639,764

		45,780,515
Technology Hardware, Storage & Peripherals — 5.5%
Apple, Inc.(a)(b)	243,966	41,286,366

Tobacco — 2.5%
Altria Group, Inc.(a)	267,235	19,083,251

Total Long-Term Investments — 101.0% (Cost — $580,255,041)		765,561,671

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Capital and Income Fund (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.18%(d)(e)	3,142,974	$3,142,974

Total Short-Term Securities — 0.4% (Cost — $3,142,974)		3,142,974

Total Investments Before Options Written — 101.4% (Cost — $583,398,015)		768,704,645

Options Written — (1.3)% (Premiums Received — $7,775,720)		(9,801,813)

Total Investments, Net of Options Written — 100.1% (Cost — $575,622,295)		758,902,832
Liabilities in Excess of Other Assets — (0.1)%		(502,563)

Net Assets — 100.0%		$758,400,269

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

(e)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	24,715,046	(21,572,072)	3,142,974	$3,142,974	$70,831		$15	$—
SL Liquidity Series, LLC, Money Market Series	695,518	(695,518)	—	—	1,191	(b)	—	(54)

				$3,142,974	$72,022		$15	$(54)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestments of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SunTrust Banks, Inc.	419	01/03/18	USD	60.51	USD	2,706	$(172,238)
Comcast Corp., Class A	118	01/04/18	USD	37.00	USD	473	(34,271)
Activision Blizzard, Inc.	150	01/05/18	USD	65.50	USD	950	(1,050)
Apple, Inc.	68	01/05/18	USD	175.00	USD	1,151	(850)
Apple, Inc.	69	01/05/18	USD	177.50	USD	1,168	(586)
Bank of America Corp.	585	01/05/18	USD	28.50	USD	1,727	(62,595)
Baxter International, Inc.	104	01/05/18	USD	66.00	USD	672	(624)
Cognizant Technology Solutions Corp., Class A	302	01/05/18	USD	74.00	USD	2,145	(1,510)
Comcast Corp., Class A	114	01/05/18	USD	39.50	USD	457	(8,037)
Delta Air Lines, Inc.	291	01/05/18	USD	55.00	USD	1,630	(38,412)
E*Trade Financial Corp.	507	01/05/18	USD	48.50	USD	2,513	(76,304)
General Electric Co.	72	01/05/18	USD	19.00	USD	126	(144)
General Electric Co.	124	01/05/18	USD	18.50	USD	216	(186)
Goodyear Tire & Rubber Co.	372	01/05/18	USD	32.50	USD	1,202	(8,370)
Home Depot, Inc.	360	01/05/18	USD	177.50	USD	6,823	(440,100)
Microsoft Corp.	121	01/05/18	USD	84.00	USD	1,035	(20,993)
Oracle Corp.	518	01/05/18	USD	50.00	USD	2,449	(518)
Suncor Energy, Inc.	56	01/05/18	USD	35.50	USD	206	(7,224)
Suncor Energy, Inc.	216	01/05/18	USD	35.00	USD	793	(38,232)
U.S. Bancorp	206	01/05/18	USD	56.00	USD	1,104	(618)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
U.S. Bancorp	206	01/05/18	USD	55.00	USD	1,104	$(927)
UnitedHealth Group, Inc.	70	01/05/18	USD	227.50	USD	1,543	(525)
Urban Outfitters, Inc.	334	01/05/18	USD	32.50	USD	1,171	(90,180)
Pfizer, Inc.	350	01/09/18	USD	35.51	USD	1,268	(30,046)
Bank of America Corp.	485	01/11/18	USD	27.82	USD	1,432	(86,243)
CDW Corp.	128	01/11/18	USD	67.25	USD	889	(35,675)
JPMorgan Chase & Co.	123	01/11/18	USD	99.51	USD	1,315	(85,340)
Oracle Corp.	72	01/11/18	USD	50.51	USD	340	(30)
Activision Blizzard, Inc.	82	01/12/18	USD	64.00	USD	519	(7,339)
Activision Blizzard, Inc.	150	01/12/18	USD	66.50	USD	950	(3,300)
Alphabet, Inc., Class A	18	01/12/18	USD	1,045.00	USD	1,896	(32,130)
Apple, Inc.	91	01/12/18	USD	180.00	USD	1,540	(955)
BP PLC — ADR	76	01/12/18	USD	40.00	USD	319	(16,036)
Bank of America Corp.	490	01/12/18	USD	29.00	USD	1,446	(38,955)
Baxter International, Inc.	142	01/12/18	USD	64.50	USD	918	(12,851)
Biogen, Inc.	56	01/12/18	USD	325.00	USD	1,784	(17,360)
Chevron Corp.	114	01/12/18	USD	121.00	USD	1,427	(53,580)
Cisco Systems, Inc.	361	01/12/18	USD	38.00	USD	1,383	(18,050)
Citigroup, Inc.	31	01/12/18	USD	77.00	USD	231	(589)
Citigroup, Inc.	315	01/12/18	USD	76.50	USD	2,344	(8,347)
Comcast Corp., Class A	114	01/12/18	USD	39.50	USD	457	(11,343)
DowDuPont, Inc.	369	01/12/18	USD	71.50	USD	2,628	(27,491)
Flex Ltd.	343	01/12/18	USD	18.50	USD	617	(3,601)
Flex Ltd.	343	01/12/18	USD	18.00	USD	617	(10,804)
General Electric Co.	87	01/12/18	USD	18.50	USD	152	(348)
Gilead Sciences, Inc.	63	01/12/18	USD	77.00	USD	451	(819)
Gilead Sciences, Inc.	248	01/12/18	USD	75.50	USD	1,777	(4,464)
Hartford Financial Services Group	142	01/12/18	USD	56.00	USD	799	(13,632)
Humana, Inc.	76	01/12/18	USD	260.00	USD	1,885	(4,560)
Microsoft Corp.	242	01/12/18	USD	84.50	USD	2,070	(41,866)
Suncor Energy, Inc.	56	01/12/18	USD	35.50	USD	206	(7,644)
Suncor Energy, Inc.	216	01/12/18	USD	35.00	USD	793	(40,068)
U.S. Bancorp	428	01/12/18	USD	56.00	USD	2,293	(2,996)
Urban Outfitters, Inc.	82	01/12/18	USD	32.50	USD	287	(24,190)
Microsoft Corp.	492	01/16/18	USD	83.95	USD	4,209	(113,127)
Novo Nordisk A/S — ADR	83	01/17/18	USD	52.01	USD	445	(16,126)
Activision Blizzard, Inc.	210	01/19/18	USD	65.00	USD	1,330	(15,750)
Activision Blizzard, Inc.	125	01/19/18	USD	67.50	USD	792	(2,937)
Alphabet, Inc., Class A	73	01/19/18	USD	1,060.00	USD	7,690	(91,250)
Altria Group, Inc.	478	01/19/18	USD	72.50	USD	3,413	(33,699)
Amdocs Ltd.	270	01/19/18	USD	65.00	USD	1,768	(32,400)
Apple, Inc.	46	01/19/18	USD	180.00	USD	778	(1,104)
Apple, Inc.	426	01/19/18	USD	175.00	USD	7,209	(34,080)
BP PLC — ADR	89	01/19/18	USD	41.00	USD	374	(11,214)
Bank of America Corp.	447	01/19/18	USD	28.00	USD	1,320	(76,661)
Bank of America Corp.	585	01/19/18	USD	29.00	USD	1,727	(55,283)
Baxter International, Inc.	122	01/19/18	USD	65.00	USD	789	(9,333)
Biogen, Inc.	119	01/19/18	USD	320.00	USD	3,791	(74,970)
CDW Corp.	231	01/19/18	USD	70.00	USD	1,605	(25,410)
CVS Health Corp.	351	01/19/18	USD	75.00	USD	2,545	(18,252)
Carnival Corp.	220	01/19/18	USD	67.00	USD	1,460	(17,050)
Centene Corp.	231	01/19/18	USD	110.00	USD	2,330	(5,775)
Chevron Corp.	157	01/19/18	USD	115.00	USD	1,965	(167,205)
Cisco Systems, Inc.	309	01/19/18	USD	37.00	USD	1,183	(42,488)
Cisco Systems, Inc.	343	01/19/18	USD	39.00	USD	1,314	(4,973)
Citigroup, Inc.	143	01/19/18	USD	80.00	USD	1,064	(1,859)
Citigroup, Inc.	131	01/19/18	USD	72.50	USD	975	(34,977)
Cognizant Technology Solutions Corp., Class A	182	01/19/18	USD	77.50	USD	1,293	(910)
Comcast Corp., Class A	114	01/19/18	USD	40.00	USD	457	(9,234)
Comcast Corp., Class A	382	01/19/18	USD	38.75	USD	1,530	(60,547)
D.R. Horton, Inc.	461	01/19/18	USD	50.60	USD	2,354	(65,060)

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
D.R. Horton, Inc.	110	01/19/18	USD	48.00	USD	562	$(37,400)
DaVita, Inc.	177	01/19/18	USD	65.00	USD	1,279	(134,520)
Dell Technologies, Inc., Class V	388	01/19/18	USD	81.25	USD	3,154	(70,109)
Delta Air Lines, Inc.	407	01/19/18	USD	57.50	USD	2,279	(30,118)
DowDuPont, Inc.	386	01/19/18	USD	73.35	USD	2,749	(11,454)
DowDuPont, Inc.	151	01/19/18	USD	72.50	USD	1,075	(7,776)
DowDuPont, Inc.	155	01/19/18	USD	70.00	USD	1,104	(30,070)
E*Trade Financial Corp.	163	01/19/18	USD	51.00	USD	808	(7,987)
FirstEnergy Corp.	943	01/19/18	USD	35.00	USD	2,887	(4,715)
Flex Ltd.	1,257	01/19/18	USD	18.27	USD	2,261	(28,937)
Flex Ltd.	113	01/19/18	USD	19.00	USD	203	(565)
Fortive Corp.	504	01/19/18	USD	75.00	USD	3,646	(10,080)
General Electric Co.	202	01/19/18	USD	19.00	USD	352	(909)
Gilead Sciences, Inc.	539	01/19/18	USD	77.50	USD	3,861	(9,163)
Goldman Sachs Group, Inc.	83	01/19/18	USD	250.00	USD	2,115	(68,060)
Goodyear Tire & Rubber Co.	422	01/19/18	USD	30.00	USD	1,363	(104,445)
Hartford Financial Services Group	322	01/19/18	USD	57.85	USD	1,812	(14,923)
Home Depot, Inc.	185	01/19/18	USD	180.00	USD	3,506	(189,163)
Humana, Inc.	48	01/19/18	USD	250.00	USD	1,191	(16,800)
JPMorgan Chase & Co.	101	01/19/18	USD	100.95	USD	1,080	(56,876)
JPMorgan Chase & Co.	228	01/19/18	USD	110.00	USD	2,438	(14,934)
Laboratory Corp. of America Holdings	123	01/19/18	USD	160.00	USD	1,962	(30,750)
Lennar Corp., Class A	154	01/19/18	USD	60.00	USD	974	(58,520)
Lowe’s Cos., Inc.	561	01/19/18	USD	80.00	USD	5,214	(729,300)
Marathon Oil Corp.	166	01/19/18	USD	15.00	USD	281	(33,283)
Microsoft Corp.	308	01/19/18	USD	85.00	USD	2,635	(47,278)
Norfolk Southern Corp.	148	01/19/18	USD	145.00	USD	2,145	(40,700)
Oracle Corp.	620	01/19/18	USD	50.00	USD	2,931	(2,790)
Packaging Corp. of America	119	01/19/18	USD	115.00	USD	1,435	(74,375)
Pfizer, Inc.	350	01/19/18	USD	36.00	USD	1,268	(19,775)
Regions Financial Corp.	368	01/19/18	USD	16.00	USD	636	(51,704)
Regions Financial Corp.	400	01/19/18	USD	17.00	USD	691	(23,800)
Rio Tinto PLC — ADR	48	01/19/18	USD	50.00	USD	254	(15,600)
Robert Half International, Inc.	281	01/19/18	USD	55.00	USD	1,561	(41,448)
SLM Corp.	360	01/19/18	USD	11.00	USD	407	(20,340)
SLM Corp.	469	01/19/18	USD	12.00	USD	530	(7,035)
SunTrust Banks, Inc.	376	01/19/18	USD	60.00	USD	2,429	(185,180)
SunTrust Banks, Inc.	398	01/19/18	USD	65.00	USD	2,571	(49,352)
Suncor Energy, Inc.	158	01/19/18	USD	36.00	USD	580	(16,669)
TOTAL SA — ADR	312	01/19/18	USD	55.00	USD	1,725	(28,080)
U.S. Bancorp	155	01/19/18	USD	52.50	USD	830	(25,343)
UnitedHealth Group, Inc.	62	01/19/18	USD	220.00	USD	1,367	(33,170)
Urban Outfitters, Inc.	300	01/19/18	USD	26.00	USD	1,052	(283,500)
Urban Outfitters, Inc.	317	01/19/18	USD	31.00	USD	1,111	(141,065)
WABCO Holdings, Inc.	100	01/19/18	USD	145.00	USD	1,435	(18,250)
Wal-Mart Stores, Inc.	152	01/19/18	USD	97.50	USD	1,501	(37,088)
Wal-Mart Stores, Inc.	302	01/19/18	USD	100.00	USD	2,982	(32,012)
Chevron Corp.	54	01/23/18	USD	118.00	USD	676	(39,987)
Activision Blizzard, Inc.	143	01/26/18	USD	65.00	USD	905	(14,300)
Altria Group, Inc.	542	01/26/18	USD	72.50	USD	3,870	(50,677)
Apple, Inc.	228	01/26/18	USD	177.50	USD	3,858	(17,670)
Apple, Inc.	154	01/26/18	USD	180.00	USD	2,606	(7,084)
Bank of America Corp.	125	01/26/18	USD	29.50	USD	369	(9,625)
Baxter International, Inc.	95	01/26/18	USD	65.50	USD	614	(7,220)
Carnival Corp.	424	01/26/18	USD	66.50	USD	2,814	(55,120)
Chevron Corp.	154	01/26/18	USD	120.00	USD	1,928	(90,860)
Cisco Systems, Inc.	343	01/26/18	USD	38.50	USD	1,314	(12,862)
Citigroup, Inc.	219	01/26/18	USD	75.00	USD	1,630	(31,317)
Cognizant Technology Solutions Corp., Class A	255	01/26/18	USD	72.50	USD	1,811	(15,937)
Delta Air Lines, Inc.	500	01/26/18	USD	55.00	USD	2,800	(108,500)
DowDuPont, Inc.	70	01/26/18	USD	72.00	USD	499	(6,475)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
DowDuPont, Inc.	15	01/26/18	USD	71.50	USD	107	$(1,702)
E*Trade Financial Corp.	81	01/26/18	USD	50.00	USD	402	(10,368)
E*Trade Financial Corp.	142	01/26/18	USD	49.00	USD	704	(24,566)
General Electric Co.	238	01/26/18	USD	18.50	USD	415	(4,403)
General Electric Co.	592	01/26/18	USD	18.00	USD	1,033	(18,648)
Goldman Sachs Group, Inc.	8	01/26/18	USD	260.00	USD	204	(3,060)
Goodyear Tire & Rubber Co.	600	01/26/18	USD	32.50	USD	1,939	(42,000)
Hartford Financial Services Group	183	01/26/18	USD	56.00	USD	1,030	(22,966)
JPMorgan Chase & Co.	91	01/26/18	USD	105.00	USD	973	(28,529)
JPMorgan Chase & Co.	228	01/26/18	USD	107.00	USD	2,438	(46,398)
Lowe’s Cos., Inc.	112	01/26/18	USD	84.00	USD	1,041	(104,720)
Lowe’s Cos., Inc.	296	01/26/18	USD	87.00	USD	2,751	(191,660)
Marathon Oil Corp.	181	01/26/18	USD	15.00	USD	306	(36,834)
Norfolk Southern Corp.	137	01/26/18	USD	142.00	USD	1,985	(78,775)
Oracle Corp.	157	01/26/18	USD	51.00	USD	742	(628)
Oracle Corp.	132	01/26/18	USD	48.00	USD	624	(4,752)
Pfizer, Inc.	114	01/26/18	USD	36.50	USD	413	(4,389)
U.S. Bancorp	372	01/26/18	USD	56.00	USD	1,993	(8,370)
U.S. Bancorp	72	01/26/18	USD	55.00	USD	386	(3,240)
Urban Outfitters, Inc.	330	01/26/18	USD	35.00	USD	1,157	(47,850)
Urban Outfitters, Inc.	329	01/26/18	USD	34.00	USD	1,153	(66,623)
Microsoft Corp.	492	01/29/18	USD	83.95	USD	4,209	(131,908)
UnitedHealth Group, Inc.	157	01/29/18	USD	222.00	USD	3,461	(57,158)
Activision Blizzard, Inc.	79	02/02/18	USD	65.50	USD	500	(7,307)
Apple, Inc.	52	02/02/18	USD	182.50	USD	880	(5,902)
Comcast Corp., Class A	1,000	02/02/18	USD	41.50	USD	4,005	(58,500)
Marathon Oil Corp.	77	02/02/18	USD	17.50	USD	130	(3,542)
Norfolk Southern Corp.	92	02/02/18	USD	145.00	USD	1,333	(39,100)
Oracle Corp.	230	02/02/18	USD	48.00	USD	1,087	(11,155)
UnitedHealth Group, Inc.	157	02/12/18	USD	222.00	USD	3,461	(107,938)
Activision Blizzard, Inc.	82	02/16/18	USD	67.50	USD	519	(11,275)
Alphabet, Inc., Class A	23	02/16/18	USD	1,080.00	USD	2,423	(50,370)
Altria Group, Inc.	449	02/16/18	USD	74.10	USD	3,206	(44,966)
Apple, Inc.	155	02/16/18	USD	185.00	USD	2,623	(17,592)
Baxter International, Inc.	96	02/16/18	USD	67.50	USD	621	(5,424)
CVS Health Corp.	370	02/16/18	USD	72.50	USD	2,683	(90,835)
Carnival Corp.	220	02/16/18	USD	67.50	USD	1,460	(28,600)
Chevron Corp.	60	02/16/18	USD	125.00	USD	751	(18,750)
Cisco Systems, Inc.	461	02/16/18	USD	38.00	USD	1,766	(52,324)
Cognizant Technology Solutions Corp., Class A	224	02/16/18	USD	72.50	USD	1,591	(34,160)
Comcast Corp., Class A	462	02/16/18	USD	40.00	USD	1,850	(66,297)
D.R. Horton, Inc.	473	02/16/18	USD	50.00	USD	2,416	(116,595)
DowDuPont, Inc.	263	02/16/18	USD	72.50	USD	1,873	(38,793)
Fortive Corp.	112	02/16/18	USD	75.00	USD	810	(8,960)
Goldman Sachs Group, Inc.	138	02/16/18	USD	260.00	USD	3,516	(78,660)
Humana, Inc.	88	02/16/18	USD	260.00	USD	2,183	(38,720)
JPMorgan Chase & Co.	156	02/16/18	USD	107.85	USD	1,668	(38,837)
Laboratory Corp. of America Holdings	123	02/16/18	USD	160.00	USD	1,962	(57,810)
Lennar Corp., Class A	155	02/16/18	USD	62.50	USD	980	(42,858)
Oracle Corp.	230	02/16/18	USD	49.00	USD	1,087	(8,050)
Pfizer, Inc.	632	02/16/18	USD	38.00	USD	2,289	(9,480)
Regions Financial Corp.	713	02/16/18	USD	17.00	USD	1,232	(57,397)
Rio Tinto PLC — ADR	96	02/16/18	USD	50.00	USD	508	(36,480)
U.S. Bancorp	77	02/16/18	USD	54.01	USD	413	(9,018)
Wal-Mart Stores, Inc.	563	02/16/18	USD	97.50	USD	5,560	(191,420)
Comcast Corp., Class A	69	02/26/18	USD	39.54	USD	276	(12,604)
Cisco Systems, Inc.	513	03/16/18	USD	39.00	USD	1,965	(45,657)
Comcast Corp., Class A	493	03/16/18	USD	40.00	USD	1,974	(88,247)

							$(8,503,035)

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Capital and Income Fund (CII)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BP PLC — ADR	UBS AG	30,500	01/02/18	USD	41.48	USD	1,282	$(19,064)
Avery Dennison Corp.	Citibank N.A.	11,700	01/04/18	USD	111.11	USD	1,344	(44,975)
Chevron Corp.	Bank of America N.A.	15,600	01/04/18	USD	116.22	USD	1,953	(140,409)
Flex Ltd.	Barclays Bank PLC	30,400	01/04/18	USD	18.25	USD	547	(2,233)
Novo Nordisk A/S — ADR	Bank of America N.A.	18,300	01/04/18	USD	51.56	USD	982	(39,073)
Pfizer, Inc.	UBS AG	31,600	01/04/18	USD	35.93	USD	1,145	(14,715)
Rio Tinto PLC — ADR	Morgan Stanley & Co. International PLC	4,800	01/04/18	USD	49.88	USD	254	(14,796)
Robert Half International, Inc.	Deutsche Bank AG	26,800	01/04/18	USD	57.24	USD	1,488	(2,934)
Marathon Oil Corp.	Bank of America N.A.	10,600	01/08/18	USD	16.00	USD	179	(10,603)
Novo Nordisk A/S — ADR	Credit Suisse International	32,200	01/09/18	USD	52.04	USD	1,728	(57,268)
Public Service Enterprise Group, Inc.	Deutsche Bank AG	32,900	01/09/18	USD	51.65	USD	1,694	(14,948)
BP PLC	UBS AG	30,500	01/16/18	USD	41.48	USD	1,282	(26,798)
CDW Corp.	Bank of America N.A.	38,500	01/17/18	USD	67.55	USD	2,675	(109,087)
Energizer Holdings, Inc.	Barclays Bank PLC	20,100	01/18/18	USD	48.49	USD	964	(24,200)
Packaging Corp. of America	Deutsche Bank AG	13,500	01/23/18	USD	119.91	USD	1,627	(36,142)
TOTAL SA — ADR	Citibank N.A.	7,500	01/26/18	USD	56.88	USD	415	(2,141)
Rio Tinto PLC — ADR	Morgan Stanley & Co. International PLC	30,200	01/29/18	USD	48.63	USD	1,598	(145,584)
SLM Corp.	Barclays Bank PLC	88,000	01/29/18	USD	10.82	USD	994	(66,891)
BP PLC	UBS AG	30,500	01/30/18	USD	41.48	USD	1,282	(32,468)
FirstEnergy Corp.	Citibank N.A.	40,500	01/31/18	USD	32.63	USD	1,240	(3,854)
Marathon Oil Corp.	UBS AG	15,100	01/31/18	USD	15.62	USD	256	(22,635)
Novo Nordisk A/S — ADR	UBS AG	5,100	01/31/18	USD	52.59	USD	274	(9,007)
Pfizer, Inc.	UBS AG	3,800	01/31/18	USD	36.96	USD	138	(892)
Regions Financial Corp.	Deutsche Bank AG	43,300	01/31/18	USD	17.17	USD	748	(26,406)
SLM Corp.	Barclays Bank PLC	200,200	01/31/18	USD	11.74	USD	2,262	(63,748)
Suncor Energy, Inc.	Citibank N.A.	25,300	01/31/18	USD	35.24	USD	929	(41,898)
Suncor Energy, Inc.	UBS AG	12,600	01/31/18	USD	34.79	USD	463	(25,778)
TOTAL SA — ADR	Citibank N.A.	7,500	01/31/18	USD	57.16	USD	415	(2,482)
Suncor Energy, Inc.	UBS AG	12,600	02/02/18	USD	34.88	USD	463	(27,675)
Avery Dennison Corp.	Barclays Bank PLC	13,200	02/06/18	USD	116.50	USD	1,516	(34,959)
Rio Tinto PLC — ADR	Morgan Stanley & Co. International PLC	30,200	02/06/18	USD	48.63	USD	1,598	(150,520)
Novo Nordisk A/S — ADR	UBS AG	5,200	02/07/18	USD	52.59	USD	279	(9,756)
FirstEnergy Corp.	Citibank N.A.	40,600	02/09/18	USD	32.63	USD	1,243	(3,987)
Amdocs Ltd.	UBS AG	21,000	02/12/18	USD	65.65	USD	1,375	(34,152)
Public Service Enterprise Group, Inc.	Bank of America N.A.	13,400	02/12/18	USD	52.10	USD	690	(10,909)
Novo Nordisk A/S — ADR	Barclays Bank PLC	8,200	02/14/18	USD	52.80	USD	440	(20,749)
Novo Nordisk A/S — ADR	Credit Suisse International	4,100	02/14/18	USD	53.99	USD	220	(5,042)

								$(1,298,778)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$9,801,813	$—	$—	$—	$9,801,813

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Capital and Income Fund (CII)

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$529,712	$—	$—	$—	$529,712
Options purchased(a)	—	—	680	—	—	—	680
Options written	—	—	(29,050,406)	—	—	—	(29,050,406)

	$—	$—	$(28,520,014)	$—	$—	$—	$(28,520,014)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$128,627	$—	$—	$—	$128,627
Options written	—	—	64,186	—	—	—	64,186

	$—	$—	$192,813	$—	$—	$—	$192,813

(a)	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,096,516
Options:
Average value of option contracts purchased	$2,174	(a)
Average value of option contracts written	$8,813,911

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Options	$—	$9,801,813

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(8,503,035)

Total derivative assets and liabilities subject to an MNA	$—	$1,298,778

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$310,081	$—	$—	$—	$310,081
Barclays Bank PLC	212,780	—	—	(5,000)	207,780
Citibank N.A.	99,337	—	(99,337)	—	—
Credit Suisse International	62,310	—	—	—	62,310
Deutsche Bank AG	80,430	—	—	(70,000)	10,430
Morgan Stanley & Co. International PLC	310,900	—	—	—	310,900
UBS AG	222,940	—	(222,940)	—	—

	$1,298,778	$—	$(322,277)	$(75,000)	$901,501

(a)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes
(b)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Capital and Income Fund (CII)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$765,561,671	$—	$—	$765,561,671
Short-Term Securities	3,142,974	—	—	3,142,974

	$768,704,645	$—	$—	$768,704,645

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(7,240,164)	$(2,561,649)	$—	$(9,801,813)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are options written, which are shown at value.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments December 31, 2017	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 101.0%

Aerospace & Defense — 2.2%
Lockheed Martin Corp.(a)	47,072	$15,111,824
Northrop Grumman Corp.(a)	82,813	25,415,217

		40,527,041
Air Freight & Logistics — 0.4%
United Parcel Service, Inc., Class B(a)	63,570	7,573,770

Banks — 19.0%
Bank of America Corp.(a)(b)	2,629,581	77,625,202
Citigroup, Inc.(a)(b)	983,480	73,180,672
JPMorgan Chase & Co.(a)(b)	762,329	81,523,356
KeyCorp(a)	585,861	11,816,796
Regions Financial Corp.	108,020	1,866,586
SunTrust Banks, Inc.(a)	337,240	21,782,332
U.S. Bancorp(a)	479,744	25,704,630
Wells Fargo & Co.(a)	1,018,322	61,781,535

		355,281,109
Beverages — 2.4%
Diageo PLC	697,582	25,569,323
Dr. Pepper Snapple Group, Inc.(a)	204,322	19,831,299

		45,400,622
Capital Markets — 4.2%
Charles Schwab Corp.(a)	203,801	10,469,206
Goldman Sachs Group, Inc.(a)	107,121	27,289,891
Invesco Ltd.(a)	176,175	6,437,398
Morgan Stanley(a)	638,842	33,519,935

		77,716,430
Chemicals — 2.1%
DowDuPont, Inc.(a)	470,728	33,525,034
Praxair, Inc.(a)	41,902	6,481,092

		40,006,126
Communications Equipment — 0.8%
Motorola Solutions, Inc.(a)	171,605	15,502,344

Construction Materials — 0.5%
CRH PLC	283,225	10,164,768

Diversified Telecommunication Services — 2.4%
BCE, Inc.(a)	122,502	5,881,225
Verizon Communications, Inc.(a)	746,503	39,512,245

		45,393,470
Electric Utilities — 4.1%
Edison International	67,841	4,290,202
Exelon Corp.(a)	253,462	9,988,859
FirstEnergy Corp.(a)	673,532	20,623,488
NextEra Energy, Inc.(a)	132,898	20,757,182
PG&E Corp.(a)	481,293	21,576,231

		77,235,962
Electronic Equipment, Instruments & Components — 0.4%
CDW Corp.(a)	100,025	6,950,390

Energy Equipment & Services — 0.4%
Halliburton Co.(a)	164,305	8,029,341

Food & Staples Retailing — 0.9%
Kroger Co.(a)	595,795	16,354,435

Food Products — 1.2%
General Mills, Inc.(a)	193,763	11,488,031
Kellogg Co.(a)	165,542	11,253,409

		22,741,440
Health Care Equipment & Supplies — 3.0%
Koninklijke Philips NV	716,442	27,051,792

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Medtronic PLC(a)	290,302	$23,441,725
Smith & Nephew PLC	407,742	7,055,154

		57,548,671
Health Care Providers & Services — 7.7%
Aetna, Inc.(a)	202,157	36,466,921
Anthem, Inc.(a)	217,451	48,928,424
Cardinal Health, Inc.(a)	156,081	9,563,022
McKesson Corp.(a)	114,951	17,926,452
Quest Diagnostics, Inc.(a)	101,741	10,020,373
UnitedHealth Group, Inc.(a)	90,460	19,942,812

		142,848,004
Household Products — 1.0%
Procter & Gamble Co.(a)	209,325	19,232,322

Industrial Conglomerates — 3.3%
3M Co.(a)	51,361	12,088,603
General Electric Co.(a)	1,330,372	23,214,957
Honeywell International, Inc.(a)	170,601	26,163,216

		61,466,776
Insurance — 6.1%
American International Group, Inc.(a)	665,681	39,661,214
Brighthouse Financial, Inc.(a)(c)	44,512	2,610,125
Marsh & McLennan Cos., Inc.(a)	183,801	14,959,482
MetLife, Inc.(a)	583,924	29,523,147
Prudential Financial, Inc.(a)	66,771	7,677,215
Travelers Cos., Inc.(a)	137,201	18,609,808

		113,040,991
Leisure Products — 0.5%
Mattel, Inc.(a)	586,961	9,027,383

Machinery — 0.4%
Pentair PLC(a)	115,405	8,149,548

Media — 2.4%
Comcast Corp., Class A(a)	787,432	31,536,572
Interpublic Group of Cos., Inc.(a)	276,242	5,568,998
Publicis Groupe SA	103,282	7,001,061

		44,106,631
Multi-Utilities — 1.3%
Public Service Enterprise Group, Inc.(a)	456,502	23,509,750

Multiline Retail — 0.6%
Dollar General Corp.(a)	111,112	10,334,062

Oil, Gas & Consumable Fuels — 11.7%
Chevron Corp.(a)	298,701	37,394,253
Enbridge, Inc.(a)	189,699	7,419,128
Hess Corp.(a)	411,111	19,515,392
Marathon Oil Corp.(a)	991,561	16,787,111
Marathon Petroleum Corp.(a)	201,459	13,292,265
Pioneer Natural Resources Co.(a)	45,998	7,950,754
Royal Dutch Shell PLC — ADR, Class A(a)	668,921	44,623,653
Suncor Energy, Inc.(a)	1,102,011	40,465,807
TOTAL SA — ADR(a)	564,501	31,205,560

		218,653,923
Paper & Forest Products — 0.4%
International Paper Co.(a)	135,705	7,862,458

Personal Products — 0.8%
Unilever NV(a)	255,595	14,394,829

Pharmaceuticals — 8.3%
AstraZeneca PLC	506,357	34,941,418
Merck & Co., Inc.(a)	559,202	31,466,184
Novo Nordisk A/S — ADR(a)	298,911	16,042,500

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals (continued)
Pfizer, Inc.(a)(b)	2,013,802	$72,939,836

		155,389,938
Professional Services — 1.4%
Equifax, Inc.(a)	22,641	2,669,709
Experian PLC	487,502	10,745,816
Nielsen Holdings PLC(a)	343,022	12,485,928

		25,901,453
Road & Rail — 0.7%
Union Pacific Corp.(a)	96,005	12,873,600

Semiconductors & Semiconductor Equipment — 1.6%
QUALCOMM, Inc.(a)	329,402	21,088,188
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR(a)	237,562	9,419,254

		30,507,442
Software — 5.8%
Constellation Software, Inc.	15,402	9,335,806
Microsoft Corp.(a)	508,572	43,503,078
Oracle Corp.(a)	1,176,552	55,627,284

		108,466,168
Specialty Retail — 0.6%
Lowe’s Cos., Inc.(a)	115,505	10,734,570

Technology Hardware, Storage & Peripherals — 0.9%
Lenovo Group Ltd.	13,220,006	7,444,346
Samsung Electronics Co. Ltd. — GDR	7,820	9,259,290

		16,703,636
Tobacco — 1.1%
Altria Group, Inc.(a)	188,963	13,493,634
Philip Morris International, Inc.(a)	62,072	6,557,695

		20,051,329

Security	Shares	Value
Wireless Telecommunication Services — 0.4%
SK Telecom Co. Ltd. — ADR(a)	293,645	$8,195,492

Total Long-Term Investments — 101.0% (Cost — $1,381,304,314)		1,887,876,224

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.18%,(d)(e)	4,967,189	4,967,189

Total Short-Term Securities — 0.3% (Cost — $4,967,189)		4,967,189

Total Investments Before Options Written — 101.3% (Cost — $1,386,271,503)		1,892,843,413

Options Written — (1.2)% (Premiums Received — $19,146,013)		(23,250,161)

Total Investments, Net of Options Written — 100.1% (Cost — $1,367,125,490)		1,869,593,252
Liabilities in Excess of Other Assets — (0.1)%		(1,136,147)

Net Assets — 100.0%		$1,868,457,105

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

(e)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,630,472	1,336,717	4,967,189	$4,967,189	$62,478		$5	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	1,511	(b)	—	—

				$4,967,189	$63,989		$5	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SunTrust Banks, Inc.	630	01/03/18	USD	60.51	USD	4,069	$(258,973)
Comcast Corp., Class A	263	01/04/18	USD	37.00	USD	1,053	(76,385)
Exelon Corp.	530	01/04/18	USD	42.51	USD	2,089	—
Aetna, Inc.	417	01/05/18	USD	185.00	USD	7,522	(24,603)

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Anthem, Inc.	244	01/05/18	USD	230.00	USD	5,490	$(8,906)
Anthem, Inc.	188	01/05/18	USD	232.50	USD	4,230	(2,350)
Bank of America Corp.	1,283	01/05/18	USD	27.70	USD	3,787	(234,629)
Bank of America Corp.	688	01/05/18	USD	28.50	USD	2,031	(73,616)
Comcast Corp., Class A	232	01/05/18	USD	39.50	USD	929	(16,356)
General Electric Co.	305	01/05/18	USD	19.00	USD	532	(610)
General Electric Co.	350	01/05/18	USD	18.50	USD	611	(525)
Hess Corp.	458	01/05/18	USD	44.50	USD	2,174	(138,087)
Honeywell International, Inc.	224	01/05/18	USD	155.00	USD	3,435	(6,720)
International Paper Co.	94	01/05/18	USD	57.00	USD	545	(10,716)
KeyCorp	682	01/05/18	USD	18.50	USD	1,376	(119,009)
KeyCorp	398	01/05/18	USD	19.50	USD	803	(30,248)
Kroger Co.	728	01/05/18	USD	26.50	USD	1,998	(78,260)
Lockheed Martin Corp.	138	01/05/18	USD	320.00	USD	4,430	(34,845)
Lockheed Martin Corp.	86	01/05/18	USD	322.50	USD	2,761	(9,890)
Mattel, Inc.	24	01/05/18	USD	17.50	USD	37	(720)
Medtronic PLC	274	01/05/18	USD	83.50	USD	2,213	(1,096)
Merck & Co., Inc.	174	01/05/18	USD	56.00	USD	979	(9,657)
Microsoft Corp.	117	01/05/18	USD	84.00	USD	1,001	(20,299)
Northrop Grumman Corp.	255	01/05/18	USD	307.50	USD	7,826	(45,900)
Oracle Corp.	925	01/05/18	USD	50.00	USD	4,373	(925)
PG&E Corp.	644	01/05/18	USD	57.50	USD	2,887	(3,220)
Pfizer, Inc.	1,001	01/05/18	USD	36.50	USD	3,626	(10,010)
Procter & Gamble Co.	220	01/05/18	USD	90.00	USD	2,021	(46,640)
QUALCOMM, Inc.	735	01/05/18	USD	72.00	USD	4,705	(16,905)
Royal Dutch Shell PLC — ADR, Class A	256	01/05/18	USD	65.01	USD	1,708	(44,414)
Suncor Energy, Inc.	367	01/05/18	USD	35.50	USD	1,348	(47,343)
Suncor Energy, Inc.	216	01/05/18	USD	35.00	USD	793	(38,232)
U.S. Bancorp	111	01/05/18	USD	56.00	USD	595	(333)
U.S. Bancorp	111	01/05/18	USD	55.00	USD	595	(499)
Union Pacific Corp.	116	01/05/18	USD	119.00	USD	1,556	(178,930)
United Parcel Service, Class B	12	01/05/18	USD	122.00	USD	143	(132)
UnitedHealth Group, Inc.	106	01/05/18	USD	227.50	USD	2,337	(795)
BCE, Inc.	251	01/08/18	USD	48.31	USD	1,205	(4,695)
Pfizer, Inc.	916	01/09/18	USD	35.51	USD	3,318	(78,634)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	526	01/09/18	USD	42.01	USD	2,086	(2,719)
Dr. Pepper Snapple Group, Inc.	340	01/10/18	USD	90.01	USD	3,300	(243,101)
Royal Dutch Shell PLC — ADR, Class A	335	01/10/18	USD	63.80	USD	2,235	(95,704)
Bank of America Corp.	2,724	01/11/18	USD	27.82	USD	8,041	(484,384)
CDW Corp.	260	01/11/18	USD	67.25	USD	1,807	(72,465)
JPMorgan Chase & Co.	386	01/11/18	USD	99.51	USD	4,128	(267,815)
Oracle Corp.	1,103	01/11/18	USD	50.51	USD	5,215	(458)
Aetna, Inc.	362	01/12/18	USD	182.50	USD	6,530	(28,960)
American International Group, Inc.	53	01/12/18	USD	60.00	USD	316	(2,623)
Bank of America Corp.	1,040	01/12/18	USD	29.00	USD	3,070	(82,680)
Charles Schwab Corp.	197	01/12/18	USD	49.00	USD	1,012	(53,190)
Charles Schwab Corp.	236	01/12/18	USD	52.50	USD	1,212	(9,440)
Chevron Corp.	425	01/12/18	USD	121.00	USD	5,321	(199,750)
Citigroup, Inc.	542	01/12/18	USD	77.00	USD	4,033	(10,298)
Citigroup, Inc.	1,123	01/12/18	USD	76.50	USD	8,356	(29,759)
Comcast Corp., Class A	232	01/12/18	USD	39.50	USD	929	(23,084)
DowDuPont, Inc.	219	01/12/18	USD	71.50	USD	1,560	(16,315)
Equifax, Inc.	55	01/12/18	USD	115.00	USD	649	(20,350)
General Electric Co.	388	01/12/18	USD	18.50	USD	677	(1,552)
Halliburton Co.	206	01/12/18	USD	44.50	USD	1,007	(93,215)
Hess Corp.	427	01/12/18	USD	45.00	USD	2,027	(122,122)
KeyCorp	855	01/12/18	USD	20.00	USD	1,725	(39,330)
Kroger Co.	728	01/12/18	USD	26.50	USD	1,998	(85,540)
Lowe’s Cos., Inc.	289	01/12/18	USD	84.50	USD	2,686	(257,210)
McKesson Corp.	154	01/12/18	USD	149.00	USD	2,402	(120,890)
Merck & Co., Inc.	785	01/12/18	USD	56.00	USD	4,417	(62,800)

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
MetLife, Inc.	404	01/12/18	USD	54.00	USD	2,043	$(2,424)
Microsoft Corp.	232	01/12/18	USD	84.50	USD	1,985	(40,136)
Morgan Stanley	693	01/12/18	USD	52.00	USD	3,636	(72,765)
Pfizer, Inc.	1,001	01/12/18	USD	36.50	USD	3,626	(21,521)
Procter & Gamble Co.	221	01/12/18	USD	90.00	USD	2,031	(49,062)
QUALCOMM, Inc.	177	01/12/18	USD	68.00	USD	1,133	(1,681)
Royal Dutch Shell PLC — ADR, Class A	587	01/12/18	USD	64.00	USD	3,916	(167,295)
Suncor Energy, Inc.	367	01/12/18	USD	35.50	USD	1,348	(50,095)
Suncor Energy, Inc.	216	01/12/18	USD	35.00	USD	793	(40,068)
Travelers Cos., Inc.	446	01/12/18	USD	134.00	USD	6,050	(111,000)
U.S. Bancorp	789	01/12/18	USD	56.00	USD	4,227	(5,523)
United Parcel Service, Class B	190	01/12/18	USD	121.00	USD	2,264	(13,870)
Verizon Communications, Inc.	868	01/12/18	USD	51.00	USD	4,594	(183,582)
Dollar General Corp.	72	01/12/18	USD	88.50	USD	670	(36,360)
Microsoft Corp.	563	01/16/18	USD	83.95	USD	4,816	(129,452)
Novo Nordisk A/S — ADR	369	01/17/18	USD	52.01	USD	1,980	(71,694)
Quest Diagnostics, Inc.	298	01/18/18	USD	95.60	USD	2,935	(102,477)
SK Telecom Co. Ltd. — ADR	177	01/18/18	USD	26.35	USD	494	(29,608)
Aetna, Inc.	268	01/19/18	USD	180.00	USD	4,834	(56,280)
Altria Group, Inc.	226	01/19/18	USD	72.50	USD	1,614	(15,933)
American International Group, Inc.	620	01/19/18	USD	62.50	USD	3,694	(4,340)
Anthem, Inc.	150	01/19/18	USD	220.00	USD	3,375	(105,000)
Anthem, Inc.	188	01/19/18	USD	230.00	USD	4,230	(31,960)
Anthem, Inc.	188	01/19/18	USD	240.00	USD	4,230	(4,512)
Bank of America Corp.	1,808	01/19/18	USD	28.00	USD	5,337	(310,072)
Bank of America Corp.	688	01/19/18	USD	29.00	USD	2,031	(65,016)
Brighthouse Financials, Inc.	112	01/19/18	USD	60.00	USD	657	(9,800)
CDW Corp.	240	01/19/18	USD	70.00	USD	1,668	(26,400)
Cardinal Health, Inc.	216	01/19/18	USD	62.50	USD	1,323	(18,900)
Charles Schwab Corp.	195	01/19/18	USD	47.00	USD	1,002	(91,650)
Chevron Corp.	155	01/19/18	USD	115.00	USD	1,940	(165,075)
Citigroup, Inc.	1,124	01/19/18	USD	72.50	USD	8,364	(300,108)
Comcast Corp., Class A	232	01/19/18	USD	40.00	USD	929	(18,792)
Comcast Corp., Class A	816	01/19/18	USD	38.75	USD	3,268	(129,336)
Dow DuPont, Inc.	301	01/19/18	USD	73.35	USD	2,144	(8,932)
DowDuPont, Inc.	345	01/19/18	USD	72.50	USD	2,457	(17,767)
DowDuPont, Inc.	954	01/19/18	USD	70.00	USD	6,794	(185,076)
Dr. Pepper Snapple Group, Inc.	203	01/19/18	USD	95.00	USD	1,970	(57,348)
Enbridge, Inc.	513	01/19/18	USD	37.50	USD	2,006	(91,058)
Equifax, Inc.	24	01/19/18	USD	120.00	USD	283	(3,000)
Exelon Corp.	438	01/19/18	USD	41.00	USD	1,726	(4,380)
FirstEnergy Corp.	279	01/19/18	USD	33.00	USD	854	(1,395)
FirstEnergy Corp.	1,142	01/19/18	USD	35.00	USD	3,497	(5,710)
General Electric Co.	1,036	01/19/18	USD	19.00	USD	1,808	(4,662)
General Mills, Inc.	362	01/19/18	USD	55.00	USD	2,146	(158,375)
General Mills, Inc.	444	01/19/18	USD	60.00	USD	2,632	(22,200)
Goldman Sachs Group, Inc.	94	01/19/18	USD	250.00	USD	2,395	(77,080)
Halliburton Co.	206	01/19/18	USD	45.00	USD	1,007	(83,945)
Halliburton Co.	410	01/19/18	USD	42.80	USD	2,004	(256,384)
Hess Corp.	297	01/19/18	USD	45.00	USD	1,410	(91,922)
Honeywell International, Inc.	310	01/19/18	USD	150.00	USD	4,754	(139,500)
International Paper Co.	166	01/19/18	USD	55.00	USD	962	(52,290)
International Paper Co.	94	01/19/18	USD	57.50	USD	545	(10,998)
Interpublic Group of Cos., Inc.	1,152	01/19/18	USD	21.00	USD	2,322	(20,160)
Invesco Ltd.	629	01/19/18	USD	37.00	USD	2,298	(28,305)
Invesco Ltd.	506	01/19/18	USD	38.00	USD	1,849	(7,590)
JPMorgan Chase & Co.	507	01/19/18	USD	100.95	USD	5,422	(285,505)
JPMorgan Chase & Co.	297	01/19/18	USD	105.00	USD	3,176	(84,645)
JPMorgan Chase & Co.	597	01/19/18	USD	110.00	USD	6,384	(39,103)
Kellogg Co.	482	01/19/18	USD	67.50	USD	3,277	(66,275)
Kroger Co.	459	01/19/18	USD	27.50	USD	1,260	(27,540)
Lockheed Martin Corp.	157	01/19/18	USD	315.00	USD	5,040	(123,245)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Lowe’s Cos., Inc.	288	01/19/18	USD	82.50	USD	2,677	$(303,120)
Marathon Oil Corp.	1,322	01/19/18	USD	15.00	USD	2,238	(265,061)
Marathon Petroleum Corp.	867	01/19/18	USD	62.50	USD	5,720	(331,628)
Marsh & McLennan Cos., Inc.	967	01/19/18	USD	85.00	USD	7,870	(12,087)
Mattel, Inc.	1,455	01/19/18	USD	19.00	USD	2,238	(40,012)
McKesson Corp.	210	01/19/18	USD	145.00	USD	3,275	(245,700)
McKesson Corp.	38	01/19/18	USD	162.50	USD	593	(3,135)
Medtronic PLC	496	01/19/18	USD	82.50	USD	4,005	(24,552)
Merck & Co., Inc.	683	01/19/18	USD	57.50	USD	3,843	(19,465)
Microsoft Corp.	875	01/19/18	USD	85.00	USD	7,485	(134,313)
Morgan Stanley	809	01/19/18	USD	55.00	USD	4,245	(21,438)
Motorola Solutions, Inc.	429	01/19/18	USD	92.50	USD	3,876	(25,525)
NextEra Energy, Inc.	731	01/19/18	USD	160.00	USD	11,417	(45,687)
Nielsen Holdings PLC	322	01/19/18	USD	38.00	USD	1,172	(7,245)
Nielsen Holdings PLC	323	01/19/18	USD	37.00	USD	1,176	(16,150)
Nielsen Holdings PLC	127	01/19/18	USD	39.00	USD	462	(952)
Oracle Corp.	1,636	01/19/18	USD	50.00	USD	7,735	(7,362)
PG&E Corp.	385	01/19/18	USD	60.00	USD	1,726	(1,925)
PG&E Corp.	644	01/19/18	USD	57.50	USD	2,887	(3,220)
Pentair PLC	252	01/19/18	USD	70.00	USD	1,780	(36,540)
Pfizer, Inc.	917	01/19/18	USD	36.00	USD	3,321	(51,810)
Pioneer Natural Resources Co.	77	01/19/18	USD	160.00	USD	1,331	(105,490)
Praxair, Inc.	272	01/19/18	USD	155.00	USD	4,207	(69,360)
Procter & Gamble Co.	226	01/19/18	USD	90.00	USD	2,076	(50,398)
Prudential Financial, Inc.	333	01/19/18	USD	115.00	USD	3,829	(62,937)
Public Service Enterprise Group, Inc.	475	01/19/18	USD	50.27	USD	2,446	(71,644)
QUALCOMM, Inc.	735	01/19/18	USD	72.50	USD	4,705	(5,512)
Royal Dutch Shell PLC — ADR, Class A	1,253	01/19/18	USD	65.00	USD	8,359	(247,468)
SunTrust Banks, Inc.	426	01/19/18	USD	60.00	USD	2,752	(209,805)
SunTrust Banks, Inc.	630	01/19/18	USD	65.00	USD	4,069	(78,120)
Suncor Energy, Inc.	1,329	01/19/18	USD	36.00	USD	4,880	(140,210)
TOTAL SA — ADR	1,756	01/19/18	USD	55.00	USD	9,707	(158,040)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	526	01/19/18	USD	42.00	USD	2,086	(9,205)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	547	01/19/18	USD	40.00	USD	2,169	(39,657)
Travelers Cos., Inc.	445	01/19/18	USD	135.00	USD	6,036	(99,013)
U.S. Bancorp	241	01/19/18	USD	52.50	USD	1,291	(39,403)
Unilever NV	679	01/19/18	USD	57.00	USD	3,824	(35,176)
Unilever NV	598	01/19/18	USD	57.50	USD	3,368	(14,950)
Union Pacific Corp.	117	01/19/18	USD	120.00	USD	1,569	(172,283)
United Parcel Service, Class B	199	01/19/18	USD	115.00	USD	2,371	(97,013)
UnitedHealth Group, Inc.	135	01/19/18	USD	220.00	USD	2,976	(72,225)
Verizon Communications, Inc.	821	01/19/18	USD	46.00	USD	4,346	(582,910)
Dollar General Corp.	11	01/19/18	USD	87.50	USD	102	(6,600)
Wells Fargo & Co.	1,945	01/19/18	USD	57.50	USD	11,800	(705,063)
Chevron Corp.	124	01/23/18	USD	118.00	USD	1,552	(91,822)
3M Co.	123	01/24/18	USD	232.50	USD	2,895	(69,630)
Royal Dutch Shell PLC — ADR, Class A	335	01/25/18	USD	62.51	USD	2,235	(136,070)
Aetna, Inc.	267	01/26/18	USD	180.00	USD	4,816	(73,559)
Altria Group, Inc.	455	01/26/18	USD	72.50	USD	3,249	(42,542)
American International Group, Inc.	664	01/26/18	USD	60.00	USD	3,956	(55,776)
Bank of America Corp.	1,343	01/26/18	USD	29.50	USD	3,965	(103,411)
Cardinal Health, Inc.	123	01/26/18	USD	60.50	USD	754	(25,830)
Charles Schwab Corp.	195	01/26/18	USD	51.50	USD	1,002	(27,300)
Chevron Corp.	335	01/26/18	USD	120.00	USD	4,194	(197,650)
Citigroup, Inc.	653	01/26/18	USD	75.00	USD	4,859	(93,379)
Dollar General Corp.	72	01/26/18	USD	92.50	USD	670	(17,640)
DowDuPont, Inc.	188	01/26/18	USD	72.00	USD	1,339	(17,390)
DowDuPont, Inc.	25	01/26/18	USD	71.50	USD	178	(2,837)
General Electric Co.	520	01/26/18	USD	18.50	USD	907	(9,620)
General Electric Co.	1,029	01/26/18	USD	18.00	USD	1,796	(32,413)
Goldman Sachs Group, Inc.	162	01/26/18	USD	260.00	USD	4,127	(61,965)
Hess Corp.	427	01/26/18	USD	47.00	USD	2,027	(87,962)

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Honeywell International, Inc.	319	01/26/18	USD	157.50	USD	4,892	$(33,814)
JPMorgan Chase & Co.	1,177	01/26/18	USD	105.00	USD	12,587	(368,990)
JPMorgan Chase & Co.	603	01/26/18	USD	107.00	USD	6,448	(122,711)
KeyCorp	994	01/26/18	USD	20.50	USD	2,005	(41,251)
Kroger Co.	468	01/26/18	USD	27.50	USD	1,285	(33,930)
Marathon Oil Corp.	1,370	01/26/18	USD	15.00	USD	2,319	(278,795)
Marathon Petroleum Corp.	283	01/26/18	USD	65.00	USD	1,867	(61,411)
Medtronic PLC	186	01/26/18	USD	82.00	USD	1,502	(15,996)
Merck & Co., Inc.	682	01/26/18	USD	58.00	USD	3,838	(18,755)
MetLife, Inc.	1,067	01/26/18	USD	53.00	USD	5,395	(18,139)
Microsoft Corp.	96	01/26/18	USD	85.50	USD	821	(13,536)
Microsoft Corp.	96	01/26/18	USD	88.50	USD	821	(3,120)
Morgan Stanley	405	01/26/18	USD	52.50	USD	2,125	(50,625)
Northrop Grumman Corp.	362	01/26/18	USD	312.50	USD	11,110	(161,090)
Oracle Corp.	137	01/26/18	USD	51.00	USD	648	(548)
Oracle Corp.	315	01/26/18	USD	48.00	USD	1,489	(11,340)
PG&E Corp.	269	01/26/18	USD	54.00	USD	1,206	(4,035)
Pfizer, Inc.	950	01/26/18	USD	36.50	USD	3,441	(36,575)
Pioneer Natural Resources Co.	76	01/26/18	USD	155.00	USD	1,314	(139,460)
Pioneer Natural Resources Co.	77	01/26/18	USD	162.50	USD	1,331	(92,015)
Procter & Gamble Co.	190	01/26/18	USD	92.00	USD	1,746	(22,800)
Suncor Energy, Inc.	1,212	01/26/18	USD	35.00	USD	4,450	(232,098)
U.S. Bancorp	678	01/26/18	USD	56.00	USD	3,633	(15,255)
U.S. Bancorp	347	01/26/18	USD	55.00	USD	1,859	(15,615)
Union Pacific Corp.	144	01/26/18	USD	128.00	USD	1,931	(115,920)
United Parcel Service, Class B	12	01/26/18	USD	120.00	USD	143	(2,190)
Verizon Communications, Inc.	1,042	01/26/18	USD	52.00	USD	5,515	(154,737)
Verizon Communications, Inc.	913	01/26/18	USD	54.00	USD	4,833	(51,128)
Wells Fargo & Co.	1,111	01/26/18	USD	60.00	USD	6,740	(204,980)
Enbridge, Inc.	487	01/29/18	USD	39.10	USD	1,905	(35,019)
Microsoft Corp.	563	01/29/18	USD	83.95	USD	4,816	(150,943)
Motorola Solutions, Inc.	429	01/29/18	USD	94.00	USD	3,876	(21,520)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	776	01/29/18	USD	39.75	USD	3,077	(82,593)
UnitedHealth Group, Inc.	173	01/29/18	USD	222.00	USD	3,814	(62,983)
Royal Dutch Shell PLC — ADR, Class A	256	01/31/18	USD	64.97	USD	1,708	(54,309)
Comcast Corp., Class A	700	02/02/18	USD	41.50	USD	2,804	(40,950)
Marathon Oil Corp.	705	02/02/18	USD	17.50	USD	1,194	(32,430)
Oracle Corp.	883	02/02/18	USD	48.00	USD	4,175	(42,825)
Enbridge, Inc.	233	02/06/18	USD	39.26	USD	911	(17,230)
Kellogg Co.	203	02/06/18	USD	67.00	USD	1,380	(42,166)
Morgan Stanley	590	02/09/18	USD	53.00	USD	3,096	(72,865)
UnitedHealth Group, Inc.	173	02/12/18	USD	222.00	USD	3,814	(118,939)
3M Co.	71	02/16/18	USD	250.00	USD	1,671	(7,561)
3M Co.	139	02/16/18	USD	240.00	USD	3,272	(52,125)
Altria Group, Inc.	263	02/16/18	USD	74.10	USD	1,878	(26,339)
American International Group, Inc.	109	02/16/18	USD	62.50	USD	649	(6,322)
American International Group, Inc.	663	02/16/18	USD	60.00	USD	3,950	(101,108)
Anthem, Inc.	129	02/16/18	USD	230.00	USD	2,903	(65,790)
Brighthouse Financials, Inc.	111	02/16/18	USD	60.00	USD	651	(23,865)
Charles Schwab Corp.	196	02/16/18	USD	51.81	USD	1,007	(33,535)
Chevron Corp.	299	02/16/18	USD	125.00	USD	3,743	(93,438)
Comcast Corp., Class A	1,013	02/16/18	USD	40.00	USD	4,057	(145,366)
Dollar General Corp.	400	02/16/18	USD	92.50	USD	3,720	(136,000)
DowDuPont, Inc.	453	02/16/18	USD	72.50	USD	3,226	(66,818)
Dr. Pepper Snapple Group, Inc.	279	02/16/18	USD	95.00	USD	2,708	(112,995)
Exelon Corp.	299	02/16/18	USD	40.00	USD	1,178	(20,930)
Goldman Sachs Group, Inc.	279	02/16/18	USD	260.00	USD	7,108	(159,030)
Hess Corp.	446	02/16/18	USD	45.00	USD	2,117	(171,710)
International Paper Co.	528	02/16/18	USD	57.50	USD	3,059	(98,208)
JPMorgan Chase & Co.	244	02/16/18	USD	107.85	USD	2,609	(60,745)
Kroger Co.	595	02/16/18	USD	27.00	USD	1,633	(77,350)
Medtronic PLC	495	02/16/18	USD	82.50	USD	3,997	(55,935)

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Merck & Co., Inc.	472	02/16/18	USD	57.50	USD	2,656	$(46,020)
MetLife, Inc.	1,448	02/16/18	USD	52.50	USD	7,321	(89,776)
Morgan Stanley	198	02/16/18	USD	55.00	USD	1,039	(12,672)
Nielsen Holdings PLC	943	02/16/18	USD	38.00	USD	3,433	(82,513)
Oracle Corp.	883	02/16/18	USD	49.00	USD	4,175	(30,905)
PG&E Corp.	464	02/16/18	USD	55.00	USD	2,080	(5,800)
Pentair PLC	325	02/16/18	USD	70.00	USD	2,295	(73,125)
Pfizer, Inc.	1,480	02/16/18	USD	38.00	USD	5,361	(22,200)
Philip Morris International, Inc.	149	02/16/18	USD	108.55	USD	1,574	(25,432)
Procter & Gamble Co.	189	02/16/18	USD	92.50	USD	1,737	(24,570)
Quest Diagnostics, Inc.	363	02/16/18	USD	100.00	USD	3,575	(74,415)
US Bancorp	121	02/16/18	USD	54.01	USD	648	(14,172)
Union Pacific Corp.	124	02/16/18	USD	135.00	USD	1,663	(55,180)
Wells Fargo & Co.	769	02/16/18	USD	62.50	USD	4,666	(80,361)
Wells Fargo & Co.	1,111	02/16/18	USD	60.00	USD	6,740	(241,087)
Public Service Enterprise Group, Inc.	1,001	02/20/18	USD	52.05	USD	5,155	(117,156)
Comcast Corp., Class A	184	02/26/18	USD	39.54	USD	737	(33,610)
Comcast Corp., Class A	265	03/16/18	USD	40.00	USD	1,061	(47,435)
Philip Morris International, Inc.	149	03/16/18	USD	108.55	USD	1,574	(32,407)
Union Pacific Corp.	123	03/16/18	USD	135.00	USD	1,649	(65,498)

							$(20,137,378)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Morgan Stanley	UBS AG	49,900	01/03/18	USD	49.40	USD	2,618	$(154,759)
Chevron Corp.	Bank of America N.A.	15,500	01/04/18	USD	116.22	USD	1,940	(139,509)
Pfizer, Inc.	UBS AG	56,600	01/04/18	USD	35.93	USD	2,050	(26,356)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	115,000	01/05/18	EUR	35.45	EUR	3,619	(27)
Mattel, Inc.	Credit Suisse Securities (USA) LLC	1,455	01/05/18	USD	19.00	USD	2,238	(43,650)
Constellation Software, Inc.	Citibank N.A.	10,000	01/08/18	CAD	732.60	CAD	6,062	(239,493)
Marathon Oil Corp.	Bank of America N.A.	32,400	01/08/18	USD	16.00	USD	549	(32,410)
Marsh & McLennan Cos. Inc.	UBS AG	22,700	01/08/18	USD	83.52	USD	1,848	(4,173)
SK Telecom Co. Ltd. — ADR	Bank of America N.A.	18,100	01/08/18	USD	25.94	USD	505	(35,949)
AstraZeneca PLC	Goldman Sachs International	161,100	01/09/18	GBP	50.74	GBP	8,234	(174,342)
Public Service Enterprise Group, Inc.	Deutsche Bank AG	50,000	01/09/18	USD	51.65	USD	2,575	(22,718)
Koninklijke Philips NV	Bank of America N.A.	88,200	01/10/18	EUR	33.36	EUR	2,776	(1,276)
Smith & Nephew PLC	Morgan Stanley & Co. International PLC	128,400	01/10/18	GBP	13.54	GBP	1,646	(2,665)
Diageo PLC	Morgan Stanley & Co. International PLC	71,000	01/11/18	GBP	26.02	GBP	1,928	(111,264)
CRH PLC	Morgan Stanley & Co. International PLC	36,000	01/12/18	GBP	27.91	GBP	957	(1,389)
Samsung Electronics Co. Ltd. — GDR	Goldman Sachs International	4,900	01/12/18	USD	1,288.76	USD	5,803	(14,787)
AstraZeneca PLC	Goldman Sachs International	35,500	01/16/18	GBP	50.74	GBP	1,814	(45,392)
Diageo PLC	UBS AG	123,000	01/16/18	GBP	25.87	GBP	3,339	(221,082)
Diageo PLC	UBS AG	68,500	01/16/18	GBP	25.96	GBP	1,860	(116,803)
Lenovo Group Ltd.	Morgan Stanley & Co. International PLC	3,310,000	01/17/18	HKD	4.64	HKD	14,564	(12,662)
Publicis Groupe SA	UBS AG	19,000	01/17/18	EUR	54.75	EUR	1,074	(48,914)
Diageo PLC	Credit Suisse International	112,700	01/23/18	GBP	26.54	GBP	3,060	(117,766)
Experian PLC	Goldman Sachs International	108,000	01/23/18	GBP	15.62	GBP	1,764	(107,213)
Pfizer, Inc.	UBS AG	143,600	01/24/18	USD	35.99	USD	5,201	(89,723)
Samsung Electronics Co. Ltd. — GDR	Credit Suisse International	2,900	01/24/18	USD	1,212.99	USD	3,434	(86,576)
CRH PLC	Credit Suisse International	33,100	01/25/18	GBP	26.11	GBP	880	(36,639)
SK Telecom Co. Ltd. — ADR	UBS AG	73,100	01/26/18	USD	28.53	USD	2,040	(31,816)
TOTAL SA	Citibank N.A.	53,300	01/26/18	USD	56.88	USD	2,946	(15,217)
CRH PLC	UBS AG	72,500	01/31/18	GBP	27.08	GBP	1,927	(35,409)
FirstEnergy Corp.	Citibank N.A.	46,800	01/31/18	USD	32.63	USD	1,433	(4,453)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	47,600	01/31/18	EUR	33.96	EUR	1,498	(4,643)
Marathon Oil Corp.	UBS AG	123,600	01/31/18	USD	15.62	USD	2,093	(185,275)
Novo Nordisk A/S	UBS AG	35,200	01/31/18	USD	52.59	USD	1,889	(62,169)
Pfizer, Inc.	UBS AG	31,700	01/31/18	USD	36.96	USD	1,148	(7,441)

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
SK Telecom Co. Ltd. — ADR	Bank of America N.A.	56,000	01/31/18	USD	27.94	USD	1,563	$(41,783)
Suncor Energy, Inc.	Citibank N.A.	90,100	01/31/18	USD	35.24	USD	3,308	(149,208)
Suncor Energy, Inc.	UBS AG	45,100	01/31/18	USD	34.79	USD	1,656	(92,268)
TOTAL SA	Citibank N.A.	53,400	01/31/18	USD	57.16	USD	2,952	(17,673)
Publicis Groupe SA	Morgan Stanley & Co. International PLC	33,000	02/02/18	EUR	55.80	EUR	1,865	(79,974)
Smith & Nephew PLC	Morgan Stanley & Co. International PLC	75,500	02/02/18	GBP	13.25	GBP	968	(19,455)
Suncor Energy, Inc.	UBS AG	45,100	02/02/18	USD	34.88	USD	1,656	(99,059)
Novo Nordisk A/S	UBS AG	35,200	02/07/18	USD	52.59	USD	1,889	(66,042)
Publicis Groupe SA	Goldman Sachs International	6,700	02/07/18	EUR	57.93	EUR	379	(7,076)
BCE, Inc.	Barclays Bank PLC	36,100	02/08/18	USD	47.54	USD	1,733	(54,757)
FirstEnergy Corp.	Citibank N.A.	46,800	02/09/18	USD	32.63	USD	1,433	(4,596)
Royal Dutch Shell PLC — ADR, Class A	UBS AG	32,200	02/09/18	USD	64.85	USD	2,148	(77,096)
Public Service Enterprise Group, Inc.	Bank of America N.A.	30,600	02/12/18	USD	52.10	USD	1,576	(24,911)
Experian PLC	UBS AG	135,800	02/22/18	GBP	16.25	GBP	2,218	(72,007)
Lenovo Group Ltd.	UBS AG	3,300,000	02/22/18	HKD	4.39	HKD	14,520	(72,918)

								$(3,112,783)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$23,250,161	$—	$—	$—	$23,250,161

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$1,515	$—	$—	$—	$1,515
Options written	—	—	(48,982,857)	—	—	—	(48,982,857)

	$—	$—	$(48,981,342)	$—	$—	$—	$(48,981,342)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation on:
Options written	$—	$—	$4,437,837	$—	$—	$—	$4,437,837

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$13,298	(a)
Average value of option contracts written	$21,088,115

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$23,250,161

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(20,137,378)

Total derivative assets and liabilities subject to an MNA	$—	$3,112,783

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$275,838	$—	$—	$—	$275,838
Barclays Bank PLC	54,757	—	—	—	54,757
Citibank N.A.	430,640	—	(430,640)	—	—
Credit Suisse International	240,981	—	(240,981)	—	—
Credit Suisse Securities (USA) LLC	43,650	—	—	—	43,650
Deutsche Bank AG	22,718	—	—	—	22,718
Goldman Sachs International	348,810	—	(221,920)	—	126,890
Morgan Stanley & Co. International PLC	232,079	—	(232,079)	—	—
UBS AG	1,463,310	—	(1,463,310)	—	—

	$3,112,783	$—	$(2,588,930)	$—	$523,853

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$40,527,041	$—	$—	$40,527,041
Air Freight & Logistics	7,573,770	—	—	7,573,770
Banks	355,281,109	—	—	355,281,109
Beverages	19,831,299	25,569,323	—	45,400,622
Capital Markets	77,716,430	—	—	77,716,430
Chemicals	40,006,126	—	—	40,006,126
Communications Equipment	15,502,344	—	—	15,502,344
Construction Materials	—	10,164,768	—	10,164,768
Diversified Telecommunication Services	45,393,470	—	—	45,393,470
Electric Utilities	77,235,962	—	—	77,235,962
Electronic Equipment, Instruments & Components	6,950,390	—	—	6,950,390
Energy Equipment & Services	8,029,341	—	—	8,029,341
Food & Staples Retailing	16,354,435	—	—	16,354,435
Food Products	22,741,440	—	—	22,741,440
Health Care Equipment & Supplies	23,441,725	34,106,946	—	57,548,671
Health Care Providers & Services	142,848,004	—	—	142,848,004
Household Products	19,232,322	—	—	19,232,322
Industrial Conglomerates	61,466,776	—	—	61,466,776
Insurance	113,040,991	—	—	113,040,991
Leisure Products	9,027,383	—	—	9,027,383
Machinery	8,149,548	—	—	8,149,548
Media	37,105,570	7,001,061	—	44,106,631

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Investments: (continued)
Common Stocks: (continued)
Multi-Utilities	$23,509,750	$—	$—	$23,509,750
Multiline Retail	10,334,062	—	—	10,334,062
Oil, Gas & Consumable Fuels	218,653,923	—	—	218,653,923
Paper & Forest Products	7,862,458	—	—	7,862,458
Personal Products	14,394,829	—	—	14,394,829
Pharmaceuticals	120,448,520	34,941,418	—	155,389,938
Professional Services	15,155,637	10,745,816	—	25,901,453
Road & Rail	12,873,600	—	—	12,873,600
Semiconductors & Semiconductor Equipment	30,507,442	—	—	30,507,442
Software	108,466,168	—	—	108,466,168
Specialty Retail	10,734,570	—	—	10,734,570
Technology Hardware, Storage & Peripherals	—	16,703,636	—	16,703,636
Tobacco	20,051,329	—	—	20,051,329
Wireless Telecommunication Services	8,195,492	—	—	8,195,492
Short-Term Securities	4,967,189	—	—	4,967,189

	$1,753,610,445	$139,232,968	$—	$1,892,843,413

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(15,944,512)	$(7,305,649)	$—	$(23,250,161)

(a)	Derivative financial instruments are options written, which are shown at value.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments December 31, 2017	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 97.9%

Australia — 4.3%
Amcor Ltd.	1,535,069	$18,393,700
Ansell Ltd.	476,285	8,994,019
Ensogo Ltd.(b)(c)	418,198	—
Sonic Healthcare Ltd.	666,385	11,850,609

		39,238,328
Belgium — 2.3%
Anheuser-Busch InBev SA	89,916	10,038,338
bpost SA	373,254	11,359,710

		21,398,048
Canada — 5.6%
Rogers Communications, Inc., Class B	499,621	25,458,015
TELUS Corp.	663,845	25,149,005

		50,607,020
China — 1.2%
ANTA Sports Products Ltd.	2,405,000	10,912,439

Denmark — 1.1%
Novo Nordisk A/S, Class B	186,453	10,019,142

Finland — 2.1%
Kone OYJ, Class B	349,654	18,777,367

France — 3.1%
Sanofi	332,240	28,603,182

Germany — 2.5%
Deutsche Post AG, Registered Shares	475,135	22,584,839

Hong Kong — 1.0%
Sands China Ltd.	1,736,400	8,937,670

India — 0.6%
Hero MotoCorp Ltd.	89,093	5,277,114

Japan — 2.3%
Japan Tobacco, Inc.	642,700	20,696,929

Netherlands — 1.3%
Heineken NV	111,338	11,606,675

Sweden — 1.4%
Svenska Handelsbanken AB, Class A	937,035	12,805,552

Switzerland — 10.1%
Givaudan SA, Registered Shares	5,999	13,857,248
Nestle SA, Registered Shares	273,146	23,484,067
Novartis AG, Registered Shares	319,491	26,885,945
Roche Holding AG	66,502	16,815,376
SGS SA, Registered Shares	4,338	11,309,320

		92,351,956
Taiwan — 2.7%
Far EasTone Telecommunications Co. Ltd.	3,304,000	8,160,492
Taiwan Semiconductor Manufacturing Co. Ltd.	2,113,000	16,179,393

		24,339,885
United Kingdom — 16.0%
AstraZeneca PLC	275,099	18,983,382
British American Tobacco PLC	545,729	36,890,628
Diageo PLC	382,900	14,034,961
GlaxoSmithKline PLC	989,179	17,517,571
Imperial Brands PLC	770,988	32,886,215
Lloyds Banking Group PLC	8,612,304	7,897,327
Unilever PLC	324,571	18,002,700

		146,212,784
United States — 40.3%
3M Co.(a)	49,247	11,591,266

Security	Shares	Value
United States (continued)
AbbVie, Inc.(a)	196,677	$19,020,633
Altria Group, Inc.(a)(d)	502,525	35,885,310
Cisco Systems, Inc.(a)(d)	713,910	27,342,753
Citizens Financial Group, Inc.(a)	220,677	9,264,020
Coca-Cola Co.(a)	470,253	21,575,208
Genuine Parts Co.(a)	266,194	25,291,092
H&R Block, Inc.(a)	503,109	13,191,518
International Paper Co.(a)	310,551	17,993,325
Johnson & Johnson(a)(d)	222,850	31,136,602
M&T Bank Corp.(a)	80,032	13,684,672
Microsoft Corp.(a)	159,743	13,664,416
PepsiCo, Inc.(a)	152,840	18,328,573
Pfizer, Inc.(a)(d)	137,809	4,991,442
Philip Morris International, Inc.(a)(d)	242,898	25,662,174
Procter & Gamble Co.(a)	198,221	18,212,545
FirstSun Capital Bancorp, (Acquired 3/10/14, cost $5,461,692)(b)(e)	120,312	4,411,841
U.S. Bancorp(a)	249,836	13,386,213
United Parcel Service, Inc., Class B(a)	84,911	10,117,146
United Technologies Corp.(a)	145,751	18,593,455
Wells Fargo & Co.(a)	228,446	13,859,819

		367,204,023

Total Common Stocks — 97.9% (Cost — $844,455,573)		891,572,953

Preferred Stocks — 1.3%

India — 0.1%
Jasper Infotech Private Ltd., Series F, (Acquired 5/7/14, cost 1,888,464), 0.00%(b)(c)(e)	266	419,236
Jasper Infotech Private Ltd., Series G, (Acquired 10/29/14, cost 741,913), 0.00%(b)(c)(e)	88	168,832

		588,068
United States — 1.2%
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $3,118,944), 0.00%(b)(c)(e)	508,800	2,884,896
Uber Technologies, Inc., Series D (Acquired 6/01014, cost $3,845,800), 0.00%(b)(c)(e)	247,908	8,173,527

		11,058,423

Total Preferred Stocks — 1.3% (Cost — $9,601,887)		11,646,491

Total Long-Term Investments — 99.2% (Cost — $854,057,460)		903,219,444

Short-Term Securities — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.18%(f)(g)	13,118,524	13,118,524

Total Short-Term Securities — 1.4% (Cost — $13,118,524)		13,118,524

Total Investments Before Options Written — 100.6% (Cost — $867,175,984)		916,337,968

Options Written — (0.8)% (Premiums Received — $7,137,230)		(7,060,260)

Total Investments, Net of Options Written — 99.8% (Cost — $860,038,754)		909,277,708
Other Assets Less Liabilities — 0.2%		1,949,149

Net Assets Applicable to Common Shares — 100.0%		$911,226,857

48	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Global Dividend Trust (BOE)

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	Restricted security as to resale, excluding 144A securities. As of year end, the Trust held restricted securities with a current value of $16,058,332 and an original cost of $15,056,813, which was 1.8% of its net assets.
(f)	Annualized 7-day yield as of period end.

(g)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Shares Purchased		Shares Sold	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	11,863,116	1,255,408	(b)	—	13,118,524	$13,118,524	$183,205		$40	$—
iShare MSCI ACWI ETF	—	757,600		757,600	—	—	—		(435,777)	—
SL Liquidity Series, LLC, Money Market Series	—	—		—	—	—	32,561	(c)	—	—

						$13,118,524	$215,766		$(435,737)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Coca-Cola Co.	266	01/04/18	USD	45.75	USD	1,220	$(9,898)
Coca-Cola Co.	370	01/05/18	USD	46.50	USD	1,698	(1,480)
International Paper Co.	352	01/05/18	USD	57.00	USD	2,039	(40,128)
Johnson & Johnson	331	01/05/18	USD	139.90	USD	4,625	(28,020)
Microsoft Corp.	68	01/05/18	USD	84.00	USD	582	(11,798)
PepsiCo, Inc.	303	01/05/18	USD	118.00	USD	3,634	(63,327)
Pfizer, Inc.	85	01/05/18	USD	36.50	USD	308	(850)
Procter & Gamble Co.	57	01/05/18	USD	90.00	USD	524	(12,084)
U.S. Bancorp	37	01/05/18	USD	56.00	USD	198	(111)
U.S. Bancorp	37	01/05/18	USD	55.00	USD	198	(166)
United Parcel Service, Class B	227	01/05/18	USD	122.00	USD	2,705	(2,497)
United Technologies Corp.	123	01/05/18	USD	123.00	USD	1,569	(58,425)
Pfizer, Inc.	138	01/09/18	USD	35.51	USD	500	(11,847)
AbbVie, Inc.	438	01/12/18	USD	98.50	USD	4,236	(25,185)
Cisco Systems, Inc.	560	01/12/18	USD	38.00	USD	2,145	(28,000)
Coca-Cola Co.	393	01/12/18	USD	46.50	USD	1,803	(5,305)
Genuine Parts Co.	734	01/12/18	USD	87.70	USD	6,974	(545,753)
Johnson & Johnson	114	01/12/18	USD	140.00	USD	1,593	(12,996)
Microsoft Corp.	137	01/12/18	USD	84.50	USD	1,172	(23,701)
Pfizer, Inc.	85	01/12/18	USD	36.50	USD	308	(1,827)
Procter & Gamble Co.	57	01/12/18	USD	90.00	USD	524	(12,654)
Microsoft Corp.	59	01/16/18	USD	83.95	USD	505	(13,566)
3M Co.	126	01/19/18	USD	230.95	USD	2,966	(79,719)
AbbVie, Inc.	200	01/19/18	USD	92.50	USD	1,934	(93,000)
AbbVie, Inc.	155	01/19/18	USD	97.50	USD	1,499	(19,065)
Altria Group, Inc.	740	01/19/18	USD	72.50	USD	5,284	(52,170)
Cisco Systems, Inc.	626	01/19/18	USD	37.00	USD	2,398	(86,075)
Cisco Systems, Inc.	480	01/19/18	USD	39.00	USD	1,838	(6,960)
Citizens Financial Group, Inc.	595	01/19/18	USD	38.10	USD	2,498	(233,725)
Coca-Cola Co.	371	01/19/18	USD	47.00	USD	1,702	(3,339)
Genuine Parts Co.	633	01/19/18	USD	95.00	USD	6,014	(96,533)
H&R Block, Inc.	752	01/19/18	USD	28.00	USD	1,972	(7,520)

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
H&R Block, Inc.	376	01/19/18	USD	27.00	USD	986	$(13,160)
International Paper Co.	352	01/19/18	USD	57.50	USD	2,039	(41,184)
Johnson & Johnson	397	01/19/18	USD	140.00	USD	5,547	(53,992)
M&T Bank Corp.	426	01/19/18	USD	175.00	USD	7,284	(78,810)
Microsoft Corp.	273	01/19/18	USD	85.00	USD	2,335	(41,906)
PepsiCo, Inc.	158	01/19/18	USD	120.00	USD	1,895	(25,754)
PepsiCo, Inc.	171	01/19/18	USD	115.00	USD	2,051	(91,485)
Pfizer, Inc.	138	01/19/18	USD	36.00	USD	500	(7,797)
Procter & Gamble Co.	307	01/19/18	USD	90.00	USD	2,821	(68,461)
Rogers Communications, Inc., Class B	1,040	01/19/18	CAD	70.00	CAD	6,661	(5,792)
TELUS Corp.	1,422	01/19/18	CAD	49.00	CAD	6,772	(6,222)
U.S. Bancorp	183	01/19/18	USD	52.50	USD	981	(29,921)
United Technologies Corp.	250	01/19/18	USD	120.00	USD	3,189	(200,625)
Wells Fargo & Co.	85	01/19/18	USD	57.50	USD	516	(30,813)
Altria Group, Inc.	1,132	01/26/18	USD	72.50	USD	8,084	(105,842)
Cisco Systems, Inc.	480	01/26/18	USD	38.50	USD	1,838	(18,000)
Coca-Cola Co.	457	01/26/18	USD	46.00	USD	2,097	(23,992)
International Paper Co.	574	01/26/18	USD	57.00	USD	3,326	(95,571)
Johnson & Johnson	213	01/26/18	USD	142.00	USD	2,976	(28,222)
Johnson & Johnson	32	01/26/18	USD	144.00	USD	447	(2,304)
Microsoft Corp.	90	01/26/18	USD	85.50	USD	770	(12,690)
Microsoft Corp.	90	01/26/18	USD	88.50	USD	770	(2,925)
PepsiCo, Inc.	40	01/26/18	USD	120.00	USD	480	(7,620)
Procter & Gamble Co.	282	01/26/18	USD	92.00	USD	2,591	(33,840)
U.S. Bancorp	134	01/26/18	USD	56.00	USD	718	(3,015)
U.S. Bancorp	616	01/26/18	USD	55.00	USD	3,301	(27,720)
United Parcel Service, Class B	226	01/26/18	USD	120.00	USD	2,693	(41,245)
United Technologies Corp.	245	01/26/18	USD	125.00	USD	3,125	(96,775)
Wells Fargo & Co.	313	01/26/18	USD	60.00	USD	1,899	(57,749)
Microsoft Corp.	59	01/29/18	USD	83.95	USD	505	(15,818)
3M Co.	59	02/16/18	USD	250.00	USD	1,389	(6,283)
3M Co.	59	02/16/18	USD	240.00	USD	1,389	(22,125)
AbbVie, Inc.	175	02/16/18	USD	100.00	USD	1,692	(28,788)
Altria Group, Inc.	339	02/16/18	USD	74.10	USD	2,421	(33,950)
Cisco Systems, Inc.	638	02/16/18	USD	38.00	USD	2,444	(72,413)
Coca-Cola Co.	456	02/16/18	USD	47.00	USD	2,092	(18,468)
International Paper Co.	88	02/16/18	USD	57.50	USD	510	(16,368)
Philip Morris International, Inc.	534	02/16/18	USD	108.55	USD	5,642	(91,147)
Procter & Gamble Co.	169	02/16/18	USD	92.50	USD	1,553	(21,970)
U.S. Bancorp	92	02/16/18	USD	54.01	USD	493	(10,775)
United Technologies Corp.	123	02/16/18	USD	125.00	USD	1,569	(56,580)
Wells Fargo & Co.	533	02/16/18	USD	62.50	USD	3,234	(55,699)
Wells Fargo & Co.	313	02/16/18	USD	60.00	USD	1,899	(67,921)
Cisco Systems, Inc.	355	03/16/18	USD	39.00	USD	1,360	(31,595)
Philip Morris International, Inc.	534	03/16/18	USD	108.55	USD	5,642	(116,142)

							$(3,507,198)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Deutsche Post AG, Registered Shares	Goldman Sachs International	147,200	01/02/18	EUR	40.73	EUR	5,832	$(3,437)
Givaudan SA, Registered Shares	Goldman Sachs International	1,700	01/04/18	CHF	2,301.79	CHF	3,827	(2,402)
GlaxoSmithKline PLC	Goldman Sachs International	78,200	01/04/18	GBP	13.39	GBP	1,026	(2,217)
Nestle SA, Registered Shares	UBS AG	60,000	01/04/18	CHF	85.09	CHF	5,027	(5,027)
Sonic Healthcare Ltd.	Deutsche Bank AG	71,300	01/04/18	AUD	22.20	AUD	1,625	(33,591)
ANTA Sports Products Ltd.	Citibank N.A.	206,369	01/05/18	HKD	37.04	HKD	7,316	(4,688)
Svenska Handelsbanken AB	UBS AG	178,000	01/05/18	SEK	121.10	SEK	19,954	(4)
Sanofi	Goldman Sachs International	53,000	01/09/18	EUR	82.30	EUR	3,803	(63)
Imperial Brands PLC	Goldman Sachs International	129,300	01/09/18	GBP	31.46	GBP	4,085	(85,774)

50	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
bpost SA	UBS AG	20,800	01/09/18	EUR	24.40	EUR	528	$(24,394)
AMC Entertainment Holdings, Inc.	Morgan Stanley & Co. International PLC	240,000	01/10/18	AUD	15.31	AUD	3,686	(37,063)
Anheuser-Busch InBev SA	Morgan Stanley & Co. International PLC	33,300	01/10/18	EUR	101.40	EUR	3,099	(13)
British American Tobacco PLC	Goldman Sachs International	145,200	01/10/18	GBP	50.25	GBP	7,270	(110,388)
AMC Entertainment Holdings, Inc.	UBS AG	140,000	01/11/18	AUD	15.62	AUD	2,150	(8,020)
Diageo PLC	Morgan Stanley & Co. International PLC	103,600	01/11/18	GBP	26.02	GBP	2,813	(162,351)
Kone OYJ, Class B	UBS AG	35,500	01/11/18	EUR	46.94	EUR	1,589	(1,226)
Rogers Communications, Inc., Class B	Morgan Stanley & Co. International PLC	80,000	01/11/18	CAD	69.00	CAD	5,124	(122)
Sands China Ltd.	Goldman Sachs International	456,400	01/11/18	HKD	37.70	HKD	18,352	(147,747)
Sonic Healthcare Ltd.	UBS AG	68,800	01/11/18	AUD	22.42	AUD	1,568	(24,225)
Ansell Ltd.	Citibank N.A.	31,000	01/12/18	AUD	24.23	AUD	750	(9,609)
Far EasTone Telecommunications Co. Ltd.	Goldman Sachs International	200,000	01/12/18	TWD	71.51	TWD	14,700	(13,036)
Rogers Communications, Inc., Class B	Morgan Stanley & Co. International PLC	20,000	01/12/18	CHF	231.11	CHF	4,928	(315,994)
SGS SA, Registered Shares	UBS AG	1,000	01/12/18	CHF	2,449.25	CHF	2,540	(96,330)
British American Tobacco PLC	UBS AG	121,900	01/16/18	GBP	49.15	GBP	6,104	(222,119)
Diageo PLC	UBS AG	99,300	01/16/18	GBP	25.87	GBP	2,696	(178,483)
ANTA Sports Products Ltd.	Goldman Sachs International	289,000	01/17/18	HKD	37.82	HKD	10,245	(12,878)
Ansell Ltd.	Deutsche Bank AG	33,500	01/17/18	AUD	24.67	AUD	811	(6,948)
Far EasTone Telecommunications Co. Ltd.	JPMorgan Chase Bank N.A.	224,000	01/17/18	TWD	72.40	TWD	16,464	(282,361)
Heico Corp.	Morgan Stanley & Co. International PLC	32,100	01/17/18	EUR	87.68	EUR	2,789	(30,055)
Japan Tobacco, Inc.	Morgan Stanley & Co. International PLC	112,200	01/17/18	JPY	3,778.13	JPY	407,115	(8,225)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	73,100	01/17/18	CHF	86.66	CHF	6,124	(4,905)
Novartis AG, Registered Shares	Morgan Stanley & Co. International PLC	157,900	01/17/18	CHF	83.51	CHF	12,948	(60,331)
Novo Nordisk A/S	UBS AG	61,600	01/17/18	DKK	336.92	DKK	20,538	(39,592)
Sonic Healthcare Ltd.	Goldman Sachs International	114,800	01/17/18	AUD	22.86	AUD	2,616	(20,582)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	972,000	01/17/18	TWD	235.10	USD	221,480	(46,870)
bpost SA	Credit Suisse International	30,000	01/17/18	EUR	25.68	EUR	761	(4,159)
ANTA Sports Products Ltd.	Morgan Stanley & Co. International PLC	274,000	01/24/18	HKD	36.45	HKD	9,713	(31,924)
Ansell Ltd.	Deutsche Bank AG	33,500	01/24/18	AUD	24.67	AUD	811	(8,664)
Pfizer, Inc.	UBS AG	16,000	01/24/18	USD	35.99	USD	580	(9,997)
AMC Entertainment Holdings, Inc.	Morgan Stanley & Co. International PLC	90,500	01/25/18	AUD	15.82	AUD	1,390	(6,065)
AMC Entertainment Holdings, Inc.	UBS AG	205,000	01/25/18	AUD	15.85	AUD	3,149	(13,367)
Givaudan SA, Registered Shares	UBS AG	1,500	01/25/18	CHF	2,262.40	CHF	3,376	(38,753)
Roche Holding AG	Morgan Stanley & Co. International PLC	10,800	01/25/18	CHF	242.91	CHF	2,661	(59,849)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	68,800	01/25/18	AUD	21.62	AUD	1,568	(64,763)
Unilever PLC	Goldman Sachs International	154,300	01/25/18	GBP	42.33	GBP	6,339	(39,468)
bpost SA	UBS AG	22,000	01/26/18	EUR	25.60	EUR	558	(4,811)
Imperial Brands PLC	Goldman Sachs International	129,300	01/30/18	GBP	32.48	GBP	4,085	(60,273)
Kone OYJ, Class B	Credit Suisse International	40,000	01/30/18	EUR	45.39	EUR	1,790	(30,611)
Sanofi	UBS AG	63,500	01/30/18	EUR	76.78	EUR	4,556	(5,663)
Ansell Ltd.	Goldman Sachs International	31,200	01/31/18	AUD	24.65	AUD	755	(10,563)
bpost SA	UBS AG	22,000	01/31/18	EUR	25.60	EUR	558	(5,366)
TELUS Corp.	Morgan Stanley & Co. International PLC	40,500	01/31/18	CAD	48.31	CAD	1,929	(7,361)
Far EasTone Telecommunications Co. Ltd.	Morgan Stanley & Co. International PLC	257,000	02/01/18	TWD	72.13	TWD	18,890	(13,462)
GlaxoSmithKline PLC	Goldman Sachs International	383,800	02/01/18	GBP	13.32	GBP	5,035	(100,514)
Heico Corp.	Goldman Sachs International	20,700	02/01/18	EUR	86.28	EUR	1,798	(48,699)
Lloyds Banking Group PLC	Goldman Sachs International	2,312,500	02/01/18	GBP	0.68	GBP	1,573	(47,630)
SGS SA, Registered Shares	Morgan Stanley & Co. International PLC	1,200	02/01/18	CHF	2,484.09	CHF	3,049	(97,143)
Svenska Handelsbanken AB	Morgan Stanley & Co. International PLC	234,300	02/02/18	SEK	113.23	SEK	26,265	(53,407)
ANTA Sports Products Ltd.	UBS AG	289,000	02/06/18	HKD	34.66	HKD	10,245	(76,226)
Anheuser-Busch InBev SA	UBS AG	7,900	02/06/18	EUR	98.56	EUR	735	(2,055)
Sands China Ltd.	Goldman Sachs International	547,600	02/06/18	HKD	39.98	HKD	22,019	(76,652)
Ansell Ltd.	Citibank N.A.	31,200	02/07/18	AUD	24.65	AUD	755	(11,990)
Imperial Brands PLC	Goldman Sachs International	101,300	02/07/18	GBP	31.08	GBP	3,200	(149,997)
Kone OYJ, Class B	Credit Suisse International	50,300	02/07/18	EUR	44.49	EUR	2,251	(86,323)
Rogers Communications, Inc., Class B	Deutsche Bank AG	35,800	02/07/18	CAD	65.31	CAD	2,293	(21,868)
Sanofi	Credit Suisse International	36,800	02/07/18	EUR	75.09	EUR	2,640	(17,673)
Citizens Financial Group, Inc.	Barclays Bank PLC	37,500	02/08/18	USD	42.20	USD	1,574	(52,122)
Deutsche Post AG, Registered Shares	Goldman Sachs International	61,800	02/09/18	EUR	41.21	EUR	2,449	(21,910)
Ansell Ltd.	UBS AG	35,500	02/13/18	AUD	25.08	AUD	859	(10,606)
H&R Block, Inc.	UBS AG	108,000	02/13/18	USD	28.60	USD	2,832	(31,908)
Japan Tobacco, Inc.	Citibank N.A.	71,700	02/13/18	JPY	3,770.35	JPY	260,162	(17,940)

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued
TELUS Corp.	UBS AG	109,300	02/14/18	CAD	48.20	CAD	5,205	$(36,689)
Llyods Banking Group PLC	Goldman Sachs International	1,477,000	02/15/18	GBP	0.68	GBP	1,004	(35,416)
Ansell Ltd.	Citibank N.A.	27,000	02/21/18	AUD	25.26	AUD	653	(6,130)
Novo Nordisk A/S	Goldman Sachs International	20,500	02/21/18	DKK	335.62	DKK	6,835	(38,323)
Kone OYJ, Class B	Credit Suisse International	28,100	02/22/18	EUR	45.09	EUR	1,258	(47,085)
Japan Tobacco, Inc.	Morgan Stanley & Co. International PLC	99,000	02/27/18	JPY	3,735.45	JPY	359,220	(41,295)
Ansell Ltd.	Citibank N.A.	27,000	02/28/18	AUD	25.26	AUD	653	(7,272)

								$(3,553,062)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$7,060,260	$—	$—	$—	$7,060,260

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contract	$—	$—	$39,453	$—	$—	$—	$39,453
Options purchased(a)	—	—	37,699	—	—	—	37,699
Options written	—	—	(16,217,732)	—	—	—	(16,217,732)

	$—	$—	$(16,140,580)	$—	$—	$—	$(16,140,580)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation on:
Options written	$—	$—	$(320,630)	$—	$—	$—	$(320,630)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial Futures Contracts:
Average notional value of contracts — long	$100,175,625	(a)
Options:
Average value of option contracts purchased	$570,769	(a)
Average value of option contracts written	$8,427,687

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$7,060,260

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(3,507,198)

Total derivative assets and liabilities subject to an MNA	$—	$3,553,062

52	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Global Dividend Trust (BOE)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral and pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Barclays Bank PLC	$52,122	$—	$(52,122)	$—	$—
Citibank N.A.	57,629	—	(57,629)	—	—
Credit Suisse International	185,851	—	(185,851)	—	—
Deutsche Bank AG	71,071	—	(71,071)	—	—
Goldman Sachs International	1,027,969	—	(1,027,969)	—	—
JPMorgan Chase Bank N.A.	282,361	—	(71,397)	—	210,964
Morgan Stanley & Co. International PLC	1,041,198	—	(1,041,198)	—	—
UBS AG	834,861	—	(834,861)	—	—

	$3,553,062	$—	$(3,342,098)	$—	$210,964

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$39,238,328	$—	$39,238,328
Belgium	—	21,398,048	—	21,398,048
Canada	50,607,020	—	—	50,607,020
China	10,912,439	—	—	10,912,439
Denmark	—	10,019,142	—	10,019,142
Finland	—	18,777,367	—	18,777,367
France	—	28,603,182	—	28,603,182
Germany	—	22,584,839	—	22,584,839
Hong Kong	—	8,937,670	—	8,937,670
India	—	5,277,114	—	5,277,114
Japan	—	20,696,929	—	20,696,929
Netherlands	—	11,606,675	—	11,606,675
Sweden	—	12,805,552	—	12,805,552
Switzerland	—	92,351,956	—	92,351,956
Taiwan	8,160,492	16,179,393	—	24,339,885
United Kingdom	—	146,212,784	—	146,212,784
United States	362,792,182	—	4,411,841	367,204,023
Preferred Stocks	—	—	11,646,491	11,646,491
Short-Term Securities	13,118,524	—	—	13,118,524

	$445,590,657	$454,688,979	$16,058,332	$916,337,968

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(2,316,838)	$(4,743,422)	$—	$(7,060,260)

(a)	Derivative financial instruments are options written, which are shown at value.

Transfers between Level 1 and Level 2 were as follow:

	Transfers into Level 1	Transfers out of Level 1 (a)	Transfers into Level 2 (a)	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	$—	$(16,689,746)	$16,689,746	$—

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced Global Dividend Trust (BOE)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2016	$4,421,995	$24,994,450	$29,416,445
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(10,154)	(13,347,959)	(13,358,113)
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of December 31, 2017	$4,411,841	$11,646,491	$16,058,332

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(b)	$(10,154)	$(13,347,959)	$(13,358,113)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of year end.

	Value	Valuation Approach	Unobservable Inputs	Range of unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$4,411,841	Market	Tangible Book Value Multiple(a)	1.90x	—
Preferred Stocks(c)	11,646,491	Market	Revenue Multiple(a)	7.75x – 11.50x	10.87x
			Time to Exit(b)	3 years	—
			Volatility(b)	41%	—
			Recent Transactions(a)	—	—

	$16,058,332

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.
(c)	For the year ended December 31, 2017, the valuation technique for investments classified as preferred stocks with a total value of $588,068 changed to an Option Pricing Model (“OPM”). The investments were previously valued utilizing Probability-Weighted Expected Return Model (“PWERM”). The change was due to consideration of liquidation preferences and exit strategy.

See notes to financial statements.

54	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 95.5%

Australia — 5.3%
Amcor Ltd.	1,525,713	$18,281,592
Ansell Ltd.	538,229	10,163,769
Sonic Healthcare Ltd.	670,911	11,931,129

		40,376,490
Belgium — 2.8%
Anheuser-Busch InBev SA	84,567	9,441,392
bpost SA	395,391	12,033,525

		21,474,917
Canada — 6.4%
Rogers Communications, Inc., Class B	497,990	25,375,010
TELUS Corp.	637,998	24,169,935

		49,544,945
China — 5.0%
Alibaba Group Holding Ltd. — ADR(a)(b)	77,577	13,376,774
ANTA Sports Products Ltd.	2,232,598	10,130,192
Tencent Holdings Ltd.	290,398	15,030,498

		38,537,464
Denmark — 1.5%
Novo Nordisk A/S, Class B	211,938	11,388,805

Finland — 2.3%
Kone OYJ, Class B	333,519	17,911,142

France — 5.8%
AXA SA	10,399	308,186
BNP Paribas SA	79,063	5,881,458
Dassault Aviation SA	5,062	7,872,302
Sanofi	324,798	27,962,572
Societe Generale SA	54,569	2,813,382

		44,837,900
Germany — 4.6%
Continental AG	1,399	376,432
Deutsche Post AG, Registered Shares	480,050	22,818,513
Innogy SE(c)	22,899	896,230
SAP SE	96,899	10,840,707
Wacker Chemie AG	4,099	794,403

		35,726,285
Hong Kong — 2.3%
AIA Group Ltd.	998,398	8,492,034
Melco Resorts & Entertainment Ltd. — ADR(a)	19,162	556,494
Sands China Ltd.	1,655,598	8,521,773

		17,570,301
India — 2.2%
Federal Bank, Ltd.	1,063,498	1,804,082
HDFC Bank Ltd.	338,300	10,010,307
Hero MotoCorp Ltd.	80,235	4,752,501

		16,566,890
Ireland — 0.9%
Ryanair Holdings PLC, ADR(b)	64,432	6,713,587

Japan — 5.1%
FANUC Corp.	22,899	5,493,625
Japan Tobacco, Inc.	634,098	20,419,983
Nintendo Co. Ltd.	21,299	7,670,057
SMC Corp.	12,799	5,252,916

		38,836,581
Netherlands — 5.8%
Aalberts Industries NV	114,251	5,804,648
ASML Holding NV	64,679	11,245,150
CNH Industrial NV	55,267	739,391

Security	Shares	Value
Netherlands (continued)
Heineken NV	106,795	$11,133,184
Koninklijke Philips NV	186,399	7,038,208
Royal Dutch Shell PLC, Class B	261,583	8,808,586

		44,769,167
Portugal — 1.2%
Galp Energia SGPS SA	486,599	8,940,249

South Africa — 1.9%
Naspers Ltd., Class N	53,615	14,855,314

South Korea — 2.2%
LG Chem Ltd.(b)	7,643	2,892,182
Samsung Electronics Co. Ltd.	5,998	14,255,462

		17,147,644
Sweden — 2.8%
Hexagon AB, Class B	188,264	9,444,185
Svenska Handelsbanken AB, Class A	870,943	11,902,378

		21,346,563
Switzerland — 12.1%
Givaudan SA, Registered Shares	5,744	13,270,527
Nestle SA, Registered Shares	274,801	23,626,444
Novartis AG, Registered Shares	314,658	26,479,320
Roche Holding AG	69,631	17,606,813
SGS SA, Registered Shares	4,716	12,297,387

		93,280,491
Taiwan — 3.0%
Far EasTone Telecommunications Co. Ltd.	2,970,997	7,338,021
Taiwan Semiconductor Manufacturing Co. Ltd.	2,087,998	15,987,966

		23,325,987
United Kingdom — 19.0%
AstraZeneca PLC	266,883	18,416,431
British American Tobacco PLC	534,866	36,156,370
Diageo PLC	404,368	14,821,893
GlaxoSmithKline PLC	948,077	16,789,705
Imperial Brands PLC	756,221	32,256,377
Lloyds Banking Group PLC	8,924,898	8,183,971
Metro Bank PLC(b)	53,870	2,600,541
Unilever PLC	312,187	17,315,808

		146,541,096
United States — 3.3%
3M Co.(a)(d)	50,124	11,798,157
Microsoft Corp.(a)(d)	158,182	13,531,059

		25,329,216

Total Common Stocks — 95.5% (Cost — $613,240,673)		735,021,034

Investment Companies — 3.1%

United States — 3.1%
WisdomTree Japan Hedged Equity Fund(a)	397,710	23,602,067

Total Investment Companies — 3.1% (Cost — $16,184,748)		23,602,067

Preferred Stocks — 0.6%

China — 0.5%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, cost $2,106,332), 0.00%(b)(e)(f)	76,800	3,911,424

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value
India — 0.1%
Jasper Infotech Private Ltd., Series F, (Acquired 5/7/14, cost 2,825,580), 0.00%(b)(e)(f)	398	$627,278
Jasper Infotech Private Ltd., Series G, (Acquired 10/29/14, cost 1,112,870), 0.00%(b)(e)(f)	132	253,248

		880,526

Total Preferred Stocks — 0.6% (Cost — $6,054,932)		4,791,950

Total Long-Term Investments — 99.2% (Cost — $635,480,353)		763,415,051

Short-Term Securities — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.18%(g)(h)	5,073,700	5,073,700

Total Short-Term Securities — 0.7% (Cost — $5,073,700)		5,073,700

Total Investments Before Options Written — 99.9% (Cost — $640,554,053)		768,488,751

Options Written — (0.6)% (Premiums Received — $6,131,916)		(4,547,581)

Total Investments, Net of Options Written — 99.3% (Cost — $634,422,137)		763,941,170
Other Assets Less Liabilities — 0.7%		5,736,916

Net Assets — 100.0%		$769,678,086

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Restricted security as to resale, excluding 144A securities. As of year end, the Trust held restricted securities with a current value of $4,791,950 and an original cost of $6,044,782, which was 0.6% of its net assets.
(g)	Annualized 7-day yield as of period end.

(h)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	22,641,400	(17,567,700)	5,073,700	$5,073,700	$151,805		$8	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	501	(b)	—	—

				$5,073,700	$152,306		$8	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alibaba Group Holding Ltd. — ADR	53	01/05/18	USD	180.00	USD	914	$(1,033)
Microsoft Corp.	36	01/05/18	USD	84.00	USD	308	(6,246)
WisdomTree Japan Hedged Equity Fund	215	01/05/18	USD	59.50	USD	1,276	(7,310)
Alibaba Group Holding Ltd. — ADR	185	01/12/18	USD	182.50	USD	3,190	(9,528)
Alibaba Group Holding Ltd. — ADR	52	01/12/18	USD	177.50	USD	897	(7,852)
Microsoft Corp.	73	01/12/18	USD	84.50	USD	624	(12,629)
Microsoft Corp.	49	01/16/18	USD	83.95	USD	419	(11,267)
3M Co.	68	01/19/18	USD	230.95	USD	1,601	(43,023)

56	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced International Dividend Trust (BGY)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
TELUS Corp.	973	01/19/18	CAD	49.00	CAD	4,633	$(4,257)
Alibaba Group Holding Ltd. — ADR	51	01/19/18	USD	180.00	USD	879	(7,242)
Melco Resorts & Entertainment Ltd. — ADR	84	01/19/18	USD	27.00	USD	244	(19,110)
Microsoft Corp.	228	01/19/18	USD	85.00	USD	1,950	(34,998)
Rogers Communications, Inc.	940	01/19/18	CAD	70.00	CAD	6,021	(5,235)
WisdomTree Japan Hedged Equity Fund	767	01/19/18	USD	57.78	USD	4,551	(147,264)
Microsoft Corp.	130	01/26/18	USD	85.50	USD	1,112	(18,330)
Microsoft Corp.	131	01/26/18	USD	88.50	USD	1,121	(4,257)
WisdomTree Japan Hedged Equity Fund	300	01/26/18	USD	59.00	USD	1,780	(35,100)
WisdomTree Japan Hedged Equity Fund	410	01/26/18	USD	59.50	USD	2,433	(36,490)
Microsoft Corp.	49	01/29/18	USD	83.95	USD	419	(13,137)
3M Co.	76	02/16/18	USD	250.00	USD	1,789	(8,094)
3M Co.	76	02/16/18	USD	240.00	USD	1,789	(28,500)

							$(460,902)

OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Aalberts Industries NV	Bank of America N.A.	50,000	01/02/18	EUR	43.68	EUR	2,117	$(588)
Deutsche Post AG, Registered Shares	Goldman Sachs International	147,300	01/02/18	EUR	40.73	EUR	5,836	(3,440)
Innogy SE	Goldman Sachs International	20,000	01/02/18	EUR	40.37	EUR	652	—
Metro Bank PLC	Morgan Stanley & Co. International PLC	10,400	01/02/18	GBP	36.58	GBP	372	(872)
AIA Group Ltd.	UBS AG	240,200	01/03/18	HKD	63.04	HKD	15,961	(107,353)
Dassault Aviation SA	Goldman Sachs International	1,600	01/03/18	EUR	1,340.52	EUR	2,073	(257)
Hexagon AB, Class B	UBS AG	37,500	01/03/18	SEK	417.67	SEK	15,431	(14,126)
Tencent Holdings Ltd.	Morgan Stanley & Co. International PLC	37,000	01/03/18	HKD	391.68	HKD	14,962	(60,600)
Givaudan SA	Goldman Sachs International	1,600	01/04/18	CHF	2,301.79	CHF	3,601	(2,260)
GlaxoSmithKline PLC	Bank of America N.A.	156,000	01/04/18	GBP	13.92	GBP	2,047	(93)
GlaxoSmithKline PLC	Goldman Sachs International	201,100	01/04/18	GBP	13.39	GBP	2,638	(5,702)
Hexagon AB, Class B	Credit Suisse International	45,300	01/04/18	SEK	416.50	SEK	18,641	(21,017)
Nestle SA, Registered Shares	UBS AG	57,900	01/04/18	CHF	85.09	CHF	4,851	(4,851)
Royal Dutch Shell PLC, Class B	Morgan Stanley & Co. International PLC	65,000	01/04/18	GBP	24.85	GBP	1,621	(19,277)
Sonic Healthcare Ltd.	Deutsche Bank AG	68,300	01/04/18	AUD	22.20	AUD	1,557	(32,178)
ANTA Sports Products Ltd.	Citibank N.A.	198,631	01/05/18	HKD	37.04	HKD	7,041	(4,513)
Galp Energia SGPS SA	Goldman Sachs International	94,600	01/05/18	EUR	15.93	EUR	1,448	(717)
Galp Energia SGPS SA	Morgan Stanley & Co. International PLC	69,500	01/05/18	EUR	16.04	EUR	1,064	(248)
LG Chem Ltd.	Goldman Sachs International	3,300	01/05/18	KRW	411,582.50	KRW	1,336,500	(10,816)
Metro Bank PLC	Morgan Stanley & Co. International PLC	13,300	01/05/18	GBP	34.85	GBP	475	(18,169)
Societe Generale SA	Morgan Stanley & Co. International PLC	24,000	01/05/18	EUR	44.40	EUR	1,031	(1,888)
Svenska Handelsbanken AB, Class A	UBS AG	181,000	01/05/18	SEK	121.10	SEK	20,290	(4)
AIA Group Ltd.	Morgan Stanley & Co. International PLC	199,000	01/09/18	HKD	59.97	HKD	13,224	(166,531)
Aalberts Industries NV	UBS AG	24,500	01/09/18	EUR	43.05	EUR	1,037	(4,479)
Sanofi	Goldman Sachs International	42,300	01/09/18	EUR	82.30	EUR	3,035	(50)
Imperial Brands PLC	Goldman Sachs International	102,700	01/09/18	GBP	31.46	GBP	3,244	(68,128)
bpost SA	UBS AG	23,300	01/09/18	EUR	24.40	EUR	591	(27,326)
Amcor Ltd.	Morgan Stanley & Co. International PLC	109,000	01/10/18	AUD	15.31	AUD	1,674	(16,833)
ASML Holding NV	Goldman Sachs International	28,400	01/10/18	EUR	155.09	EUR	4,115	(7,675)
Anheuser-Busch InBev SA	Morgan Stanley & Co. International PLC	5,700	01/10/18	EUR	101.40	EUR	530	(2)
British American Tobacco PLC	Goldman Sachs International	129,200	01/10/18	GBP	50.25	GBP	6,469	(98,224)
CNH Industrial NV	Goldman Sachs International	24,300	01/10/18	EUR	10.77	EUR	271	(12,623)
Dassault Aviation SA	UBS AG	600	01/10/18	EUR	1,303.09	EUR	778	(6,751)
Koninklijke Philips NV	Bank of America N.A.	82,000	01/10/18	EUR	33.36	EUR	2,581	(1,187)
SMC Corp.	Goldman Sachs International	5,600	01/10/18	JPY	48,059.10	JPY	258,944	(10,335)
Tencent Holdings Ltd.	UBS AG	90,700	01/10/18	HKD	388.75	HKD	36,677	(204,596)
Amcor Ltd.	UBS AG	188,000	01/11/18	AUD	15.62	AUD	2,888	(10,770)
Kone OYJ, Class B	UBS AG	40,500	01/11/18	EUR	46.94	EUR	1,813	(1,399)
Rogers Communications, Inc., Class B	Morgan Stanley & Co. International PLC	46,500	01/11/18	CAD	69.00	CAD	2,978	(71)
Sands China Ltd.	Goldman Sachs International	436,800	01/11/18	HKD	37.70	HKD	17,564	(141,402)
Sonic Healthcare Ltd.	UBS AG	61,800	01/11/18	AUD	22.42	AUD	1,408	(21,760)

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Ansell Ltd.	Citibank N.A.	32,000	01/12/18	AUD	24.23	AUD	774	$(9,919)
Far EasTone Telecommunications Co. Ltd.	Goldman Sachs International	200,000	01/12/18	USD	71.51	USD	14,700	(13,036)
Rogers Communications, Inc., Class B	Morgan Stanley & Co. International PLC	8,400	01/12/18	CHF	231.11	CHF	2,070	(132,717)
SGS SA, Registered Shares	UBS AG	900	01/12/18	CHF	2,449.25	CHF	2,286	(86,697)
British American Tobacco PLC	UBS AG	122,200	01/16/18	GBP	49.15	GBP	6,119	(222,666)
SAP SE	UBS AG	38,700	01/16/18	EUR	94.77	EUR	3,608	(35,967)
ANTA Sports Products Ltd.	Goldman Sachs International	260,000	01/17/18	HKD	37.82	HKD	9,217	(11,586)
Ansell Ltd.	Deutsche Bank AG	32,000	01/17/18	AUD	24.67	AUD	774	(6,637)
Far EasTone Telecommunications Co. Ltd.	JPMorgan Chase Bank N.A.	196,000	01/17/18	TWD	72.40	TWD	14,406	(247,066)
Heineken NV	Morgan Stanley & Co. International PLC	24,500	01/17/18	EUR	87.68	EUR	2,129	(22,939)
Japan Tobacco, Inc.	Morgan Stanley & Co. International PLC	89,400	01/17/18	JPY	3,778.13	JPY	324,386	(6,553)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	63,000	01/17/18	CHF	86.66	CHF	5,278	(4,227)
Novartis AG, Registered Shares	Morgan Stanley & Co. International PLC	85,000	01/17/18	CHF	83.51	CHF	6,970	(32,477)
Novo Nordisk A/S, Class B	UBS AG	44,700	01/17/18	DKK	336.92	DKK	14,903	(28,730)
Sonic Healthcare Ltd.	Goldman Sachs International	103,200	01/17/18	AUD	22.86	AUD	2,352	(18,503)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	988,000	01/17/18	TWD	235.10	TWD	225,126	(47,641)
bpost SA	Credit Suisse International	27,000	01/17/18	EUR	25.68	EUR	685	(3,743)
Diageo PLC	Credit Suisse International	177,900	01/23/18	GBP	26.54	GBP	4,830	(185,897)
Samsung Electronics Co. Ltd.	Goldman Sachs International	2,600	01/23/18	KRW	2,628,489.09	KRW	6,613,180	(106,447)
ANTA Sports Products Ltd.	Morgan Stanley & Co. International PLC	264,000	01/24/18	HKD	36.45	HKD	9,359	(30,759)
Ansell Ltd.	Deutsche Bank AG	32,000	01/24/18	AUD	24.67	AUD	774	(8,277)
Amcor Ltd.	Morgan Stanley & Co. International PLC	158,300	01/25/18	AUD	15.82	AUD	2,431	(10,610)
Amcor Ltd.	UBS AG	216,000	01/25/18	AUD	15.85	AUD	3,318	(14,084)
BNP Paribas SA	Credit Suisse International	34,700	01/25/18	EUR	64.80	EUR	2,151	(10,590)
FANUC Corp.	UBS AG	10,000	01/25/18	JPY	26,704.40	JPY	270,303	(70,161)
Givaudan SA, Registered Shares	UBS AG	1,300	01/25/18	CHF	2,262.40	CHF	2,926	(33,586)
Nintendo Co. Ltd.	Goldman Sachs International	9,300	01/25/18	JPY	45,003.24	JPY	377,337	(12,070)
Rogers Communications, Inc., Class B	Morgan Stanley & Co. International PLC	22,200	01/25/18	CHF	242.91	CHF	5,470	(123,024)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	61,900	01/25/18	AUD	21.62	AUD	1,411	(58,268)
Unilever PLC	Goldman Sachs International	137,300	01/25/18	GBP	42.33	GBP	5,640	(35,120)
bpost SA	UBS AG	18,000	01/26/18	EUR	25.60	EUR	457	(3,936)
Sanofi	UBS AG	56,800	01/30/18	EUR	76.78	EUR	4,075	(5,065)
Imperial Brands PLC	Goldman Sachs International	93,300	01/30/18	GBP	32.48	GBP	2,947	(43,491)
Kone OYJ, Class B	Credit Suisse International	36,600	01/30/18	EUR	45.39	EUR	1,638	(28,009)
TELUS Corp.	Morgan Stanley & Co. International PLC	84,700	01/31/18	CAD	48.31	CAD	4,033	(15,394)
Ansell Ltd.	Goldman Sachs International	28,800	01/31/18	AUD	24.65	AUD	697	(9,750)
bpost SA	UBS AG	18,000	01/31/18	EUR	25.60	EUR	457	(4,390)
Far EasTone Telecommunications Co. Ltd.	Morgan Stanley & Co. International PLC	227,000	02/01/18	TWD	72.13	TWD	16,685	(11,890)
GlaxoSmithKline PLC	Goldman Sachs International	60,000	02/01/18	GBP	13.32	GBP	787	(15,713)
Heineken NV	Goldman Sachs International	22,400	02/01/18	EUR	86.28	EUR	1,946	(52,698)
Lloyds Banking Group PLC	Goldman Sachs International	2,191,900	02/01/18	GBP	0.68	GBP	1,490	(45,146)
Naspers Ltd. Class N	Goldman Sachs International	23,500	02/01/18	ZAR	3,653.36	ZAR	80,554	(91,191)
SGS SA, Registered Shares	Morgan Stanley & Co. International PLC	1,100	02/01/18	CHF	2,484.09	CHF	2,794	(89,047)
Svenska Handelsbanken AB, Class A	Morgan Stanley & Co. International PLC	202,300	02/02/18	SEK	113.23	SEK	22,678	(46,113)
ANTA Sports Products Ltd.	UBS AG	260,000	02/06/18	HKD	34.66	HKD	9,217	(68,577)
Anheuser-Busch InBev SA	UBS AG	31,500	02/06/18	EUR	98.56	EUR	2,931	(8,196)
Sands China Ltd.	Goldman Sachs International	492,400	02/06/18	HKD	39.98	HKD	19,799	(68,925)
Ansell Ltd.	Citibank N.A.	28,800	02/07/18	AUD	24.65	AUD	697	(11,068)
Imperial Brands PLC	Goldman Sachs International	136,700	02/07/18	GBP	31.08	GBP	4,318	(202,415)
Kone OYJ, Class B	Credit Suisse International	36,500	02/07/18	EUR	44.49	EUR	1,634	(62,640)
Rogers Communications, Inc., Class B	Deutsche Bank AG	78,600	02/07/18	CAD	65.31	CAD	5,034	(48,013)
Sanofi	Credit Suisse International	43,800	02/07/18	EUR	75.09	EUR	3,143	(21,035)
Deutsche Post AG, Registered Shares	Goldman Sachs International	63,900	02/09/18	EUR	41.21	EUR	2,532	(22,654)
Ansell Ltd.	UBS AG	31,300	02/13/18	AUD	25.08	AUD	757	(9,351)
Japan Tobacco, Inc.	Citibank N.A.	64,700	02/13/18	JPY	3,770.35	JPY	234,763	(16,188)
TELUS Corp.	UBS AG	98,700	02/14/18	CAD	48.20	CAD	4,700	(33,131)
Lloyds Banking Group PLC	Goldman Sachs International	1,735,000	02/15/18	GBP	0.68	GBP	1,180	(41,603)
Ansell Ltd.	Citibank N.A.	26,000	02/21/18	AUD	25.26	AUD	629	(5,903)
Novo Nordisk A/S, Class B	Goldman Sachs International	48,500	02/21/18	DKK	335.62	DKK	16,170	(90,667)
Kone OYJ, Class B	Credit Suisse International	33,100	02/22/18	EUR	45.09	EUR	1,482	(55,463)
Novan, Inc.	HSBC Bank PLC	53,500	02/22/18	CHF	83.55	CHF	4,387	(60,766)
Japan Tobacco, Inc.	Morgan Stanley & Co. International PLC	125,000	02/27/18	JPY	3,735.45	JPY	453,560	(52,140)
Ansell Ltd.	Citibank N.A.	26,000	02/28/18	AUD	25.26	AUD	629	(7,003)

								$(4,086,679)

58	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced International Dividend Trust (BGY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$4,547,581	$—	$—	$—	$4,547,581

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(2)	$—	$—	$(2)
Futures contract	—	—	344,941	—	—	—	344,941
Options purchased(a)	—	—	(21,204)	—	—	—	(21,204)
Options written	—	—	(18,296,413)	—	—	—	(18,296,413)

	$—	$—	$(17,972,676)	$(2)	$—	$—	$(17,972,678)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation on:
Options written	$—	$—	$3,203,425	$—	$—	$—	$3,203,425

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial Futures contracts:
Average notional value of contracts — long	$28,250,695	(a)
Forward foreign currency exchange contracts:
Average amounts sold — in USD	$4,828	(a)
Options:
Average value of option contracts purchased	$464,884	(a)
Average value of option contracts written	$6,299,557

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$4,547,581

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(460,902)

Total derivative assets and liabilities subject to an MNA	$—	$4,086,679

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced International Dividend Trust (BGY)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$1,868	$—	$(1,868)	$—	$—
Citibank N.A.	54,594	—	—	(54,594)	—
Credit Suisse International	388,394	—	(388,394)	—	—
Deutsche Bank AG	95,105	—	(95,105)	—	—
Goldman Sachs International	1,242,644	—	(1,242,644)	—	—
HSBC Bank PLC	60,766		—	—	60,766
JPMorgan Chase Bank N.A.	247,066	—	—	(247,066)	—
Morgan Stanley & Co. International PLC	968,290	—	(935,426)	(32,864)	—
UBS AG	1,027,952	—	(364,588)	(663,364)	—

	$4,086,679	$—	$(3,028,025)	$(997,888)	$60,766

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$40,376,490	$—	$40,376,490
Belgium	—	21,474,917	—	21,474,917
Canada	49,544,945	—	—	49,544,945
China	23,506,996	15,030,468	—	38,537,464
Denmark	—	11,388,805	—	11,388,805
Finland	—	17,911,142	—	17,911,142
France	—	44,837,900	—	44,837,900
Germany	—	35,726,285	—	35,726,285
Hong Kong	556,494	17,013,807	—	17,570,301
India	—	16,566,890	—	16,566,890
Ireland	6,713,587	—	—	6,713,587
Japan	—	38,836,581	—	38,836,581
Netherlands	—	44,769,167	—	44,769,167
Portugal	—	8,940,249	—	8,940,249
South Africa	—	14,855,314	—	14,855,314
South Korea	2,892,182	14,255,462	—	17,147,644
Sweden	—	21,346,563	—	21,346,563
Switzerland	—	93,280,491	—	93,280,491
Taiwan	7,338,021	15,987,966	—	23,325,987
United Kingdom	—	146,541,096	—	146,541,096
United States	25,329,216	—	—	25,329,216
Investment Companies	23,602,067	—	—	23,602,067
Preferred Stocks	—	—	4,791,950	4,791,950
Short-Term Securities	5,073,700	—	—	5,073,700

	$144,557,208	$619,139,593	$4,791,950	$768,488,751

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(393,475)	$(4,154,106)	$—	$(4,547,581)

(a)	Derivative financial instruments are options written, which are shown at value.

60	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Enhanced International Dividend Trust (BGY)

Transfers between Level 1 and Level 2 were as follow:

	Transfers into Level 1	Transfers out of Level 1 (a)	Transfers into Level 2 (a)	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	$—	$(18,063,836)	$18,063,836	$—

(a)	External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2016	$15,855,374
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	(11,063,424)
Purchases	—
Sales	—

Closing Balance, as of December 31, 2017	$4,791,950

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(b)	$(11,063,424)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments December 31, 2017	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 96.2%

Biotechnology — 23.6%
AbbVie, Inc.(a)	62,087	$6,004,337
ACADIA Pharmaceuticals, Inc.(a)(b)	36,701	1,105,037
Acceleron Pharma, Inc.(a)(b)	52,201	2,215,368
Acerta Pharma BV, Series B, (Acquired 2/01/16, cost $986,402)(c)(d)	17,146,441	1,916,972
Agios Pharmaceuticals, Inc.(a)(b)	15,400	880,418
Alexion Pharmaceuticals, Inc.(a)(b)	12,600	1,506,834
Alkermes PLC(a)(b)	26,700	1,461,291
Alnylam Pharmaceuticals, Inc.(a)(b)	46,401	5,895,120
Amgen, Inc.(a)	60,423	10,507,386
Apellis Pharmaceuticals, Inc.(b)	14,547	315,670
Aquinox Pharmaceuticals, Inc.(b)	17,531	206,164
Argenx SE, ADR(b)	4,436	280,089
Avexis, Inc.(a)(b)	16,652	1,842,877
Biogen, Inc.(a)(b)	22,748	7,246,830
Biohaven Pharmaceutical Holding Co. Ltd.(b)	13,650	368,277
BioMarin Pharmaceutical, Inc.(a)(b)	30,800	2,746,436
Bluebird Bio, Inc.(a)(b)	2,200	391,820
Celgene Corp.(a)(b)	31,686	3,306,751
Clementia Pharmaceuticals, Inc.(b)	10,235	194,260
Cytokinetics, Inc.(a)(b)	11,300	92,095
FibroGen, Inc.(a)(b)	9,300	440,820
Galapagos NV, ADR(a)(b)	5,700	534,432
Gilead Sciences, Inc.(a)	40,001	2,865,600
Global Blood Therapeutics, Inc.(a)(b)	10,988	432,378
Halozyme Therapeutics, Inc.(a)(b)	46,301	938,038
Incyte Corp.(a)(b)	15,400	1,458,534
InflaRx NV (Acquired 11/08/17, Cost $253,349)(d)	19,488	393,644
InflaRx NV(b)	32,008	670,568
Insmed, Inc.(a)(b)	67,287	2,097,977
Myovant Sciences, Ltd.(b)(e)	29,453	372,286
Ovid therapeutics, Inc.(b)	42,054	415,063
Prothena Corp. PLC(a)(b)	2,244	84,128
Regeneron Pharmaceuticals, Inc.(a)(b)	4,858	1,826,414
Sage Therapeutics, Inc.(a)(b)	15,452	2,545,099
Sarepta Therapeutics, Inc.(a)(b)	44,651	2,484,326
Seattle Genetics, Inc.(a)(b)	34,568	1,849,334
Spark Therapeutics, Inc.(a)(b)	9,010	463,294
Spectrum Pharmaceuticals, Inc.(a)(b)	76,201	1,443,990
Syndax Pharmaceuticals, Inc.(b)	15,784	138,268
TESARO, Inc.(a)(b)	17,831	1,477,655
Ultragenyx Pharmaceutical, Inc.(a)(b)	21,300	987,894
Vertex Pharmaceuticals, Inc.(a)(b)	39,706	5,950,191

		78,353,965
Diversified Consumer Services — 0.5%
Service Corp. International	43,313	1,615,956

Health Care Equipment & Supplies — 22.6%
Abbott Laboratories(a)	201,101	11,476,777
Align Technology, Inc.(a)(b)	3,500	777,665
Baxter International, Inc.(a)	109,501	7,078,080
Becton Dickinson & Co.(a)	15,634	3,346,400
Boston Scientific Corp.(a)(b)	180,785	4,481,636
Cooper Cos., Inc.(a)	4,815	1,049,092
Edwards Lifesciences Corp.(a)(b)	19,901	2,242,929
Hologic, Inc.(a)(b)	78,701	3,364,425
Intuitive Surgical, Inc.(a)(b)	11,401	4,160,316
iRhythm Technologies, Inc.(a)(b)	15,184	851,007
Masimo Corp.(a)(b)	33,901	2,874,720
Medtronic PLC(a)	162,101	13,089,575
Nevro Corp.(a)(b)	24,601	1,698,384
ResMed, Inc.(a)	35,501	3,006,495

Security	Shares/Par (000)	Value
Health Care Equipment & Supplies (continued)
Stryker Corp.(a)	76,101	$11,783,324
Teleflex, Inc.(a)	7,100	1,766,622
Varian Medical Systems, Inc.(a)(b)	16,201	1,800,630

		74,848,077
Health Care Providers & Services — 24.1%
Amedisys, Inc.(a)(b)	43,861	2,311,861
AmerisourceBergen Corp.(a)	12,700	1,166,114
Anthem, Inc.	26,901	6,052,769
Cardinal Health, Inc.(a)	29,401	1,801,338
Centene Corp.(b)	36,601	3,692,208
Cigna Corp.(a)	47,901	9,728,011
DaVita, Inc.(b)	54,695	3,951,641
HCA Healthcare, Inc.(a)(b)	23,795	2,090,065
HealthEquity, Inc.(a)(b)	12,300	573,918
Humana, Inc.(a)	28,101	6,970,767
McKesson Corp.(a)	16,201	2,526,390
Quest Diagnostics, Inc.(a)	72,101	7,101,129
Teladoc, Inc.(a)(b)	41,301	1,439,305
UnitedHealth Group, Inc.(a)	124,303	27,403,619
Universal Health Services, Inc., Class B(a)	18,201	2,062,970
WellCare Health Plans, Inc.(a)(b)	6,300	1,266,993

		80,139,098
Life Sciences Tools & Services — 2.3%
Agilent Technologies, Inc.(a)	43,204	2,893,104
Thermo Fisher Scientific, Inc.(a)	22,804	4,329,264
Wuxi Biologics Cayman, Inc.(b)(f)	98,005	548,148

		7,770,516
Pharmaceuticals — 23.1%
Allergan PLC(a)	34,386	5,624,698
Assembly Biosciences, Inc.(b)	1,600	72,400
AstraZeneca PLC	59,077	4,076,577
AstraZeneca PLC — ADR(a)	56,301	1,953,610
Bristol-Myers Squibb Co.(a)	107,063	6,560,759
Chugai Pharmaceutical Co. Ltd.	13,700	700,189
Daiichi Sankyo Co. Ltd.	36,401	946,475
Dermira, Inc.(a)(b)	19,800	550,638
Eisai Co. Ltd.	13,200	749,886
Eli Lilly & Co.(a)	64,601	5,456,116
Johnson & Johnson(a)	64,271	8,979,804
Merck & Co., Inc.(a)	62,301	3,505,621
Merck KGaA	30,401	3,263,036
Novartis AG, ADR(a)	50,501	4,239,980
Novo Nordisk A/S — ADR	95,001	5,098,650
Pfizer, Inc.(a)	389,099	14,093,130
Reata Pharmaceuticals, Inc., Class A(a)(b)	5,860	165,955
Roche Holding AG	7,400	1,871,129
Sanofi	20,000	1,721,839
Sanofi — ADR(a)	49,301	2,119,900
Takeda Pharmaceutical Co. Ltd.	15,600	883,236
Theravance Biopharma, Inc.(a)(b)	4,700	131,083
Zoetis, Inc.(a)	52,401	3,774,896

		76,539,607

Total Common Stocks — 96.2% (Cost — $216,477,613)		319,267,219

Other Interest(g)

Pharmaceuticals — 0.1%
Afferent Pharmaceuticals, Inc., Series C (Acquired 09/30/15, Cost $0)(c)(d)	190	387,926

Total Other Interest — 0.1% (Cost — $0)		387,926

62	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value
Rights — 0.0%

Biotechnology — 0.0%
Dyax Corp. (Expires 12/31/19)(c)	61,727	$141,355

Total Rights — 0.1% (Cost — $25,848)		141,355

Total Long-Term Investments — 96.3% (Cost — $216,503,461)		319,796,500

Short-Term Securities — 4.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.18%(h)(j)	14,301,421	14,301,421
SL Liquidity Series, LLC Money Market Series, 1.21%(h)(i)(j)	120,903	120,891

Total Short-Term Securities — 4.4% (Cost — $14,422,319)		14,422,312

Total Investments Before Options Written — 100.7% (Cost — $230,925,780)		334,218,812

Options Written (Premiums Received — $2,360,513) — (0.6)%		(2,156,226)

Total Investments, Net of Options Written — 100.1% (Cost — $228,565,267)		332,062,586
Liabilities in Excess of Other Assets — (0.1)%		(204,189)

Net Assets — 100.0%		$331,858,397

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $2,698,542 and an original cost of $1,239,751, which was 0.8% of its net assets.
(e)	Security, or portion of the security, is on loan.
(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Annualized 7-day yield as of period end.
(i)	Security was purchased with the cash collateral from loaned securities.

(j)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain(Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	8,611,967	5,689,454	14,301,421	$14,301,421	$78,743		$63	$—
SL Liquidity Series, LLC, Money Market Series	126,889	(5,986)	120,903	120,891	2,206	(b)	(1)	(7)

				$14,422,312	$80,949		$62	$(7)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Amgen, Inc.	72	01/05/18	USD	180.00	USD	1,252	$(540)
AstraZeneca PLC — ADR	189	01/05/18	USD	34.00	USD	656	(15,593)
Baxter International, Inc.	116	01/05/18	USD	66.00	USD	750	(696)
Bristol-Myers Squibb Co.	94	01/05/18	USD	64.00	USD	576	(940)
Cigna Corp.	60	01/05/18	USD	210.00	USD	1,219	(900)
Johnson & Johnson	107	01/05/18	USD	139.90	USD	1,495	(9,058)
Merck & Co., Inc.	9	01/05/18	USD	56.00	USD	51	(499)
Pfizer, Inc.	82	01/05/18	USD	36.50	USD	297	(820)
Regeneron Pharmaceuticals, Inc.	9	01/05/18	USD	375.00	USD	338	(4,770)

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) December 31, 2017	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Pfizer, Inc.	47	01/09/18	USD	35.51	USD	170	$(4,035)
AbbVie, Inc.	68	01/12/18	USD	98.50	USD	658	(3,910)
Abbott Laboratories	78	01/12/18	USD	56.00	USD	445	(11,271)
Allergan PLC	52	01/12/18	USD	175.00	USD	851	(4,238)
Amgen, Inc.	75	01/12/18	USD	177.50	USD	1,304	(8,888)
Baxter International, Inc.	42	01/12/18	USD	64.50	USD	271	(3,801)
Biogen, Inc.	34	01/12/18	USD	325.00	USD	1,083	(10,540)
Boston Scientific Corp.	346	01/12/18	USD	26.50	USD	858	(6,574)
Celgene Corp.	77	01/12/18	USD	105.00	USD	804	(13,591)
Gilead Sciences, Inc.	4	01/12/18	USD	77.00	USD	29	(52)
Gilead Sciences, Inc.	16	01/12/18	USD	75.50	USD	115	(288)
Humana, Inc.	4	01/12/18	USD	260.00	USD	99	(240)
Merck & Co., Inc.	45	01/12/18	USD	56.00	USD	253	(3,600)
Pfizer, Inc.	83	01/12/18	USD	36.50	USD	301	(1,784)
Vertex Pharmaceuticals, Inc.	127	01/12/18	USD	147.00	USD	1,903	(73,025)
National Grid PLC	34	01/17/18	USD	52.01	USD	182	(6,606)
Abbott Laboratories	251	01/18/18	USD	55.60	USD	1,432	(44,503)
Quest Diagnostics, Inc.	141	01/18/18	USD	95.60	USD	1,389	(48,487)
ACADIA Pharmaceuticals, Inc.	128	01/19/18	USD	31.00	USD	385	(10,240)
AbbVie, Inc.	39	01/19/18	USD	92.50	USD	377	(18,135)
Abbott Laboratories	21	01/19/18	USD	57.50	USD	120	(1,249)
Acceleron Pharma, Inc.	182	01/19/18	USD	40.00	USD	772	(62,790)
Agios Pharmaceuticals, Inc.	53	01/19/18	USD	55.00	USD	303	(19,875)
Aligent Technologies, Inc.	150	01/19/18	USD	67.50	USD	1,005	(12,000)
Align Technology, Inc.	9	01/19/18	USD	270.00	USD	200	(90)
Alnylam Pharmaceuticals, Inc.	20	01/19/18	USD	140.00	USD	254	(1,450)
Alnylam Pharmaceuticals, Inc.	77	01/19/18	USD	135.00	USD	978	(12,705)
Amedisys, Inc.	153	01/19/18	USD	55.00	USD	806	(10,940)
AmerisourceBergen Corp.	11	01/19/18	USD	90.00	USD	101	(3,575)
Amgen, Inc.	57	01/19/18	USD	180.00	USD	991	(5,073)
Amgen, Inc.	7	01/19/18	USD	185.00	USD	122	(196)
Avexis, Inc.	60	01/19/18	USD	105.00	USD	664	(62,700)
Baxter International, Inc.	119	01/19/18	USD	65.00	USD	769	(9,104)
Becton Dickinson and Co.	26	01/19/18	USD	220.00	USD	557	(3,055)
Becton Dickinson and Co.	28	01/19/18	USD	230.00	USD	599	(420)
BioMarin Pharmaceutical, Inc.	102	01/19/18	USD	90.00	USD	910	(24,225)
Biogen, Inc.	42	01/19/18	USD	320.00	USD	1,338	(26,460)
Bristol-Myers Squibb Co.	83	01/19/18	USD	62.50	USD	509	(6,682)
Celgene Corp.	6	01/19/18	USD	115.00	USD	63	(111)
Cigna Corp.	51	01/19/18	USD	210.00	USD	1,036	(5,457)
Cytokinetics, Inc.	39	01/19/18	USD	9.00	USD	32	(1,072)
Dermira, Inc.	70	01/19/18	USD	26.65	USD	195	(14,258)
Edwards Lifesciences Corp.	27	01/19/18	USD	115.00	USD	304	(4,253)
Eli Lilly & Co.	144	01/19/18	USD	85.00	USD	1,216	(13,680)
FibroGen, Inc.	32	01/19/18	USD	50.00	USD	152	(6,160)
Galapagos NV	14	01/19/18	USD	95.00	USD	131	(4,200)
Gilead Sciences, Inc.	70	01/19/18	USD	77.50	USD	501	(1,190)
Global Blood Therapeutics, Inc.	38	01/19/18	USD	45.00	USD	150	(3,325)
HCA Holdings, Inc.	39	01/19/18	USD	90.00	USD	343	(3,803)
Halozyme Therapeutics, Inc.	162	01/19/18	USD	22.00	USD	328	(6,480)
HealthEquity, Inc.	43	01/19/18	USD	50.00	USD	201	(1,935)
Hologic, Inc.	275	01/19/18	USD	45.00	USD	1,176	(2,750)
Humana, Inc.	72	01/19/18	USD	250.00	USD	1,786	(25,200)
Incyte Corp.	53	01/19/18	USD	97.50	USD	502	(12,058)
Intuitive Surgical, Inc.	51	01/19/18	USD	395.00	USD	1,861	(7,778)
Johnson & Johnson	58	01/19/18	USD	140.00	USD	810	(7,888)
McKesson Corp.	28	01/19/18	USD	145.00	USD	437	(32,760)
McKesson Corp.	28	01/19/18	USD	162.50	USD	437	(2,310)
Medtronic PLC	97	01/19/18	USD	82.50	USD	783	(4,802)
Merck & Co., Inc.	49	01/19/18	USD	57.50	USD	276	(1,396)
Novartis AG	175	01/19/18	USD	85.00	USD	1,469	(9,188)

64	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Pfizer, Inc.	292	01/19/18	USD	36.00	USD	1,058	$(16,498)
Pfizer, Inc.	53	01/19/18	USD	37.00	USD	192	(715)
Prothena Corporation PLC	7	01/19/18	USD	50.00	USD	26	(70)
Regeneron Pharmaceuticals, Inc.	8	01/19/18	USD	385.00	USD	301	(4,360)
ResMed, Inc.	120	01/19/18	USD	85.00	USD	1,016	(17,400)
Sage Therapeutics, Inc.	54	01/19/18	USD	180.00	USD	889	(38,880)
Sanofi	171	01/19/18	USD	44.00	USD	735	(4,275)
Sarepta Therapeutics, Inc.	156	01/19/18	USD	55.00	USD	868	(49,140)
Seattle Genetics, Inc.	19	01/19/18	USD	65.00	USD	102	(190)
Seattle Genetics, Inc.	99	01/19/18	USD	55.00	USD	530	(12,375)
Spark Therapeutics, Inc.	15	01/19/18	USD	55.00	USD	77	(2,400)
Spectrum Pharmaceuticals, Inc.	130	01/19/18	USD	20.00	USD	246	(11,700)
Stryker Corp.	136	01/19/18	USD	155.00	USD	2,106	(31,280)
TESARO, Inc.	62	01/19/18	USD	90.00	USD	514	(10,850)
Teladoc, Inc.	73	01/19/18	USD	30.00	USD	254	(40,150)
Teladoc, Inc.	71	01/19/18	USD	35.00	USD	247	(13,135)
Teleflex, Inc.	25	01/19/18	USD	260.00	USD	622	(3,500)
Thermo Fisher Scientific, Inc.	80	01/19/18	USD	195.00	USD	1,519	(6,800)
Ultragenyx Pharmaceutical, Inc.	74	01/19/18	USD	50.00	USD	343	(8,140)
Universal Health Services, Inc., Class B	8	01/19/18	USD	105.00	USD	91	(7,440)
Universal Health Services, Inc., Class B	68	01/19/18	USD	115.00	USD	771	(12,240)
Varian Medical System, Inc.	56	01/19/18	USD	115.00	USD	622	(2,380)
Vertex Pharmaceuticals, Inc.	27	01/19/18	USD	155.00	USD	405	(6,885)
Zoetis, Inc.	66	01/19/18	USD	70.00	USD	475	(16,830)
Bluebird Bio, Inc.	7	01/19/18	USD	190.00	USD	125	(2,117)
Abbott Laboratories	188	01/26/18	USD	56.00	USD	1,073	(34,592)
Allergan PLC	63	01/26/18	USD	175.00	USD	1,031	(8,127)
AmerisourceBergen Corp.	33	01/26/18	USD	90.50	USD	303	(10,890)
Baxter International, Inc.	30	01/26/18	USD	65.50	USD	194	(2,280)
Boston Scientific Corp.	286	01/26/18	USD	26.50	USD	709	(2,288)
Bristol-Myers Squibb Co.	195	01/26/18	USD	63.00	USD	1,195	(15,893)
Cardinal Health, Inc.	48	01/26/18	USD	62.00	USD	294	(6,480)
Cardinal Health, Inc.	44	01/26/18	USD	64.00	USD	270	(2,090)
Cigna Corp.	55	01/26/18	USD	205.00	USD	1,117	(18,755)
Edwards Lifesciences Corp.	42	01/26/18	USD	118.00	USD	473	(3,675)
Eli Lilly & Co.	80	01/26/18	USD	88.50	USD	676	(1,440)
Johnson & Johnson	58	01/26/18	USD	142.00	USD	810	(7,685)
Medtronic PLC	369	01/26/18	USD	82.00	USD	2,980	(31,734)
Merck & Co., Inc.	50	01/26/18	USD	58.00	USD	281	(1,375)
Pfizer, Inc.	214	01/26/18	USD	36.50	USD	775	(8,239)
Alnylam Pharmaceuticals, Inc.	65	01/29/18	USD	126.00	USD	826	(40,656)
AbbVie, Inc.	108	02/16/18	USD	100.00	USD	1,044	(17,766)
Abbott Laboratories	165	02/16/18	USD	57.50	USD	942	(21,368)
Alexion Pharmaceuticals, Inc.	44	02/16/18	USD	125.00	USD	526	(20,460)
Alkermes PLC	93	02/16/18	USD	55.00	USD	509	(31,388)
Baxter International, Inc.	76	02/16/18	USD	67.50	USD	491	(4,294)
Celgene Corp.	27	02/16/18	USD	110.00	USD	282	(6,197)
Cooper Companies, Inc.	16	02/16/18	USD	230.00	USD	349	(4,440)
HCA Healthcare, Inc.	44	02/16/18	USD	90.00	USD	386	(10,010)
Humana, Inc.	22	02/16/18	USD	260.00	USD	546	(9,680)
Insmed, Inc.	235	02/16/18	USD	32.00	USD	733	(46,413)
Medtronic PLC	97	02/16/18	USD	82.50	USD	783	(10,961)
Merck & Co., Inc.	65	02/16/18	USD	57.50	USD	366	(6,338)
Pfizer, Inc.	73	02/16/18	USD	38.00	USD	264	(1,095)
Quest Diagnostics, Inc.	104	02/16/18	USD	100.00	USD	1,024	(21,320)
Spectrum Pharmaceuticals, Inc.	130	02/16/18	USD	24.00	USD	246	(7,475)
WellCare Health Plans, Inc.	22	02/16/18	USD	210.00	USD	442	(10,230)
Zoetis, Inc.	117	02/16/18	USD	75.00	USD	843	(10,530)
iRhythm Technologies, Inc.	53	02/16/18	USD	55.00	USD	297	(17,219)

							$(1,515,400)

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) December 31, 2017	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
AstraZeneca PLC — ADR	24	01/05/18	USD	32.00	USD	83	$(1,560)
Cigna Corp.	20	01/05/18	USD	200.00	USD	406	(1,240)
AbbVie, Inc.	26	01/12/18	USD	90.00	USD	251	(377)
Allergan PLC	15	01/12/18	USD	157.50	USD	245	(1,642)
Baxter International, Inc.	52	01/12/18	USD	62.50	USD	336	(910)
Biogen, Inc.	10	01/12/18	USD	300.00	USD	319	(950)
Celgene Corp.	10	01/12/18	USD	98.00	USD	104	(395)
Edwards Lifesciences Corp.	8	01/12/18	USD	110.00	USD	90	(760)
Eli Lilly & Co.	27	01/12/18	USD	82.50	USD	228	(837)
Gilead Sciences, Inc.	17	01/12/18	USD	71.00	USD	122	(1,351)
HCA Holdings, Inc.	10	01/12/18	USD	80.00	USD	88	(200)
Humana, Inc.	12	01/12/18	USD	242.50	USD	298	(1,860)
Intuitive Surgical, Inc.	6	01/12/18	USD	367.50	USD	219	(5,730)
Johnson & Johnson	27	01/12/18	USD	137.00	USD	377	(837)
McKesson Corp.	7	01/12/18	USD	146.00	USD	109	(245)
Medtronic PLC	69	01/12/18	USD	79.00	USD	557	(2,794)
Merck & Co., Inc.	27	01/12/18	USD	52.50	USD	152	(81)
Pfizer, Inc.	157	01/12/18	USD	35.00	USD	569	(549)
Regeneron Pharmaceuticals, Inc.	2	01/12/18	USD	355.00	USD	75	(345)
Sarepta Therapeutics, Inc.	19	01/12/18	USD	52.00	USD	106	(1,425)
TESARO, Inc.	8	01/12/18	USD	75.00	USD	66	(760)
UnitedHealth Group, Inc.	53	01/12/18	USD	220.00	USD	1,168	(9,381)
Zoetis, Inc.	22	01/12/18	USD	70.00	USD	158	(495)
Acceleron Pharma, Inc.	22	01/18/18	USD	34.01	USD	93	(412)
Service Corporation International	18	01/18/18	USD	36.01	USD	67	(559)
ACADIA Pharmaceuticals, Inc.	16	01/19/18	USD	28.00	USD	48	(600)
Abbott Laboratories	85	01/19/18	USD	52.50	USD	485	(637)
Agios Pharmaceuticals, Inc.	7	01/19/18	USD	50.00	USD	40	(297)
Aligent Technologies, Inc.	18	01/19/18	USD	65.00	USD	121	(702)
Align Technology, Inc.	1	01/19/18	USD	220.00	USD	22	(570)
Alkermes PLC	11	01/19/18	USD	49.00	USD	60	(550)
Alnylam Pharmaceuticals, Inc.	20	01/19/18	USD	115.00	USD	254	(1,900)
AmerisourceBergen Corp.	5	01/19/18	USD	80.00	USD	46	(100)
Amgen, Inc.	26	01/19/18	USD	170.00	USD	452	(3,575)
Avexis, Inc.	7	01/19/18	USD	85.00	USD	77	(735)
Becton Dickinson and Co.	7	01/19/18	USD	210.00	USD	150	(1,172)
BioMarin Pharmaceutical, Inc.	13	01/19/18	USD	75.00	USD	116	(260)
Bluebird Bio, Inc.	1	01/19/18	USD	175.00	USD	18	(535)
Boston Scientific Corp.	77	01/19/18	USD	24.00	USD	191	(1,501)
Bristol-Myers Squibb Co.	45	01/19/18	USD	57.50	USD	276	(1,575)
Cooper Companies, Inc.	2	01/19/18	USD	220.00	USD	44	(950)
Cytokinetics, Inc.	5	01/19/18	USD	8.00	USD	4	(262)
Dermira, Inc.	8	01/19/18	USD	22.50	USD	22	(960)
FibroGen, Inc.	4	01/19/18	USD	43.00	USD	19	(460)
Global Blood Therapeutics, Inc.	5	01/19/18	USD	35.00	USD	20	(475)
Halozyme Therapeutics, Inc.	20	01/19/18	USD	17.00	USD	41	(250)
HealthEquity, Inc.	5	01/19/18	USD	40.00	USD	23	(50)
Hologic, Inc.	33	01/19/18	USD	40.00	USD	141	(330)
Incyte Corp.	7	01/19/18	USD	90.00	USD	66	(945)
Insmed, Inc.	29	01/19/18	USD	27.00	USD	90	(1,232)
iRhythm Technologies, Inc.	6	01/19/18	USD	50.00	USD	34	(111)
Masimo Corp.	14	01/19/18	USD	85.00	USD	119	(2,205)
National Grid PLC	33	01/19/18	USD	50.00	USD	177	(495)
Nevro Corp.	10	01/19/18	USD	65.00	USD	69	(1,100)
Novartis AG	21	01/19/18	USD	80.00	USD	176	(315)
Prothena Corporation PLC	1	01/19/18	USD	35.00	USD	4	(95)
Quest Diagnostics, Inc.	30	01/19/18	USD	95.00	USD	295	(1,800)
Reata Pharmaceuticals, Inc.	2	01/19/18	USD	20.00	USD	6	(170)
ResMed, Inc.	15	01/19/18	USD	80.00	USD	127	(525)
Sanofi	21	01/19/18	USD	43.00	USD	90	(1,260)
Seattle Genetics, Inc.	14	01/19/18	USD	50.00	USD	75	(805)

66	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Spark Therapeutics, Inc.	4	01/19/18	USD	65.00	USD	21	$(5,360)
Spectrum Pharmaceuticals, Inc.	31	01/19/18	USD	16.00	USD	59	(930)
Stryker Corp.	32	01/19/18	USD	150.00	USD	495	(2,400)
Teladoc, Inc.	18	01/19/18	USD	25.00	USD	63	(405)
Teleflex, Inc.	3	01/19/18	USD	240.00	USD	75	(540)
Theravance Biopharma, Inc.	2	01/19/18	USD	22.50	USD	6	(20)
Thermo Fisher Scientific, Inc.	5	01/19/18	USD	180.00	USD	95	(250)
Thermo Fisher Scientific, Inc.	5	01/19/18	USD	185.00	USD	95	(537)
Ultragenyx Pharmaceutical, Inc.	9	01/19/18	USD	45.00	USD	42	(1,327)
Varian Medical System, Inc.	7	01/19/18	USD	110.00	USD	78	(787)
Vertex Pharmaceuticals, Inc.	17	01/19/18	USD	130.00	USD	255	(850)
WellCare Health Plans, Inc.	3	01/19/18	USD	195.00	USD	60	(555)

							(79,160)

							$(1,594,560)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
DaVita, Inc.	Morgan Stanley & Co. International PLC	22,700	01/04/18	USD	57.93	USD	1,640	$(325,304)
Novo Nordisk A/S — ADR	Bank of America N.A.	2,400	01/04/18	USD	51.56	USD	129	(5,124)
Pfizer, Inc.	UBS AG	28,300	01/04/18	USD	35.93	USD	1,025	(13,178)
Masimo Corp.	Barclays Bank PLC	11,800	01/08/18	USD	89.65	USD	1,001	(545)
Service Corp. International	Barclays Bank PLC	15,100	01/08/18	USD	36.35	USD	564	(23,633)
Daiichi Sankyo Co. Ltd.	UBS AG	12,700	01/11/18	JPY	2,697.39	JPY	37,208	(26,578)
Eisai Co. Ltd.	UBS AG	5,100	01/11/18	JPY	6,427.64	JPY	32,645	(5,379)
Takeda Pharmaceutical Co. Ltd.	Morgan Stanley & Co. International PLC	5,400	01/11/18	JPY	6,197.24	JPY	34,449	(9,360)
WuXi Biologics Cayman, Inc.	Goldman Sachs International	34,000	01/11/18	HKD	48.51	HKD	1,486	(1,113)
Chugai Pharmaceutical Co. Ltd.	Morgan Stanley & Co. International PLC	5,900	01/12/18	JPY	5,767.10	JPY	33,976	(5,746)
AstraZeneca PLC	Goldman Sachs International	19,900	01/16/18	GBP	50.74	GBP	1,017	(25,445)
Stryker Corp.	Citibank N.A.	12,000	01/16/18	USD	153.40	USD	1,858	(41,213)
Pfizer, Inc.	UBS AG	11,200	01/24/18	USD	35.99	USD	406	(6,998)
Roche Holding AG	Morgan Stanley & Co. International PLC	2,500	01/25/18	CHF	242.91	CHF	616	(13,854)
Novo Nordisk A/S	UBS AG	4,800	01/31/18	USD	52.59	USD	258	(8,478)
Pfizer, Inc.	UBS AG	9,000	01/31/18	USD	36.96	USD	326	(2,112)
Novo Nordisk A/S	UBS AG	4,800	02/07/18	USD	52.59	USD	258	(9,006)
Sanofi SA — ADR	Credit Suisse International	6,900	02/07/18	EUR	75.09	EUR	495	(3,314)
Novo Nordisk A/S	Barclays Bank PLC	10,300	02/14/18	USD	52.80	USD	553	(26,063)
Novo Nordisk A/S	Credit Suisse International	7,500	02/14/18	USD	53.99	USD	403	(9,223)

								$(561,666)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$2,156,226	$—	$—	$—	$2,156,226

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) December 31, 2017	BlackRock Health Sciences Trust (BME)

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$914	$—	$—	$—	$914
Options written	—	—	(6,195,446)	—	—	—	(6,195,446)

	$—	$—	$(6,194,532)	$—	$—	$—	$(6,194,532)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation on:
Options written	$—	$—	$(296,943)	$—	$—	$—	$(296,943)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$2,035	(a)
Average value of option contracts written	$2,654,148

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$2,156,226

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,594,560)

Total derivative assets and liabilities subject to an MNA	$—	$561,666

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$5,124	$—	$—	$—	$5,124
Barclays Bank PLC	50,241	—	—	—	50,241
Citibank N.A.	41,213	—	—	—	41,213
Credit Suisse International	12,537	—	—	—	12,537
Goldman Sachs International	26,558	—	—	—	26,558
Morgan Stanley & Co. International PLC	354,264	—	—	—	354,264
UBS AG	71,729	—	—	—	71,729

	$561,666	$—	$—	$—	$561,666

(a)	Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

68	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Health Sciences Trust (BME)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Biotechnology	$76,043,349	$393,644	$1,916,972	$78,353,965
Diversified Consumer Services	1,615,956	—	—	1,615,956
Health Care Equipment & Supplies	74,848,077	—	—	74,848,077
Health Care Providers & Services	80,139,098	—	—	80,139,098
Life Sciences Tools & Services	7,770,516	—	—	7,770,516
Pharmaceuticals	62,327,240	14,212,367	—	76,539,607
Other Interests	—	—	387,926	387,926
Rights	—	—	141,355	141,355
Short-Term Securities	14,301,421	—	—	14,301,421

	$317,045,657	$14,606,011	$2,446,253	$334,097,921

Investments Valued at NAV(a)				120,891
				$334,218,812

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(1,425,987)	$(730,239)	$—	$(2,156,226)

(a)	As of December 31, 2017, certain of the Trust’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written, which are shown at value.

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Other Interests	Rights	Total
Assets:
Opening Balance, as of December 31, 2016	$1,452,303	$503,166	$—	$68,517	$2,023,986
Transfers into Level 3	—	—	104,588	—	104,588
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	—	(1)	—	—	(1)
Net change in unrealized appreciation (depreciation)(a)(b)	464,669	—	283,338	72,838	820,845
Purchases	—	—	—	—	—
Sales	—	(503,165)	—	—	(503,165)

Closing Balance, as of December 31, 2017	$1,916,972	$—	$387,926	$141,355	$2,446,253

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(b)	$464,669	$—	$283,338	$72,838	$820,845

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments December 31, 2017	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.6%

Chemicals — 13.2%
Agrium, Inc.(a)	389,791	$44,833,726
CF Industries Holdings, Inc.(a)(b)	374,298	15,922,637
FMC Corp.(a)	185,128	17,524,216
Monsanto Co.(a)(b)	63,075	7,365,899
Nufarm, Ltd.	2,148,507	14,600,674
Potash Corp. of Saskatchewan, Inc.(a)	1,104,515	22,808,235
Yara International ASA	266,000	12,213,219

		135,268,606
Containers & Packaging — 2.6%
Packaging Corp. of America(a)(b)	221,537	26,706,285

Energy Equipment & Services — 3.2%
Baker Hughes a GE Co.(a)	213,777	6,763,904
Halliburton Co.(a)(b)	432,510	21,136,764
Patterson-UTI Energy, Inc.(a)	225,352	5,185,349

		33,086,017
Food Products — 10.8%
BRF SA — ADR(c)	1,592,536	17,931,955
Bunge Ltd.(a)	84,836	5,690,799
Elders Ltd.	1,246,695	7,947,238
Glanbia PLC	766,354	13,700,689
Hormel Foods Corp.(a)	518,622	18,872,655
Origin Enterprises PLC	586,425	4,460,961
Tyson Foods, Inc., Class A(a)	325,992	26,428,171
Wilmar International Ltd.	6,902,000	15,905,471

		110,937,939
Machinery — 0.9%
AGCO Corp.(a)	136,396	9,742,766

Metals & Mining — 32.9%
ArcelorMittal(c)	427,113	13,856,930
BHP Billiton PLC	775,756	15,686,054
First Quantum Minerals Ltd.	2,041,371	28,598,682
Franco-Nevada Corp.(a)	130,878	10,459,828
Fresnillo PLC	470,404	9,038,320
Glencore PLC	9,111,156	47,687,447
Lundin Mining Corp.(a)	631,026	4,196,800
Neo Lithium Corp.(c)	3,000,000	5,489,260
Nevsun Resources Ltd.	3,527,285	8,586,708
Newcrest Mining Ltd.	1,394,772	24,829,706
Newmont Mining Corp.(a)	313,341	11,756,554
Public Joint Stock Company Polyus	144,076	5,523,874
Rio Tinto PLC — ADR(a)	650,680	34,440,492
South32 Ltd.	6,059,415	16,424,346
Stelco Holdings, Inc.(c)	801,603	14,597,210
Teck Resources Ltd., Class B	1,072,824	28,075,804
Vale SA — ADR(a)	3,501,165	42,819,248
Wheaton Precious Metals Corp.	708,246	15,673,484

		337,740,747
Oil, Gas & Consumable Fuels — 33.9%
BP PLC — ADR(a)	1,507,605	63,364,638
Cairn Energy PLC(c)	2,502,992	7,212,706
Canadian Natural Resources Ltd.(a)	468,500	16,742,259
Chevron Corp.(a)(b)	450,610	56,411,866
Cimarex Energy Co.(a)	88,967	10,854,864
ConocoPhillips(a)(b)	358,027	19,652,102
Devon Energy Corp.(a)	334,120	13,832,568
Encana Corp.(a)	862,250	11,503,526
Eni SpA, ADR(a)	240,020	7,966,264
EOG Resources, Inc.(a)	155,930	16,826,406
EQT Corp.(a)	116,400	6,625,488

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.(a)(b)	248,046	$20,746,567
Kosmos Energy Ltd.(c)(d)	867,850	5,944,773
Pioneer Natural Resources Co.(a)	88,880	15,362,908
Royal Dutch Shell PLC — ADR, Class A(a)	987,979	65,908,079
TOTAL SA	176,150	9,723,459

		348,678,473
Paper & Forest Products — 1.1%
International Paper Co.(a)	187,940	10,889,244
Precious Woods Holding AG(c)	20,000	133,408
Quintis Ltd.(c)(d)(e)	7,903,565	62

		11,022,714
Total Common Stocks — 98.6% (Cost — $796,579,137)		1,013,183,547

Corporate Bonds — 1.4%

Advertising Agencies — 0.4%
Osisko Gold Royalties, Ltd., 4.00%, 12/31/22	5,652	4,653,795

Metals & Mining — 1.0%
Pilgangoora Operations Pty Ltd, 12.00%, 06/21/22	9,000	9,902,502

Total Corporate Bonds — 1.4% (Cost — $13,511,494)		14,556,297

Total Long-Term Investments — 100.0% (Cost — $810,090,631)		1,027,739,844

Short-Term Securities — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.18%(f)(h)	16,156,750	16,156,750
SL Liquidity Series, LLC, Money Market Series, 1.21%(f)(g)(h)	488,032	487,983

		16,644,733

Total Short-Term Securities — 1.7% (Cost — $16,644,772)		16,644,733

Total Investments Before Options Written — 101.7% (Cost — $826,735,403)		1,044,384,577

Options Written — (1.6)% (Premiums Received — $7,955,422)		(16,165,273)

Total Investments, Net of Options Written — 100.1% (Cost — $818,779,981)		1,028,219,304
Liabilities in Excess of Other Assets — (0.1)%		(747,239)

Net Assets Applicable to Common Shares — 100.0%		$1,027,472,065

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Security, or a portion of the security, is on loan.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.

70	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Resources & Commodities Strategy Trust (BCX)

(h)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	12,603,929	3,552,821	16,156,750	$16,156,750	$110,231		$70	$—
SL Liquidity Series, LLC, Money Market Series	3,936,869	(3,448,837)	488,032	487,983	119,242	(b)	2,679	(243)

				$16,644,733	$229,473		$2,749	$(243)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Devon Energy Corp.	113	01/05/18	USD	38.00	USD	468	$(37,572)
Exxon Mobil Corp.	104	01/05/18	USD	83.50	USD	870	(6,396)
Halliburton Co.	278	01/05/18	USD	42.00	USD	1,359	(200,855)
International Paper Co.	126	01/05/18	USD	57.00	USD	730	(14,364)
Newmont Mining Corp.	193	01/05/18	USD	38.00	USD	724	(3,763)
Royal Dutch Shell PLC, A Shares	404	01/05/18	USD	65.01	USD	2,695	(70,090)
Royal Dutch Shell PLC, A Shares	808	01/10/18	USD	63.80	USD	5,390	(230,832)
Exxon Mobil Corp.	184	01/11/18	USD	83.00	USD	1,539	(21,417)
BP PLC — ADR	374	01/12/18	USD	40.00	USD	1,572	(78,914)
CF Industries Holdings, Inc.	740	01/12/18	USD	38.00	USD	3,148	(353,720)
Chevron Corp.	390	01/12/18	USD	121.00	USD	4,882	(183,300)
ConocoPhillips	472	01/12/18	USD	53.00	USD	2,591	(104,784)
Devon Energy Corp.	462	01/12/18	USD	38.00	USD	1,913	(164,010)
EOG Resources, Inc.	399	01/12/18	USD	104.00	USD	4,306	(177,555)
Exxon Mobil Corp.	92	01/12/18	USD	84.00	USD	769	(5,428)
Exxon Mobil Corp.	104	01/12/18	USD	83.50	USD	870	(8,996)
Halliburton Co.	521	01/12/18	USD	44.50	USD	2,546	(235,753)
Royal Dutch Shell PLC	262	01/12/18	USD	64.00	USD	1,748	(74,670)
Royal Dutch Shell PLC	241	01/12/18	USD	64.50	USD	1,608	(58,442)
AGCO Corp.	550	01/19/18	USD	75.00	USD	3,929	(15,125)
BP PLC — ADR	463	01/19/18	USD	41.00	USD	1,946	(58,338)
Baker Hughes	124	01/19/18	USD	35.00	USD	392	(930)
Bunge Ltd.	340	01/19/18	USD	67.50	USD	2,281	(51,000)
CF Industries Holdings, Inc.	315	01/19/18	USD	37.50	USD	1,340	(164,588)
Chevron Corp.	222	01/19/18	USD	115.00	USD	2,779	(236,430)
Cimarex Energy Co.	112	01/19/18	USD	115.00	USD	1,367	(87,360)
ConocoPhillips	334	01/19/18	USD	52.50	USD	1,833	(92,017)
Devon Energy Corp.	114	01/19/18	USD	39.00	USD	472	(31,692)
EQT Corp.	239	01/19/18	USD	62.50	USD	1,360	(4,182)
Encana Corp.	215	01/19/18	CAD	17.00	CAD	361	(6,158)
Encana Corp.	246	01/19/18	CAD	16.00	CAD	413	(19,081)
Exxon Mobil Corp.	169	01/19/18	USD	82.50	USD	1,414	(29,490)
FMC Corp.	185	01/19/18	USD	92.50	USD	1,751	(62,900)
FMC Corp.	185	01/19/18	USD	95.00	USD	1,751	(33,300)
Franco-Nevada Corp.	144	01/19/18	CAD	115.00	CAD	1,447	(1,088)
Halliburton Co.	519	01/19/18	USD	45.00	USD	2,536	(211,493)
Halliburton Corp.	412	01/19/18	USD	42.80	USD	2,013	(257,635)
Hormel Food Corp.	744	01/19/18	USD	35.00	USD	2,707	(119,040)
International Paper Co.	126	01/19/18	USD	57.50	USD	730	(14,742)
Lundin Mining Corp.	1,260	01/19/18	CAD	8.00	CAD	1,053	(48,115)

SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Newmont Mining Corp.	300	01/19/18	USD	38.00	USD	1,126	$(15,450)
Packaging Corp. of America	611	01/19/18	USD	115.00	USD	7,366	(381,875)
Patterson — UTI Energy, Inc.	500	01/19/18	USD	21.00	USD	1,151	(110,000)
Pioneer Natural Resources Co.	207	01/19/18	USD	160.00	USD	3,578	(283,590)
Potash Corp. of Saskatchewan, Inc.	813	01/19/18	USD	20.00	USD	1,679	(75,203)
Rio Tinto PLC — ADR	319	01/19/18	USD	50.00	USD	1,688	(103,675)
Royal Dutch Shell PLC	270	01/19/18	USD	65.00	USD	1,801	(53,325)
Tyson Foods, Inc.	411	01/19/18	USD	77.50	USD	3,332	(162,345)
Tyson Foods, Inc.	4	01/19/18	USD	85.00	USD	32	(70)
Vale SA — ADR	1,751	01/19/18	USD	12.00	USD	2,141	(84,924)
Chevron Corp.	77	01/23/18	USD	118.00	USD	964	(57,018)
Royal Dutch Shell PLC, A Shares	807	01/25/18	USD	62.51	USD	5,383	(327,787)
CF Industries Holdings, Inc.	115	01/26/18	USD	39.00	USD	489	(49,450)
Chevron Corp.	394	01/26/18	USD	120.00	USD	4,932	(232,460)
ConocoPhillips	172	01/26/18	USD	53.00	USD	944	(54,352)
ConocoPhillips	98	01/26/18	USD	54.00	USD	538	(17,542)
Devon Energy Corp.	229	01/26/18	USD	39.00	USD	948	(66,524)
EOG Resources, Inc.	112	01/26/18	USD	104.00	USD	1,209	(56,000)
Exxon Mobil Corp.	339	01/26/18	USD	83.50	USD	2,835	(43,053)
International Paper Co.	499	01/26/18	USD	57.00	USD	2,891	(83,084)
Newmont Mining Corp.	150	01/26/18	USD	37.00	USD	563	(17,625)
Pioneer Natural Resources Co.	74	01/26/18	USD	155.00	USD	1,279	(135,790)
Pioneer Natural Resources Co.	75	01/26/18	USD	162.50	USD	1,296	(89,625)
Potash Corp. of Saskatchewan, Inc.	1,900	01/26/18	USD	20.00	USD	3,924	(208,050)
Vale SA — ADR	3,807	01/26/18	USD	11.50	USD	4,656	(348,341)
Eni S.p.A.	280	01/31/18	USD	33.00	USD	929	(24,658)
Royal Dutch Shell PLC, A Shares	403	01/31/18	USD	64.97	USD	2,688	(85,494)
Newmont Mining Corp.	150	02/02/18	USD	37.50	USD	563	(15,600)
Potash Corp. of Saskatchewan, Inc.	447	02/02/18	USD	20.50	USD	923	(34,195)
Vale SA — ADR	2,530	02/02/18	USD	12.00	USD	3,094	(155,595)
Agrium, Inc.	903	02/16/18	CAD	145.00	CAD	13,056	(285,555)
CF Industries Holdings, Inc.	404	02/16/18	USD	37.50	USD	1,719	(218,160)
Canadian Natural Resources Ltd.	317	02/16/18	CAD	46.00	CAD	1,424	(21,058)
Chevron Corp.	496	02/16/18	USD	125.00	USD	6,209	(155,000)
ConocoPhillips	356	02/16/18	USD	55.00	USD	1,954	(63,368)
EOG Resources, Inc.	112	02/16/18	USD	105.00	USD	1,209	(58,520)
FMC Corp.	185	02/16/18	USD	95.00	USD	1,751	(66,600)
Franco-Nevada Corp.	235	02/16/18	CAD	100.00	CAD	2,361	(66,368)
Lundin Mining Corp.	1,260	02/16/18	CAD	8.00	CAD	1,053	(64,153)
Newmont Mining Corp.	460	02/16/18	USD	37.00	USD	1,726	(70,380)
Patterson — UTI Energy, Inc.	201	02/16/18	USD	23.00	USD	463	(27,135)
Rio Tinto PLC — ADR	638	02/16/18	USD	50.00	USD	3,377	(242,440)
Vale SA — ADR	1,704	02/16/18	USD	12.00	USD	2,084	(119,280)
Vale SA — ADR	2,530	03/16/18	USD	12.00	USD	3,094	(222,640)

							$(8,628,922)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BP PLC — ADR	UBS AG	173,100	01/02/18	USD	41.48	USD	7,275	$(108,196)
ArcelorMittal	UBS AG	100,000	01/03/18	EUR	26.41	EUR	2,704	(93,453)
Canadian Natural Resources Ltd.	Deutsche Bank AG	92,300	01/03/18	CAD	44.40	CAD	4,146	(52,536)
Agrium, Inc.	Morgan Stanley & Co. International PLC	65,600	01/04/18	CAD	139.14	CAD	9,484	(288,614)
Chevron Corp.	Bank of America N.A.	22,300	01/04/18	USD	116.22	USD	2,792	(200,713)
Elders Ltd.	Deutsche Bank AG	45,000	01/04/18	AUD	5.25	AUD	368	(102,699)
Nufarm Ltd.	Morgan Stanley & Co. International PLC	215,000	01/04/18	AUD	9.05	AUD	1,873	(4,440)
Potash Corp. of Saskatchewan, Inc.	Credit Suisse International	81,200	01/04/18	USD	19.45	USD	1,677	(97,769)
Rio Tinto PLC — ADR	Morgan Stanley & Co. International PLC	32,000	01/04/18	USD	49.88	USD	1,694	(98,639)
Vale SA — ADR	UBS AG	43,200	01/04/18	USD	10.38	USD	528	(79,989)

72	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Wilmar International Ltd.	JPMorgan Chase Bank N.A.	828,000	01/04/18	SGD	3.37	SGD	2,550	$—
Eni SpA, ADR	JPMorgan Chase Bank N.A.	21,200	01/05/18	USD	34.15	USD	704	(313)
Glanbia PLC	Goldman Sachs International	62,000	01/05/18	EUR	15.64	EUR	924	(336)
Encana Corp.	Royal Bank of Canada	126,800	01/09/18	CAD	13.70	CAD	2,126	(310,176)
BHP Billiton PLC	Credit Suisse International	159,000	01/10/18	GBP	14.07	GBP	2,382	(199,019)
South32 Ltd.	Deutsche Bank AG	1,012,000	01/10/18	AUD	3.37	AUD	3,512	(108,495)
Nufarm Ltd.	Morgan Stanley & Co. International PLC	215,000	01/10/18	AUD	9.05	AUD	1,873	(10,229)
TOTAL SA	Goldman Sachs International	78,000	01/10/18	EUR	47.78	EUR	3,589	(1,753)
Wilmar International Ltd.	UBS AG	515,000	01/10/18	SGD	3.22	SGD	1,586	(368)
Newcrest Mining Ltd.	Deutsche Bank AG	258,000	01/11/18	AUD	23.00	AUD	5,888	(53,334)
Origin Enterprises PLC	Goldman Sachs International	24,000	01/11/18	EUR	6.84	EUR	152	(73)
Public Joint Stock Company Polyus	UBS AG	28,000	01/11/18	USD	43.70	USD	1,074	(25)
Eni SpA, ADR	Deutsche Bank AG	10,000	01/12/18	USD	33.09	USD	332	(5,569)
Fresnillo PLC	Morgan Stanley & Co. International PLC	124,400	01/12/18	GBP	13.41	GBP	1,770	(142,849)
Potash Corp. of Saskatchewan, Inc.	Citibank N.A.	44,600	01/12/18	USD	19.54	USD	921	(46,528)
BP PLC — ADR	UBS AG	173,100	01/16/18	USD	41.48	USD	7,275	(152,091)
Cimarex Energy Co.	Morgan Stanley & Co. International PLC	11,000	01/16/18	USD	116.60	USD	1,342	(67,086)
Elders Ltd.	Deutsche Bank AG	40,000	01/17/18	AUD	7.16	AUD	327	(31,762)
Elders Ltd.	Goldman Sachs International	185,600	01/17/18	AUD	7.27	AUD	1,516	(131,516)
Fresnillo PLC	UBS AG	63,800	01/17/18	GBP	13.08	GBP	908	(101,453)
Glanbia PLC	Morgan Stanley & Co. International PLC	80,000	01/17/18	EUR	15.81	EUR	1,192	(2,345)
Glencore PLC	Goldman Sachs International	448,000	01/17/18	GBP	3.49	GBP	1,738	(235,932)
Glencore PLC	UBS AG	375,200	01/17/18	GBP	3.45	GBP	1,456	(218,423)
Nufarm Ltd.	Morgan Stanley & Co. International PLC	215,000	01/17/18	AUD	9.05	AUD	1,873	(16,548)
Wilmar International Ltd.	UBS AG	515,000	01/17/18	SGD	3.22	SGD	1,586	(1,002)
Yara International ASA	Morgan Stanley & Co. International PLC	35,400	01/17/18	NOK	384.13	NOK	13,345	(21,187)
Yara International ASA	Morgan Stanley & Co. International PLC	35,500	01/17/18	NOK	371.57	NOK	13,383	(47,769)
Eni SpA, ADR	Credit Suisse International	30,000	01/18/18	USD	32.93	USD	996	(22,427)
Packaging Corp. of America	Deutsche Bank AG	27,500	01/23/18	USD	119.91	USD	3,315	(73,622)
Elders Ltd.	Deutsche Bank AG	40,000	01/24/18	AUD	7.16	AUD	327	(31,984)
Nufarm Ltd.	Citibank N.A.	215,000	01/24/18	AUD	9.06	AUD	1,873	(21,290)
Yara International ASA	Morgan Stanley & Co. International PLC	35,500	01/24/18	NOK	367.43	NOK	13,383	(67,628)
Newcrest Mining Ltd.	Deutsche Bank AG	117,000	01/25/18	AUD	23.36	AUD	2,670	(23,832)
Baker Hughes a GE Co.	UBS AG	39,000	01/29/18	USD	32.37	USD	1,234	(27,194)
Devon Energy Corp.	UBS AG	41,800	01/29/18	USD	38.25	USD	1,731	(145,695)
Hormel Foods Corp.	Barclays Bank PLC	75,000	01/29/18	USD	37.27	USD	2,729	(27,675)
Rio Tinto PLC — ADR	Morgan Stanley & Co. International PLC	66,300	01/29/18	USD	48.63	USD	3,509	(319,610)
BHP Billiton PLC	Credit Suisse International	159,000	01/30/18	GBP	14.07	GBP	2,382	(215,474)
BP PLC — ADR	UBS AG	173,100	01/30/18	USD	41.48	USD	7,275	(184,270)
Cimarex Energy Co.	Deutsche Bank AG	13,300	01/30/18	USD	114.82	USD	1,623	(108,109)
Glanbia PLC	Morgan Stanley & Co. International PLC	30,000	01/30/18	EUR	15.79	EUR	447	(2,344)
South32 Ltd.	Deutsche Bank AG	1,012,000	01/31/18	AUD	3.37	AUD	3,512	(137,206)
FMC Corp.	Deutsche Bank AG	18,500	01/31/18	USD	93.46	USD	1,751	(62,486)
Patterson-UTI Energy, Inc.	UBS AG	20,000	01/31/18	USD	21.49	USD	460	(39,768)
Vale SA — ADR	Morgan Stanley & Co. International PLC	125,500	01/31/18	USD	11.29	USD	1,535	(133,978)
ArcelorMittal	Deutsche Bank AG	70,900	02/01/18	EUR	27.24	EUR	1,917	(70,154)
Elders Ltd.	Deutsche Bank AG	66,000	02/01/18	AUD	7.67	AUD	539	(30,823)
Glencore PLC	Morgan Stanley & Co. International PLC	2,905,200	02/01/18	GBP	3.56	GBP	11,272	(1,333,177)
Newcrest Mining Ltd.	UBS AG	183,000	02/02/18	AUD	22.21	AUD	4,176	(137,072)
Encana Corp.	Deutsche Bank AG	86,000	02/05/18	CAD	15.25	CAD	1,442	(117,970)
Tyson Foods, Inc. Class A	Bank of America N.A.	37,300	02/05/18	USD	82.00	USD	3,024	(46,951)
Rio Tinto PLC — ADR	Morgan Stanley & Co. International PLC	66,200	02/06/18	USD	48.63	USD	3,504	(329,947)
South32 Ltd.	Citibank N.A.	483,700	02/07/18	AUD	3.29	AUD	1,678	(97,980)
Elders Ltd.	Deutsche Bank AG	66,000	02/07/18	AUD	7.67	AUD	539	(31,821)
Glanbia PLC	Morgan Stanley & Co. International PLC	93,500	02/07/18	EUR	15.69	EUR	1,393	(12,186)
Wilmar International Ltd.	Morgan Stanley & Co. International PLC	903,000	02/07/18	SGD	3.14	SGD	2,781	(23,081)
Royal Dutch Shell PLC — ADR, Class A	UBS AG	75,600	02/09/18	USD	64.85	USD	5,043	(181,009)
EQT Corp.	Citibank N.A.	22,700	02/12/18	USD	57.89	USD	1,292	(39,243)
Baker Hughes a GE Co.	Credit Suisse International	34,100	02/13/18	USD	31.66	USD	1,079	(44,583)
Tyson Foods, Inc. Class A	Bank of America N.A.	30,000	02/15/18	USD	82.40	USD	2,432	(39,057)
Elders Ltd.	Morgan Stanley & Co. International PLC	56,000	02/21/18	AUD	7.84	AUD	458	(24,101)
Encana Corp.	Deutsche Bank AG	86,000	02/21/18	CAD	14.65	CAD	1,442	(164,047)

SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Tyson Foods, Inc. Class A	Bank of America N.A.	30,000	02/22/18	USD	82.40	USD	2,432	$(43,223)
Glanbia PLC	Goldman Sachs International	41,000	02/23/18	EUR	15.32	EUR	611	(12,805)
Hormel Foods Corp.	Barclays Bank PLC	58,000	02/26/18	USD	37.07	USD	2,111	(46,033)
Franco-Nevada Corp.	Morgan Stanley & Co. International PLC	14,400	03/02/18	CAD	102.48	CAD	1,447	(33,267)

								$(7,536,351)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$16,165,273	$—	$—	$—	$16,165,273

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(16,944)	$—	$—	$—	$(16,944)
Options written	—	—	(4,875,332)	—	—	—	(4,875,332)

	$—	$—	$(4,892,276)	$—	$—	$—	$(4,892,276)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation on:
Options written	$—	$—	$(8,239,922)	$—	$—	$—	$(8,239,922)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$14,732	(a)
Average value of option contracts written	$10,050,808

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$16,165,273

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$—	$(8,628,922)

Total derivative assets and liabilities subject to an MNA	$—	$7,536,351

74	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Resources & Commodities Strategy Trust (BCX)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$329,944	$—	$(329,944)	$—	$—
Barclays Bank PLC	73,708	—	(73,708)	—	—
Citibank N.A.	205,041	—	(184,045)	—	20,996
Credit Suisse International	579,272	—	(545,202)	—	34,070
Deutsche Bank AG	1,206,449	—	(1,206,449)	—	—
Goldman Sachs International	382,415	—	(382,415)	—	—
JPMorgan Chase Bank N.A.	313	—	—	—	313
Morgan Stanley & Co. International PLC	2,979,025	—	(2,979,025)	—	—
Royal Bank of Canada	310,176	—	—	—	310,176
UBS AG	1,470,008	—	(1,470,008)	—	—

	$7,536,351	$—	$(7,170,796)	$—	$365,555

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Chemicals	$108,454,713	$26,813,893	$—	$135,268,606
Containers & Packaging	26,706,285	—	—	26,706,285
Energy Equipment & Services	33,086,017	—	—	33,086,017
Food Products	95,032,468	15,905,471	—	110,937,939
Machinery	9,742,766	—	—	9,742,766
Metals & Mining	210,217,944	127,522,803	—	337,740,747
Oil, Gas & Consumable Fuels	331,742,308	16,936,165	—	348,678,473
Paper & Forest Products	10,889,244	133,408	62	11,022,714
Corporate Bonds	—	14,556,297	—	14,556,297
Short-Term Securities	16,156,750	—	—	16,156,750

	$842,028,495	$201,868,037	$62	$1,043,896,594

Investments Valued at NAV(a)				487,983
				$1,044,384,577

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(7,553,990)	$(8,611,283)	$—	$(16,165,273)

(a)	As of December 31, 2017, certain of the Trust’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written, which are shown at value.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	75

Schedule of Investments December 31, 2017	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 97.2%

Automobiles — 0.5%
Tesla, Inc.(a)(b)	10,701	$3,331,445

Chemicals — 0.5%
Tokai Carbon Co., Ltd.	275,101	3,394,460

Consumer Finance — 0.5%
Jianpu Technology, Inc., ADR(a)(c)	520,583	3,373,371

Electrical Equipment — 0.7%
Fuji Electric Co. Ltd.	552,001	4,146,820

Electronic Equipment, Instruments & Components — 2.1%
Flex Ltd.(a)(b)	203,700	3,664,563
Isra Vision AG	6,845	1,741,893
Samsung SDI Co. Ltd.(a)	23,700	4,518,307
Sunny Optical Technology Group Co. Ltd.	248,001	3,148,918

		13,073,681
Household Durables — 0.9%
Roku, Inc.(a)(b)(c)	109,998	5,695,645

Internet & Direct Marketing Retail — 6.0%
Amazon.com, Inc.(a)(b)	25,100	29,353,697
Ensogo Ltd.(a)(d)	173,283	—
Netflix, Inc.(a)(b)	39,420	7,567,065

		36,920,762
Internet Software & Services — 26.5%
58.com, Inc. — ADR(a)(b)	58,000	4,151,060
Alphabet, Inc., Class A(a)(b)	32,900	34,656,860
Alibaba Group Holding Ltd. — ADR(a)(b)	129,500	22,329,685
Baidu, Inc. — ADR(a)(b)	40,000	9,368,400
Bandwidth, Inc., Class A(a)	113,750	2,629,900
Delivery Hero AG(a)(e)	87,437	3,462,070
Facebook, Inc., Class A(a)(b)	123,500	21,792,810
LogMeIn, Inc.(b)	25,400	2,908,300
MercadoLibre, Inc.(b)	15,300	4,814,298
MongoDB, Inc.(a)	33,811	1,003,511
NetEase, Inc. — ADR(b)	5,200	1,794,364
Okta, Inc.(a)	99,850	2,557,159
SendGrid, Inc.(a)	115,575	2,770,333
Shopify, Inc., Class A(a)(b)	34,300	3,464,300
Sogou, Inc., ADR(a)	238,026	2,753,949
Takeaway.com Holding BV(a)(e)	47,800	2,918,110
Tencent Holdings Ltd.	735,401	38,062,769
Yandex NV, Class A(a)(b)	94,300	3,088,325

		164,526,203
IT Services — 9.7%
Cielo SA	310,901	2,204,446
DXC Technology Co.(b)	42,100	3,995,290
GMO Payment Gateway, Inc.	38,300	3,162,451
InterXion Holding NV(a)	82,100	4,838,153
Mastercard, Inc., Class A(b)	93,700	14,182,432
PayPal Holdings, Inc.(a)(b)	92,600	6,817,212
Square, Inc., Class A(a)(b)	292,601	10,144,442
Visa, Inc., Class A(b)	129,700	14,788,394

		60,132,820
Media — 1.5%
Naspers Ltd., Class N	33,101	9,170,460

Real Estate Investment Trusts (REITs) — 1.4%
Equinix, Inc.(b)	19,252	8,724,938

Semiconductors & Semiconductor Equipment — 18.2%
Advanced Micro Devices, Inc.(a)(b)	283,000	2,909,240
Aixtron SE(a)	218,600	3,021,551

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
ams AG	41,200	$3,732,382
Applied Materials, Inc.(b)	116,300	5,945,256
ASML Holding NV	70,400	12,239,619
ASPEED Technology, Inc.	93,000	2,243,863
Broadcom Ltd.(b)	57,196	14,693,652
Cree, Inc.(a)(b)	68,400	2,540,376
IQE PLC(a)	1,281,101	2,369,659
Lam Research Corp.(b)	47,900	8,816,953
MACOM Technology Solutions Holdings, Inc.(a)(b)	76,300	2,482,802
MagnaChip Semiconductor Corp.(a)(b)	228,500	2,273,575
Megachips Corp.	89,600	2,674,841
Microchip Technology, Inc.(b)	26,700	2,346,396
Micron Technology, Inc.(a)(b)	102,400	4,210,688
NVIDIA Corp.(b)	38,200	7,391,700
ON Semiconductor Corp.(a)(b)	205,300	4,298,982
Silicon Laboratories, Inc.(a)(b)	33,400	2,949,220
SOITEC(a)	95,675	6,824,597
STMicroelectronics NV	243,000	5,300,809
Taiwan Semiconductor Manufacturing Co. Ltd.	1,232,001	9,433,513
Tower Semiconductor Ltd.(a)(b)	120,400	4,103,232

		112,802,906
Software — 22.0%
Activision Blizzard, Inc.(b)	142,400	9,016,768
Adobe Systems, Inc.(a)(b)	58,000	10,163,920
Altair Engineering, Inc.(a)	168,913	4,040,399
Altium Ltd.	271,501	2,806,307
Autodesk, Inc.(a)(b)	62,400	6,541,392
BlackBerry Ltd.(a)(b)	220,401	2,461,868
Electronic Arts, Inc.(a)(b)	39,600	4,160,376
ForeScout Technologies, Inc.(a)	92,655	2,954,768
Guidewire Software, Inc.(a)(b)	41,200	3,059,512
HubSpot, Inc.(a)(b)	27,500	2,431,000
Microsoft Corp.(b)	383,501	32,804,590
Nintendo Co. Ltd.	26,500	9,542,559
Proofpoint, Inc.(a)(b)	44,500	3,952,045
PTC, Inc.(a)(b)	59,000	3,585,430
RIB Software SE	118,300	3,509,716
SailPoint Technologies Holding, Inc.(a)	206,822	2,998,919
salesforce.com, Inc.(a)(b)	122,300	12,502,729
Take-Two Interactive Software, Inc.(a)(b)	80,200	8,804,356
UbiSoft Entertainment SA(a)	70,400	5,408,949
Xero Ltd.(a)	117,600	2,619,588
Zendesk, Inc.(a)(b)	90,300	3,055,752

		136,420,943
Technology Hardware, Storage & Peripherals — 6.7%
Apple, Inc.(b)	202,300	34,235,229
Samsung Electronics Co. Ltd.	3,100	7,365,322

		41,600,551
Total Common Stocks — 97.2% (Cost — $328,126,584)		603,315,005

Preferred Securities

Preferred Stocks — 2.3%
Internet & Direct Marketing Retail — 0.1%
Jasper Infotech Private Ltd., Series I, (Acquired 8/8/15, cost 1,998,435), 0.00%(a)(d)(f)	1,054	462,706

Internet Software & Services — 2.2%
Uber Technologies, Inc., Series E, (Acquired 12/04/14, cost $3,000,048), 0.00%(a)(d)(f)	90,044	2,968,751

76	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value
Internet Software & Services (continued)
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, cost $3,016,964), 0.00%(a)(d)(f)	110,003	$5,602,453
Zuora, Inc., (Acquired 1/16/15, cost $3,894,522), 0.00%(a)(d)(f)	1,025,063	4,971,555

		13,542,759

Total Preferred Stocks — 2.3% (Cost — $11,909,969)		14,005,465

Total Long-Term Investments — 99.5% (Cost — $340,036,553)		617,320,470

Short-Term Securities — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.18%(g)(i)	4,696,297	4,696,297
SL Liquidity Series, LLC, Money Market Series, 1.21%(g)(h)(i)	3,497,053	3,496,704

Total Short-Term Securities — 1.3% (Cost — $8,193,170)		8,193,001

Total Investments Before Options Written — 100.8% (Cost — $348,229,723)		625,513,471

Options Written — (0.6)% (Premiums Received — $5,905,408)		(3,658,483)

Total Investments, Net of Options Written — 100.2% (Cost — $342,324,315)		621,854,988
Liabilities in Excess of Other Assets — (0.2)%		(1,554,519)

Net Assets — 100.0%		$620,300,469

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security, or a portion of the security, is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)	Restricted security as to resale, excluding 144A securities. As of year end, the Trust held restricted securities with a current value of $14,005,465 and an original cost of $11,909,969, which was 2.3% of its net assets.
(g)	Annualized 7-day yield as of period end.
(h)	Security was purchased with the cash collateral from loaned securities.

(i)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain(Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,902,077	1,794,220	4,696,297	$4,696,297	$20,324		$15	$—
SL Liquidity Series, LLC, Money Market Series	128,952	3,368,101	3,497,053	3,496,704	106,473	(b)	(463)	(181)

				$8,193,001	$126,797		$(448)	$(181)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Activision Blizzard, Inc.	70	01/05/18	USD	65.50	USD	443	$(490)
Amazon.com, Inc.	51	01/05/18	USD	1,170.00	USD	5,964	(51,638)
Apple, Inc.	38	01/05/18	USD	175.00	USD	643	(475)
Apple, Inc.	38	01/05/18	USD	177.50	USD	643	(323)
Applied Materials, Inc.	117	01/05/18	USD	54.00	USD	598	(585)
Facebook, Inc., Class A	167	01/05/18	USD	177.50	USD	2,947	(19,873)
PayPal Holdings, Inc.	171	01/05/18	USD	78.00	USD	1,259	(1,111)

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) December 31, 2017	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Roku, Inc.	102	01/05/18	USD	47.00	USD	528	$(51,510)
salesforce.com, Inc.	101	01/05/18	USD	105.00	USD	1,033	(1,262)
Tesla, Inc.	12	01/05/18	USD	320.00	USD	374	(4,890)
Visa, Inc.	124	01/05/18	USD	112.00	USD	1,414	(31,186)
Activision Blizzard, Inc.	23	01/12/18	USD	64.00	USD	146	(2,058)
Activision Blizzard, Inc.	70	01/12/18	USD	66.50	USD	443	(1,540)
Adobe Systems, Inc.	50	01/12/18	USD	187.50	USD	876	(600)
Advanced Micro Devices, Inc.	476	01/12/18	USD	10.50	USD	489	(10,710)
Alibaba Group Holding Ltd. — ADR	44	01/12/18	USD	182.50	USD	759	(2,266)
Alibaba Group Holding Ltd. — ADR	163	01/12/18	USD	177.50	USD	2,811	(24,613)
Apple, Inc.	51	01/12/18	USD	180.00	USD	863	(535)
Autodesk, Inc.	114	01/12/18	USD	113.00	USD	1,195	(912)
BlackBerry Ltd.	333	01/12/18	USD	11.00	USD	372	(11,489)
Broadcom Ltd.	38	01/12/18	USD	265.00	USD	976	(7,030)
Cree, Inc.	160	01/12/18	USD	38.00	USD	594	(9,600)
Facebook, Inc., Class A	103	01/12/18	USD	185.00	USD	1,818	(2,575)
Alphabet, Inc., Class A	37	01/12/18	USD	1,045.00	USD	3,898	(66,045)
Flex Ltd.	149	01/12/18	USD	18.50	USD	268	(1,564)
Flex Ltd.	149	01/12/18	USD	18.00	USD	268	(4,693)
Netflix, Inc.	38	01/12/18	USD	195.00	USD	729	(9,576)
Shopify, Inc., Class A	188	01/12/18	USD	105.00	USD	1,899	(27,260)
Take-Two Interactive Software, Inc.	90	01/12/18	USD	112.00	USD	988	(11,700)
Tesla, Inc.	5	01/12/18	USD	330.00	USD	156	(1,682)
Microsoft Corp.	301	01/16/18	USD	83.95	USD	2,575	(69,210)
Activision Blizzard, Inc.	126	01/19/18	USD	65.00	USD	798	(9,450)
Activision Blizzard, Inc.	82	01/19/18	USD	67.50	USD	519	(1,927)
Adobe Systems, Inc.	77	01/19/18	USD	185.00	USD	1,349	(4,004)
Alphabet, Inc., Class A	46	01/19/18	USD	1,060.00	USD	4,846	(57,500)
Alibaba Group Holding Ltd. — ADR	164	01/19/18	USD	180.00	USD	2,828	(23,288)
Amazon.com, Inc.	21	01/19/18	USD	1,200.00	USD	2,456	(17,903)
Apple, Inc.	25	01/19/18	USD	180.00	USD	423	(600)
Apple, Inc.	204	01/19/18	USD	175.00	USD	3,452	(16,320)
Applied Materials, Inc.	290	01/19/18	USD	55.00	USD	1,482	(6,380)
Autodesk, Inc.	104	01/19/18	USD	115.00	USD	1,090	(936)
Baidu, Inc. — ADR	80	01/19/18	USD	250.00	USD	1,874	(7,560)
BlackBerry Ltd.	208	01/19/18	USD	11.00	USD	232	(8,424)
Broadcom Ltd.	71	01/19/18	USD	270.00	USD	1,824	(11,893)
Broadcom Ltd.	53	01/19/18	USD	280.00	USD	1,362	(3,180)
Cree, Inc.	79	01/19/18	USD	41.00	USD	293	(1,185)
DXC Technology Co.	149	01/19/18	USD	100.00	USD	1,414	(2,980)
Electronic Arts, Inc.	123	01/19/18	USD	115.00	USD	1,292	(2,890)
Electronic Arts, Inc.	47	01/19/18	USD	110.00	USD	494	(3,243)
Equinix, Inc.	39	01/19/18	USD	484.50	USD	1,768	(3,225)
Equinix, Inc.	28	01/19/18	USD	470.00	USD	1,269	(4,130)
Facebook, Inc., Class A	92	01/19/18	USD	180.00	USD	1,623	(15,410)
Flex Ltd.	216	01/19/18	USD	18.27	USD	389	(4,973)
Flex Ltd.	109	01/19/18	USD	19.00	USD	196	(545)
Guidewire Software, Inc.	144	01/19/18	USD	75.00	USD	1,069	(18,720)
Hub Spot, Inc.	100	01/19/18	USD	90.00	USD	884	(22,750)
Lam Research Corp.	85	01/19/18	USD	195.00	USD	1,565	(12,113)
LogMein, Inc.	100	01/19/18	USD	125.00	USD	1,145	(2,250)
MACOM Technology Solutions	265	01/19/18	USD	35.00	USD	862	(13,250)
MagnaChip Semiconductor Corp.	240	01/19/18	USD	13.15	USD	239	(32)
Mastercard, Inc., Class A	151	01/19/18	USD	150.00	USD	2,286	(48,094)
Mercadolibre, Inc.	42	01/19/18	USD	340.00	USD	1,322	(10,185)
Mercadolibre, Inc.	42	01/19/18	USD	330.00	USD	1,322	(17,850)
Microchip Technology Incorp.	93	01/19/18	USD	87.50	USD	817	(17,670)
Micron Technology, Inc.	142	01/19/18	USD	45.00	USD	584	(5,822)
Microsoft Corp.	177	01/19/18	USD	85.00	USD	1,514	(27,170)
NVIDIA Corp.	4	01/19/18	USD	215.00	USD	77	(134)
NVIDIA Corp.	65	01/19/18	USD	190.00	USD	1,258	(46,800)
NetEase, Inc. — ADR	18	01/19/18	USD	390.00	USD	621	(2,250)
Netflix, Inc.	50	01/19/18	USD	195.00	USD	960	(17,000)
ON Semiconductor Corp.	265	01/19/18	USD	20.00	USD	555	(31,800)

78	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
PTC, Inc.	110	01/19/18	USD	65.00	USD	668	$(6,050)
PayPal Holdings, Inc.	153	01/19/18	USD	75.00	USD	1,126	(16,448)
Proofpoint, Inc.	77	01/19/18	USD	95.00	USD	684	(4,042)
Roku, Inc.	90	01/19/18	USD	44.00	USD	466	(72,900)
Silicon Laboratories, Inc.	116	01/19/18	USD	95.00	USD	1,024	(5,220)
Take-Two Interactive Software, Inc.	95	01/19/18	USD	115.00	USD	1,043	(8,075)
Tesla, Inc.	18	01/19/18	USD	315.00	USD	560	(17,235)
Tower Semiconductor Ltd.	211	01/19/18	USD	34.00	USD	719	(23,210)
Visa, Inc.	124	01/19/18	USD	113.00	USD	1,414	(29,450)
Yandex NV, Class A	165	01/19/18	USD	35.00	USD	540	(3,300)
Zendesk, Inc.	41	01/19/18	USD	35.00	USD	139	(2,255)
salesforce.com, Inc.	86	01/19/18	USD	105.00	USD	879	(4,902)
Activision Blizzard, Inc.	71	01/26/18	USD	65.00	USD	450	(7,100)
Adobe Systems, Inc.	76	01/26/18	USD	185.00	USD	1,332	(6,156)
Amazon.com, Inc.	15	01/26/18	USD	1,215.00	USD	1,754	(12,150)
Apple, Inc.	126	01/26/18	USD	177.50	USD	2,132	(9,765)
Apple, Inc.	85	01/26/18	USD	180.00	USD	1,438	(3,910)
Broadcom Ltd.	38	01/26/18	USD	270.00	USD	976	(9,785)
Electronic Arts, Inc.	47	01/26/18	USD	111.00	USD	494	(3,736)
Facebook, Inc., Class A	70	01/26/18	USD	180.00	USD	1,235	(19,985)
Lam Research Corp.	82	01/26/18	USD	187.50	USD	1,509	(45,100)
Mastercard, Inc., Class A	176	01/26/18	USD	155.00	USD	2,664	(21,736)
Micron Technology, Inc.	73	01/26/18	USD	42.50	USD	300	(9,344)
NVIDIA Corp.	64	01/26/18	USD	200.00	USD	1,238	(21,440)
Netflix, Inc.	49	01/26/18	USD	195.00	USD	941	(39,078)
Square, Inc., Class A	512	01/26/18	USD	40.50	USD	1,775	(8,960)
Take-Two Interactive Software, Inc.	95	01/26/18	USD	115.00	USD	1,043	(12,113)
Tesla, Inc.	7	01/26/18	USD	325.00	USD	218	(5,022)
Visa, Inc.	205	01/26/18	USD	115.00	USD	2,337	(32,595)
Yandex NV, Class A	165	01/26/18	USD	35.00	USD	540	(4,950)
Microsoft Corp.	301	01/29/18	USD	83.95	USD	2,575	(80,700)
Activision Blizzard, Inc.	34	02/02/18	USD	65.50	USD	215	(3,145)
Apple, Inc.	28	02/02/18	USD	182.50	USD	474	(3,178)
Micron Technology, Inc.	70	02/02/18	USD	46.00	USD	288	(3,885)
salesforce.com, Inc.	57	02/02/18	USD	106.85	USD	583	(4,703)
58.com, Inc.	203	02/16/18	USD	80.00	USD	1,453	(21,315)
Activision Blizzard, Inc.	23	02/16/18	USD	67.50	USD	146	(3,162)
Alibaba Group Holding Ltd. — ADR	82	02/16/18	USD	180.00	USD	1,414	(40,180)
Alphabet, Inc., Class A	33	02/16/18	USD	1,080.00	USD	3,476	(72,270)
Apple, Inc.	85	02/16/18	USD	185.00	USD	1,438	(9,647)
BlackBerry Ltd.	230	02/16/18	USD	12.50	USD	257	(3,220)
Micron Technology, Inc.	73	02/16/18	USD	43.00	USD	300	(12,739)
Proofpoint, Inc.	78	02/16/18	USD	100.00	USD	693	(9,165)
Roku, Inc.	192	02/16/18	USD	60.00	USD	994	(57,120)
Square, Inc., Class A	512	02/16/18	USD	36.00	USD	1,775	(81,920)
Tesla, Inc.	16	02/16/18	USD	355.00	USD	498	(7,360)

							$(1,810,558)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Tencent Holdings Ltd.	Morgan Stanley & Co. International PLC	50,000	01/03/18	HKD	391.68	HKD	20,219	$(81,892)
Flex Ltd.	Barclays Bank PLC	8,900	01/04/18	USD	18.25	USD	160	(654)
InterXion Holding N.V.	Barclays Bank PLC	5,400	01/04/18	USD	55.88	USD	318	(16,701)
InterXion Holding N.V.	Barclays Bank PLC	23,300	01/04/18	USD	58.14	USD	1,373	(27,594)
Sunny Optical Technology Group Co. Ltd.	Morgan Stanley & Co. International PLC	86,000	01/04/18	HKD	140.91	HKD	8,531	—
Takeaway.com Holding BV	Credit Suisse International	4,200	01/04/18	EUR	43.87	EUR	214	(35,360)
Okta, Inc.	Morgan Stanley & Co. International PLC	17,500	01/05/18	USD	29.25	USD	448	(9)
Taiwan Semiconductor Manufacturing Co. Ltd.	Goldman Sachs International	337,000	01/05/18	TWD	243.41	TWD	76,789	(219)

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (continued) December 31, 2017	BlackRock Science and Technology Trust (BST)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
ams AG	Goldman Sachs International	14,400	01/10/18	CHF	97.46	CHF	1,271	$(8,842)
ASML Holding NV	Goldman Sachs International	5,400	01/10/18	EUR	155.09	EUR	782	(1,459)
ASML Holding NV	Goldman Sachs International	19,400	01/10/18	EUR	154.98	EUR	2,811	(6,228)
Altium Ltd.	Morgan Stanley & Co. International PLC	17,000	01/10/18	TWD	733.95	TWD	12,206	(7,700)
Tencent Holdings Ltd.	UBS AG	14,500	01/10/18	HKD	388.75	HKD	5,864	(32,708)
Tokai Carbon Co., Ltd.	UBS AG	38,000	01/10/18	JPY	1,236.28	JPY	52,831	(54,871)
Aixtron SE	Goldman Sachs International	31,500	01/11/18	EUR	13.63	EUR	363	(823)
Delivery Hero AG	UBS AG	7,500	01/11/18	EUR	40.11	EUR	248	(133)
Samsung Electronics Co. Ltd.	Goldman Sachs International	8,600	01/11/18	KRW	218,732.50	KRW	1,755,225	(15,684)
SOITEC	Morgan Stanley & Co. International PLC	17,800	01/11/18	EUR	68.87	EUR	1,058	(555)
Megachips Corp.	UBS AG	13,200	01/12/18	JPY	3,449.63	JPY	44,401	(7,038)
STMicroelectronics NV	Goldman Sachs International	58,800	01/12/18	EUR	20.68	EUR	1,069	(539)
UbiSoft Entertainment SA	Goldman Sachs International	11,100	01/12/18	EUR	70.29	EUR	711	(496)
Altium Ltd.	Deutsche Bank AG	47,000	01/17/18	AUD	12.86	AUD	623	(20,197)
Altium Ltd.	Goldman Sachs International	48,000	01/17/18	AUD	12.93	AUD	636	(19,106)
RIB Software SE	Goldman Sachs International	20,000	01/17/18	EUR	19.30	EUR	495	(130,764)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	94,000	01/17/18	TWD	235.10	TWD	21,419	(4,533)
Zendesk, Inc.	UBS AG	14,000	01/17/18	USD	36.75	USD	474	(2,082)
Tokai Carbon Co., Ltd.	UBS AG	38,000	01/18/18	JPY	1,248.17	JPY	52,831	(54,847)
Okta, Inc.	Morgan Stanley & Co. International PLC	17,500	01/23/18	USD	29.25	USD	448	(1,131)
Samsung Electronics Co. Ltd.	Goldman Sachs International	1,100	01/23/18	KRW	2,628,489.09	KRW	2,797,884	(45,035)
Takeaway.com Holding BV	Morgan Stanley & Co. International PLC	2,700	01/24/18	EUR	43.00	EUR	137	(26,629)
Xero Ltd.	Deutsche Bank AG	11,600	01/24/18	NZD	33.99	NZD	365	(2,390)
GMO Payment Gateway, Inc.	JPMorgan Chase Bank N.A.	13,400	01/25/18	JPY	8,837.40	JPY	124,669	(68,301)
Megachips Corp.	Goldman Sachs International	18,200	01/25/18	JPY	3,329.37	JPY	61,219	(23,830)
Nintendo Co. Ltd.	Goldman Sachs International	9,200	01/25/18	JPY	45,003.24	JPY	373,280	(11,940)
Delivery Hero AG	UBS AG	15,500	01/26/18	EUR	40.01	EUR	512	(2,584)
RIB Software SE	Goldman Sachs International	21,000	01/26/18	EUR	21.28	EUR	519	(90,923)
UbiSoft Entertainment SA	Goldman Sachs International	13,500	01/26/18	EUR	65.33	EUR	864	(17,509)
MagnaChip Semiconductor Corp.	Barclays Bank PLC	27,000	01/29/18	USD	11.68	USD	269	(1,172)
ON Semiconductor Corp.	Morgan Stanley & Co. International PLC	45,300	01/29/18	USD	20.10	USD	949	(56,561)
Takeaway.com Holding BV	Credit Suisse International	5,600	01/31/18	EUR	45.22	EUR	285	(43,122)
Tower Semiconductor Ltd.	Citibank N.A.	21,000	01/31/18	USD	33.86	USD	716	(30,410)
Xero Ltd.	Deutsche Bank AG	21,500	01/31/18	NZD	31.89	NZD	676	(15,982)
Aixtron SE	Goldman Sachs International	45,000	02/01/18	EUR	12.41	EUR	518	(17,853)
Fuji Electric Co., Ltd.	Goldman Sachs International	97,000	02/01/18	JPY	831.60	JPY	82,106	(37,494)
IQE PLC	Goldman Sachs International	248,300	02/01/18	GBP	1.75	GBP	340	(4,636)
Naspers Ltd. Class N	Goldman Sachs International	6,600	02/01/18	ZAR	3,653.36	ZAR	22,624	(25,611)
STMicroelectronics NV	Goldman Sachs International	26,300	02/01/18	EUR	19.56	EUR	478	(9,722)
SOITEC	Goldman Sachs International	15,700	02/01/18	EUR	61.31	EUR	933	(34,807)
Tencent Holdings Ltd.	UBS AG	197,100	02/06/18	HKD	388.85	HKD	79,703	(610,928)
ASPEED Technology, Inc.	Goldman Sachs International	16,000	02/12/18	TWD	711.96	TWD	11,488	(22,491)
PTC, Inc.	Barclays Bank PLC	10,000	02/15/18	USD	61.46	USD	608	(23,337)
Takeaway.com Holding BV	Goldman Sachs International	4,200	02/21/18	EUR	50.39	EUR	214	(16,879)
Fuji Electric Co., Ltd.	JPMorgan Chase Bank N.A.	96,000	02/22/18	JPY	838.30	JPY	81,259	(41,697)
IQE PLC	Goldman Sachs International	200,000	02/22/18	GBP	1.59	GBP	274	(15,907)
MagnaChip Semiconductor Corp.	Morgan Stanley & Co. International PLC	29,000	02/22/18	USD	10.45	USD	289	(18,010)

								$(1,847,925)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$3,658,483	$—	$—	$—	$3,658,483

80	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Science and Technology Trust (BST)

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$28,663	$—	$—	$—	$28,663
Options written	—	—	(34,519,295)	—	—	—	(34,519,295)

	$—	$—	$(34,490,632)	$—	$—	$—	$(34,490,632)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation on:
Options written	$—	$—	$1,560,649	$—	$—	$—	$1,560,649

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$51,317	(a)
Average value of option contracts written	$5,467,094

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$3,658,483

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,810,558)

Total derivative assets and liabilities subject to an MNA	$—	$1,847,925

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral and pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Barclays Bank PLC	$69,458	$—	$—	$(69,458)	$—
Citibank N.A.	30,410	—	—	—	30,410
Credit Suisse International	78,482	—	—	(20,000)	58,482
Deutsche Bank AG	38,569	—	—	(10,000)	28,569
Goldman Sachs International	558,797	—	—	(558,797)	—
JPMorgan Chase Bank N.A.	109,998	—	—	(90,000)	19,998
Morgan Stanley & Co. International PLC	197,020	—	—	(197,020)	—
UBS AG	765,191	—	—	(700,000)	65,191

	$1,847,925	$—	$—	$(1,645,275)	$202,650

(a)	Excess collateral received from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) December 31, 2017	BlackRock Science and Technology Trust (BST)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Automobiles	$3,331,445	$—	$—	$3,331,445
Chemicals	—	3,394,460	—	3,394,460
Consumer Finance	3,373,371	—	—	3,373,371
Electrical Equipment	—	4,146,820	—	4,146,820
Electronic Equipment, Instruments & Components	3,664,563	9,409,118	—	13,073,681
Household Durables	5,695,645	—	—	5,695,645
Internet & Direct Marketing Retail	36,920,762	—		36,920,762
Internet Software & Services	126,463,434	38,062,769	—	164,526,203
IT Services	56,970,369	3,162,451	—	60,132,820
Media	—	9,170,460	—	9,170,460
Real Estate Investment Trusts (REITs)	8,724,938	—	—	8,724,938
Semiconductors & Semiconductor Equipment	76,400,192	36,402,714	—	112,802,906
Software	112,533,824	23,887,119	—	136,420,943
Technology Hardware, Storage & Peripherals	34,235,229	7,365,322	—	41,600,551
Preferred Stocks	—	—	14,005,465	14,005,465
Short-Term Investment Fund	4,696,297	—	—	4,696,297

	$473,010,069	$135,001,233	$14,005,465	$622,016,767

Investments Valued at NAV(a)				3,496,704
				$625,513,471

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(1,647,716)	$(2,010,767)	$—	$(3,658,483)

(a)	As of December 31, 2017, certain of the Trust’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierachy.
(b)	Derivative financial instruments are options written, which are shown at value.

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening balance, as of December 31, 2016	$15,957,843
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	(452,375)
Purchases	—
Sales	(1,500,003)

Closing Balance, as of December 31, 2017	$14,005,465

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(b)	$(510,182)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

82	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Science and Technology Trust (BST)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks(a)	$14,005,465	Market	Discount Rate(b)	25%	—
			Revenue Multiple(c)	6.25x-7.75x	6.95x
			Time to Exit(b)	0.5 –3.0 years	—
			Volatility(b)	41%	—
			Recent Transactions(c)	—	—

	$14,005,465

(a)	For the year ended December 31, 2017, the valuation technique for investments classified as preferred stocks with a total value of $462,706 changed to an Option Pricing Model (“OPM”). The investments were previously valued utilizing Probability-Weighted Expected Return Model (“PWERM”). The change was due to consideration of liquidation preferences and exit strategy.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.
(c)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value

See notes to financial statements.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments December 31, 2017	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.4%

Auto Components — 1.1%
Valeo SA	51,850	$3,862,347

Chemicals — 2.6%
Air Liquide SA	73,400	9,227,421

Construction & Engineering — 3.1%
Ferrovial SA	172,502	3,914,612
Vinci SA	70,400	7,187,246

		11,101,858
Electric Utilities — 32.6%
American Electric Power Co., Inc.(a)	96,220	7,078,905
Duke Energy Corp.(a)	133,268	11,209,171
Edison International	91,290	5,773,180
Enel SpA	2,947,617	18,125,688
Eversource Energy(a)	80,420	5,080,936
Exelon Corp.(a)(b)	269,310	10,613,507
FirstEnergy Corp.(a)	202,980	6,215,248
Fortis, Inc.(a)	144,250	5,289,647
Iberdrola SA	201,610	1,560,720
NextEra Energy, Inc.(a)(b)	222,950	34,822,560
Pinnacle West Capital Corp.(a)	46,720	3,979,610
PPL Corp.(a)	114,710	3,550,275
Xcel Energy, Inc.	71,400	3,435,054

		116,734,501
Electrical Equipment — 2.8%
Schneider Electric SE	43,200	3,662,515
Vestas Wind Systems A/S	94,150	6,505,790

		10,168,305
Gas Utilities — 1.0%
Italgas SpA	594,550	3,627,805

Independent Power and Renewable Electricity Producers — 7.9%
China Longyuan Power Group Corp. Ltd., Class H	10,218,000	7,255,564
EDP Renovaveis SA	1,874,050	15,665,840
NRG Yield, Inc., Class C(a)	172,160	3,253,824
Pattern Energy Group, Inc.(a)	102,880	2,210,891

		28,386,119
Multi-Utilities — 19.6%
CMS Energy Corp.(b)	127,700	6,040,210
Dominion Energy, Inc.(a)	180,060	14,595,664
DTE Energy Co.(a)	46,620	5,103,025
National Grid PLC	1,160,424	13,679,688
NiSource, Inc.(a)	133,100	3,416,677
NorthWestern Corp.	45,522	2,717,663
Public Service Enterprise Group, Inc.(a)	239,616	12,340,224
Sempra Energy(a)	70,350	7,521,822
WEC Energy Group, Inc.(a)	70,180	4,662,058

		70,077,031
Oil, Gas & Consumable Fuels — 12.0%
Antero Midstream Partners LP(a)	75,740	2,199,490
Enbridge, Inc.(a)	93,240	3,646,616
Energy Transfer Partners LP(a)	276,869	4,961,492
Enterprise Products Partners LP(a)	171,714	4,552,138
EQT Midstream Partners LP(a)	27,730	2,027,063
Genesis Energy LP(a)	111,299	2,487,533
MPLX LP(a)	104,589	3,709,772
ONEOK, Inc.(a)	69,851	3,733,536
Plains All American Pipeline LP(a)	195,890	4,043,169
Shell Midstream Partners LP(a)	192,551	5,741,871
Targa Resources Corp.(a)	44,430	2,151,301

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
TransCanada Corp.	73,700	$3,587,085

		42,841,066
Transportation Infrastructure — 14.9%
Abertis Infraestructuras SA	399,000	8,877,614
Aeroports de Paris	20,870	3,968,404
Atlantia SpA	410,724	12,948,640
Flughafen Zuerich AG	12,110	2,767,943
Fraport AG Frankfurt Airport Services Worldwide	23,430	2,573,520
Groupe Eurotunnel SE, Registered Shares	299,950	3,858,072
Sydney Airport	1,342,976	7,369,066
Transurban Group	1,112,890	10,770,602

		53,133,861
Water Utilities — 0.8%
American Water Works Co., Inc.	32,220	2,947,808

Total Long-Term Investments — 98.4% (Cost — $277,406,771)		352,108,122

Short-Term Securities — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.18%(c)(d)	6,376,831	6,376,831

Total Short-Term Securities — 1.8% (Cost — $6,376,831)		6,376,831

Options Purchased — 0.0% (Cost — $713)		1,260

Total Investments Before Options Written — 100.2% (Cost — $283,784,315)		358,486,213

Options Written — (0.3)% (Premiums Received — $1,899,469)		(1,167,241)

Total Investments, Net of Options Written — 99.9% (Cost — $281,884,846)		357,318,972
Other Assets Less Liabilities — 0.1%		457,485

Net Assets — 100.0%		$357,776,457

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Annualized 7-day yield as of period end.

84	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

(d)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,151,064	2,225,767	6,376,831	$6,376,831	$40,734		$14	$—
SL Liquidity Series, LLC, Money Market Series	456,105	(456,105)	—	—	4,125	(b)	—	(45)

				$6,376,831	$44,859		$14	$(45)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
PPL Corp.	168	01/19/18	USD	36.00	USD	520	$1,260

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Exelon Corp.	387	01/04/18	USD	42.51	USD	1,525	$—
Enterprise Products Partners LP	444	01/12/18	USD	26.35	USD	1,177	(19,944)
American Electric Power Co., Inc.	336	01/19/18	USD	77.50	USD	2,472	(2,520)
Antero Midstream Partners LP	132	01/19/18	USD	30.00	USD	383	(3,300)
DTE Energy Co.	63	01/19/18	USD	115.00	USD	690	(945)
Dominion Energy, Inc.	374	01/19/18	USD	85.00	USD	3,032	(2,805)
Duke Energy Corp.	308	01/19/18	USD	92.50	USD	2,591	(1,540)
Duke Energy Corp.	158	01/19/18	USD	90.00	USD	1,329	(790)
EQT Midstream Partners LP	97	01/19/18	USD	70.00	USD	709	(32,495)
Enbridge, Inc.	100	01/19/18	USD	37.50	USD	391	(17,750)
Energy Transfer Partners LP	370	01/19/18	USD	17.00	USD	663	(39,775)
Energy Transfer Partners LP	600	01/19/18	USD	18.00	USD	1,075	(24,000)
Eversource Energy	157	01/19/18	USD	65.00	USD	992	(2,355)
Exelon Corp.	168	01/19/18	USD	41.00	USD	662	(1,680)
FirstEnergy Corp.	440	01/19/18	USD	35.00	USD	1,347	(2,200)
Genesis Energy LP	194	01/19/18	USD	22.50	USD	434	(9,700)
MPLX LP	91	01/19/18	USD	37.00	USD	323	(1,820)
MPLX LP	137	01/19/18	USD	39.00	USD	486	(685)
MPLX LP	138	01/19/18	USD	38.00	USD	489	(1,380)
NextEra Energy, Inc.	780	01/19/18	USD	160.00	USD	12,183	(48,750)
NiSource, Inc.	100	01/19/18	USD	28.00	USD	257	(1,500)
ONEOK, Inc.	120	01/19/18	USD	55.00	USD	641	(3,000)
PPL Corp.	168	01/19/18	USD	37.00	USD	520	(840)
Pinnacle West Capital Corp.	163	01/19/18	USD	90.00	USD	1,388	(3,260)
Plains All American Pipeline LP	230	01/19/18	USD	21.00	USD	475	(8,050)
Sempra Energy	145	01/19/18	USD	120.00	USD	1,550	(725)
Shell Midstream Partners LP	673	01/19/18	USD	29.00	USD	2,007	(82,443)
Targa Resources Corp.	78	01/19/18	USD	47.00	USD	378	(15,990)
TransCanada Corp.	257	01/19/18	CAD	64.00	CAD	1,572	(818)
WEC Energy Group, Inc.	139	01/19/18	USD	70.00	USD	923	(1,390)
ONEOK, Inc.	124	01/26/18	USD	54.00	USD	663	(9,300)
Enbridge, Inc.	138	01/29/18	USD	39.10	USD	540	(9,923)

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) December 31, 2017	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Fortis, Inc.	250	01/29/18	USD	37.75	USD	917	$(4,503)
Enbridge, Inc.	88	02/06/18	USD	39.26	USD	344	(6,507)
Fortis, Inc.	250	02/09/18	USD	37.50	USD	917	(19,135)
NiSource, Inc.	268	02/12/18	USD	27.05	USD	688	(3,038)
Enterprise Products Partners LP	156	02/16/18	USD	26.00	USD	414	(14,820)
Exelon Corp.	387	02/16/18	USD	40.00	USD	1,525	(27,090)
NRG Yield, Inc., Class C	168	02/16/18	USD	20.00	USD	318	(6,300)
Pattern Energy Group, Inc.	140	02/16/18	USD	22.50	USD	301	(4,900)
Plains All American Pipeline LP	455	02/16/18	USD	21.00	USD	939	(30,712)
Targa Resources Corp.	77	02/16/18	USD	47.00	USD	373	(19,442)
Public Service Enterprise Group, Inc.	94	02/20/18	USD	52.05	USD	484	(11,002)

							$(499,122)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
CMS Energy Corp.	Bank of America N.A.	36,300	01/04/18	USD	49.50	USD	1,717	$(9)
CMS Energy Corp.	Credit Suisse International	8,300	01/04/18	USD	48.57	USD	393	(108)
China Longyuan Power Group Corp., Class H	JPMorgan Chase Bank N.A.	1,311,000	01/04/18	HKD	5.99	HKD	7,276	(119)
NorthWestern Corp.	UBS AG	7,900	01/04/18	USD	61.84	USD	472	(59)
Sydney Airport	Deutsche Bank AG	231,000	01/04/18	AUD	7.45	AUD	1,624	(7)
Vestas Wind Systems A/S	Morgan Stanley & Co. International PLC	33,000	01/04/18	DKK	411.77	DKK	14,149	(107,848)
WEC Energy Group, Inc.	Goldman Sachs International	10,600	01/08/18	USD	68.17	USD	704	(1,858)
American Water Works Co., Inc.	Barclays Bank PLC	11,200	01/09/18	USD	88.80	USD	1,025	(37,006)
Enel SpA	Goldman Sachs International	205,600	01/09/18	EUR	5.50	EUR	1,055	(86)
Iberdrola SA	UBS AG	34,500	01/09/18	EUR	6.81	EUR	223	(14)
Public Service Enterprise Group, Inc.	Deutsche Bank AG	26,000	01/09/18	USD	51.65	USD	1,339	(11,813)
Eversource Energy	Barclays Bank PLC	12,400	01/11/18	USD	65.09	USD	783	(719)
Fraport AG Frankfurt Airport Services Worldwide	Goldman Sachs International	8,200	01/11/18	EUR	83.98	EUR	751	(74,761)
Groupe Eurotunnel SE, Registered Shares	Morgan Stanley & Co. International PLC	51,600	01/11/18	EUR	11.19	EUR	553	(1,120)
NiSource, Inc.	UBS AG	9,700	01/11/18	USD	27.59	USD	249	(21)
Vinci SA	Deutsche Bank AG	20,100	01/11/18	EUR	85.98	EUR	1,710	(15,701)
PPL Corp.	Barclays Bank PLC	23,300	01/12/18	USD	36.26	USD	721	—
Arlington Asset Investment Corp.	Goldman Sachs International	15,300	01/17/18	EUR	107.18	EUR	1,603	(10,899)
Atlantia SpA	Goldman Sachs International	17,300	01/17/18	EUR	28.41	EUR	455	(48)
Iberdrola SA	Goldman Sachs International	36,000	01/17/18	EUR	6.81	EUR	232	(308)
Italgas SpA	Bank of America N.A.	60,100	01/17/18	EUR	5.44	EUR	306	(433)
Transurban Group	JPMorgan Chase Bank N.A.	100,674	01/17/18	AUD	12.53	AUD	1,248	(3,628)
Atlantia SpA	UBS AG	48,000	01/18/18	EUR	27.36	EUR	1,261	(3,120)
Ferrovial SA	UBS AG	43,300	01/18/18	EUR	18.93	EUR	819	(12,473)
Aeroports de Paris	Morgan Stanley & Co. International PLC	7,400	01/23/18	EUR	160.74	EUR	1,173	(13,314)
Enel SpA	UBS AG	317,000	01/24/18	EUR	5.39	EUR	1,626	(461)
Ferrovial SA	Goldman Sachs International	2,100	01/24/18	EUR	18.85	EUR	40	(867)
Atlantia SpA	Credit Suisse International	78,500	01/25/18	EUR	27.27	EUR	2,063	(8,721)
China Longyuan Power Group Corp., Class H	JPMorgan Chase Bank N.A.	1,265,000	01/25/18	HKD	5.99	HKD	7,021	(3,540)
Flughafen Zuerich AG	Morgan Stanley & Co. International PLC	4,300	01/25/18	CHF	226.55	CHF	958	(9,088)
Sydney Airport	Deutsche Bank AG	288,000	01/25/18	AUD	7.53	AUD	2,025	(1,123)
Vinci SA	Goldman Sachs International	4,600	01/25/18	EUR	86.66	EUR	391	(5,176)
NorthWestern Corp.	Citibank N.A.	8,000	01/29/18	USD	62.26	USD	478	(1,398)
Dominion Energy, Inc.	Citibank N.A.	37,400	01/30/18	USD	84.06	USD	3,032	(11,980)
Sempra Energy	Morgan Stanley & Co. International PLC	10,100	01/30/18	USD	116.30	USD	1,080	(1,210)
DTE Energy Co.	UBS AG	10,000	01/31/18	USD	116.89	USD	1,095	(735)
FirstEnergy Corp.	Citibank N.A.	13,500	01/31/18	USD	32.63	USD	413	(1,285)
National Grid PLC	UBS AG	97,000	01/31/18	GBP	9.03	GBP	847	(6,093)
Transurban Group	Citibank N.A.	145,373	01/31/18	AUD	12.56	AUD	1,803	(10,027)
Xcel Energy, Inc.	Barclays Bank PLC	25,000	01/31/18	USD	50.75	USD	1,203	(2,532)
Groupe Eurotunnel SE, Registered Shares	Credit Suisse International	53,300	02/01/18	EUR	10.77	EUR	571	(12,872)
Italgas SpA	Goldman Sachs International	58,000	02/01/18	EUR	5.30	EUR	295	(2,872)
Ferrovial SA	Goldman Sachs International	15,000	02/02/18	EUR	18.37	EUR	284	(12,226)
Pattern Energy Group, Inc.	Morgan Stanley & Co. International PLC	22,100	02/05/18	USD	22.29	USD	475	(7,304)
China Longyuan Power Group Corp. Class H	Goldman Sachs International	1,000,000	02/06/18	HKD	5.39	HKD	5,550	(33,524)
Schneider Electric SE	Goldman Sachs International	15,100	02/07/18	EUR	73.08	EUR	1,067	(13,145)

86	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Valeo SA	Goldman Sachs International	18,100	02/07/18	EUR	62.65	EUR	1,124	$(33,839)
Enel SpA	JPMorgan Chase Bank N.A.	200,200	02/09/18	EUR	5.42	EUR	1,027	(2,554)
FirstEnergy Corp.	Citibank N.A.	13,500	02/09/18	USD	32.63	USD	413	(1,326)
Public Service Enterprise Group, Inc.	Bank of America N.A.	48,400	02/12/18	USD	52.10	USD	2,493	(39,402)
Italgas SpA	Goldman Sachs International	90,000	02/15/18	EUR	5.26	EUR	458	(7,319)
Antero Midstream Partners LP	UBS AG	13,300	02/20/18	USD	29.95	USD	386	(7,212)
National Grid PLC	Credit Suisse International	106,000	02/21/18	GBP	8.93	GBP	925	(19,310)
Arlington Asset Investment Corp.	Goldman Sachs International	10,300	02/22/18	EUR	108.88	EUR	1,079	(15,328)
Transurban Group	Morgan Stanley & Co. International PLC	145,200	02/22/18	AUD	12.99	AUD	1,813	(9,426)
NRG Yield, Inc., Class C	Citibank N.A.	43,400	02/23/18	USD	19.00	USD	820	(34,454)
Enel SpA	Citibank N.A.	308,800	02/27/18	EUR	5.40	EUR	1,584	(10,272)
National Grid PLC	HSBC Bank PLC	97,000	02/27/18	GBP	8.80	GBP	847	(25,511)
National Grid PLC	Credit Suisse International	106,000	02/28/18	GBP	8.93	GBP	925	(20,515)

								$(668,119)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options Purchased
Investments at value — unaffiliated(a)	$—	$—	$1,260	$—	$—	$—	$1,260

Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$1,167,241	$—	$—	$—	$1,167,241

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(8,159,169)	$—	$—	$—	$(8,159,169)

Net Change in Unrealized Appreciation on:
Options purchased(a)	$—	$—	$547	$—	$—	$—	$547
Options written	—	—	1,980,140	—	—	—	1,980,140

	$—	$—	$1,980,687	$—	$—	$—	$1,980,687

(a)	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$315
Average value of option contracts written	$1,874,845

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative asset and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Options	$1,260	(a)	$1,167,241

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,260)		(499,122)

Total derivative assets and liabilities subject to an MNA	$—		$668,119

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) December 31, 2017	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral and pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$39,844	$—	$—	$—	$39,844
Barclays Bank PLC	40,257	—	(2,325)	—	37,932
Citibank N.A.	70,742	—	(70,742)	—	—
Credit Suisse International	61,526	—	(61,526)	—	—
Deutsche Bank AG	28,644	—	(28,644)	—	—
Goldman Sachs International	212,256	—	—	—	212,256
HSBC Bank PLC	25,511	—	—	—	25,511
JPMorgan Chase Bank N.A.	9,841	—	—	—	9,841
Morgan Stanley & Co. International PLC	149,310	—	(149,310)	—	—
UBS AG	30,188	—	(30,188)	—	—

	$668,119	$—	$(342,735)	$—	$325,384

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Auto Components	$—	$3,862,347	$—	$3,862,347
Chemicals	—	9,227,421	—	9,227,421
Construction & Engineering	—	11,101,858	—	11,101,858
Electric Utilities	97,048,093	19,686,408	—	116,734,501
Electrical Equipment	—	10,168,305	—	10,168,305
Gas Utilities	—	3,627,805	—	3,627,805
Independent Power and Renewable Electricity Producers	21,130,555	7,255,564	—	28,386,119
Multi-Utilities	56,397,343	13,679,688	—	70,077,031
Oil, Gas & Consumable Fuels	42,841,066	—	—	42,841,066
Transportation Infrastructure	3,858,072	49,275,789	—	53,133,861
Water Utilities	2,947,808	—	—	2,947,808
Short-Term Securities	6,376,831	—	—	6,376,831
Options Purchased
Equity contracts	1,260	—	—	1,260

	$230,601,028	$127,885,185	$—	$358,486,213

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(425,070)	$(742,171)	$—	$(1,167,241)

(a)	Derivative financial instruments are options written, which are shown at value.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

88	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2017

	BGR	CII	BDJ	BOE	BGY

ASSETS
Investments at value — unaffiliated(a)	$475,794,007	$765,561,671	$1,887,876,224	$903,219,444	$763,415,051
Investments at value — affiliated(b)	3,870,844	3,142,974	4,967,189	13,118,524	5,073,700
Cash	—	—	—	—	20,583
Cash pledged:
Collateral — OTC derivatives	—	75,000	16,000	20,000	2,118,000
Collateral — options written	—	—	—	2,970,000	2,350,000
Foreign currency at value(c)	13,853	—	2,441	701,381	645,900
Receivables:
Dividends — unaffiliated	387,847	619,875	2,173,807	3,182,638	2,372,439
Dividends — affiliated	4,064	4,203	5,206	37,019	3,871
Investments sold	—	—	232,571	—	—
Options written	—	62,757	43,230	—	—
Prepaid expenses	14,129	32,294	57,096	30,836	23,798

Total assets	480,084,744	769,498,774	1,895,373,764	923,279,842	776,023,342

LIABILITIES
Bank overdraft	11,776	—	—	—	—
Options written at value(d)	7,819,321	9,801,813	23,250,161	7,060,260	4,547,581
Payables:
Trustees’ and Officer’s fees	515,910	199,405	995,019	747,470	645,277
Investment advisory fees	408,455	546,664	1,267,394	724,313	582,418
Income dividends	164,921	232,632	331,647	3,265,487	228,433
Investments purchased	—	—	572,705	—	—
Deferred foreign capital gain tax	—	—	—	12,332	116,814
Options written	—	87,799	188,345	—	—
Other affiliates	—	76,934	—	—	—
Other accrued expenses	102,435	153,258	311,388	243,123	224,733

Total liabilities	9,022,818	11,098,505	26,916,659	12,052,985	6,345,256

NET ASSETS	$471,061,926	$758,400,269	$1,868,457,105	$911,226,857	$769,678,086

NET ASSETS CONSIST OF
Paid-in capital	$599,545,557	$601,583,666	$1,320,628,954	$831,421,885	$680,249,058
Distribution in excess of net investment income	(729,389)	(189,571)	(970,285)	(732,747)	(642,554)
Accumulated net realized gain (loss)	(173,190,707)	(26,274,363)	46,330,599	31,265,201	(39,387,447)
Net unrealized appreciation (depreciation)	45,436,465	183,280,537	502,467,837	49,272,518	129,459,029

NET ASSETS	$471,061,926	$758,400,269	$1,868,457,105	$911,226,857	$769,678,086

Net asset value(e)(f)	$15.79	$17.19	$9.96	$13.22	$7.06

(a) Investments at cost — unaffiliated	$426,013,729	$580,255,041	$1,381,304,314	$854,057,460	$635,480,353
(b) Investments at cost — affiliated	$3,870,844	$3,142,974	$4,967,189	$13,118,524	$5,073,700
(c) Foreign currency at cost	$13,852	$—	$2,461	$702,740	$643,767
(d) Premiums received	$3,469,397	$7,775,720	$19,146,013	$7,137,230	$6,131,916
(e) Shares outstanding, unlimited number of shares authorized, $0.001 par value	29,825,326	—	187,542,405	68,911,795	109,049,017
(f) Shares outstanding, 200 million shares authorized, $0.10 par value	—	44,121,400	—	—	—

See notes to financial statements.

FINANCIAL STATEMENTS	89

Statements of Assets and Liabilities

December 31, 2017

	BME	BCX(a)	BST	BUI

ASSETS
Investments at value — unaffiliated(b)(c)	$319,796,500	$1,027,739,844	$617,320,470	$352,109,382
Investments at value — affiliated(d)	14,422,312	16,644,733	8,193,001	6,376,831
Cash	—	94,925	—	—
Cash pledge as collateral for OTC derivatives	—	—	2,520,000	—
Foreign currency at value(e)	959	11,224	651	60
Receivables:
Dividends — unaffiliated	241,894	1,943,711	110,520	874,977
Dividends — affiliated	13,400	15,512	4,810	5,193
Capital shares sold	45,574	—	—	—
Securities lending income — affiliated	617	285	37,593	—
Deferred offering costs	81,342	—	—	—
Prepaid expenses	10,177	30,783	19,266	18,644

Total assets	334,612,775	1,046,481,017	628,206,311	359,385,087

LIABILITIES
Cash collateral on securities loaned at value	120,900	485,343	3,497,229	—
Bank overdraft	10,013	—	—	104
Options written at value(f)	2,156,226	16,165,273	3,658,483	1,167,241
Payables:
Trustees’ and Officer’s fees	28,210	358,449	13,376	8,173
Investment advisory fees	280,960	846,609	420,821	297,675
Income dividends	—	207,186	145,380	—
Capital shares redeemed	—	711,229	—	—
Other accrued expenses	158,069	234,863	170,553	135,437

Total liabilities	2,754,378	19,008,952	7,905,842	1,608,630

NET ASSETS	$331,858,397	$1,027,472,065	$620,300,469	$357,776,457

NET ASSETS CONSIST OF
Paid-in capital	$231,916,571	$1,281,284,703	$348,021,976	$281,633,102
Undistributed (distribution in excess of) net investment income	(61,330)	(3,674,326)	(1,852,285)	3,097,658
Accumulated net realized gain (loss)	(3,495,689)	(459,585,810)	(5,400,506)	(2,393,226)
Net unrealized appreciation (depreciation)	103,498,845	209,447,498	279,531,284	75,438,923

NET ASSETS	$331,858,397	$1,027,472,065	$620,300,469	$357,776,457

Net asset value(g)	$35.69	$10.64	$27.73	$21.12

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$216,503,461	$810,090,631	$340,036,553	$277,407,484
(c) Securities loaned at value	$117,552	$417,112	$3,327,927	$—
(d) Investments at cost — affiliated	$14,422,319	$16,644,772	$8,193,170	$6,376,831
(e) Foreign currency at cost	$954	$11,224	$641	$77
(f) Premiums received	$2,360,513	$7,955,422	$5,905,408	$1,899,469
(g) Shares outstanding, unlimited number of shares authorized, $0.001 par value	9,297,560	96,545,693	22,371,225	16,940,740

See notes to financial statements.

90	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2017

	BGR	CII	BDJ	BOE		BGY

INVESTMENT INCOME
Dividends — unaffiliated	$17,917,203 (a)	$13,305,392	$47,725,879	$22,556,710		$18,527,722
Dividends — affiliated	47,600	70,831	62,478	183,205		151,805
Securities lending income — affiliated — net	22,641	1,191	1,511	32,561		501
Foreign taxes withheld	(707,246)	(136,182)	(1,403,121)	(1,086,271)		(1,494,025)

Total investment income	17,280,198	13,241,232	46,386,747	21,686,205		17,186,003

EXPENSES
Investment advisory	5,356,386	6,030,181	14,320,409	9,802,652		7,389,878
Trustees and Officer	99,117	89,108	266,893	172,948		129,346
Transfer agent	90,394	88,165	198,271	149,798		136,350
Professional	85,501	121,291	235,279	182,906		176,004
Custodian	58,189	77,667	152,796	185,780		185,289
Accounting services	26,253	125,270	63,761	37,508		29,994
Printing	12,354	16,748	40,031	25,680		17,569
Registration	11,482	16,986	72,749	29,208		44,802
Miscellaneous	85,678	40,716	100,100	136,830		173,185

Total expenses	5,825,354	6,606,132	15,450,289	10,723,310		8,282,417
Less:
Fees waived and/or reimbursed by the Manager	(561,185)	(8,615)	(5,748)	(765,350)		(754,134)
Fees paid indirectly	—	(194)	—	—		—

Total expenses after fees waived and/or reimbursed and paid indirectly	5,264,169	6,597,323	15,444,541	9,957,960		7,528,283

Net investment income (loss)	12,016,029	6,643,909	30,942,206	11,728,245		9,657,720

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,467,446)	39,107,851	240,116,252	205,061,533	(b)	38,340,786 (b)
Investments — affiliated	—	—	—	(435,777)		—
Payments by affiliates(c)	—	—	—	393,604		259,510
Futures contracts	—	529,712	—	39,453		344,941
Forward foreign currency exchange contracts	—	—	—	—		(2)
Foreign currency transactions	42,607	(4,348)	257,799	98,067		204,313
Capital gain distributions from investment companies — affiliated	20	15	5	40		8
Options written	4,664,828	(29,050,406)	(48,982,857)	(16,217,732)		(18,296,413)

	240,009	10,582,824	191,391,199	188,939,188		20,853,143

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,512,163	119,652,994	17,666,152	(53,930,311	)(d)	100,705,701 (d)
Investments — affiliated	—	(54)	—	—		—
Futures contracts	—	128,627	—	—		—
Foreign currency translations	5,277	7,359	3,367	72,395		240,642
Options written	(3,002,178)	64,186	4,437,837	(320,630)		3,203,425

	(484,738)	119,853,112	22,107,356	(54,178,546)		104,149,768

Net realized and unrealized gain (loss)	(244,729)	130,435,936	213,498,555	134,760,642		125,002,911

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,771,300	$137,079,845	$244,440,761	$146,488,887		$134,660,631

(a)	Includes non-recurring dividends in the amount of $4,434,500.
(b)	Including $(497,186) and $(287,450) realized foreign capital gain tax, respectively.
(c)	See Note 6 of the Notes to Financial Statements.
(d)	Including $(12,332) and $(116,814) unrealized foreign capital gain tax.

See notes to financial statements.

FINANCIAL STATEMENTS	91

Statements of Operations

Year Ended December 31, 2017

	BME	BCX(a)	BST	BUI

INVESTMENT INCOME
Dividends — unaffiliated	$3,603,766	$31,494,387 (b)	$3,931,249	$13,923,870
Dividends — affiliated	78,743	110,231	20,324	40,734
Securities lending income — affiliated — net	2,206	119,242	106,473	4,125
Foreign taxes withheld	(13,262)	(1,471,626)	(236,083)	(648,277)

Total investment income	3,671,453	30,252,234	3,821,963	13,320,452

EXPENSES
Investment advisory	3,108,619	9,648,498	5,511,597	3,511,724
Trustees and Officer	32,942	128,998	52,352	33,942
Transfer agent	55,823	119,785	69,807	62,734
Professional	167,090	148,180	103,924	93,607
Custodian	68,992	105,389	117,786	59,376
Accounting services	14,997	37,508	29,994	29,994
Printing	6,856	19,344	13,999	9,500
Registration	9,390	38,135	10,903	9,390
Miscellaneous	29,778	185,162	89,306	74,124

Total expenses	3,494,487	10,430,999	5,999,668	3,884,391
Less:
Fees waived and/or reimbursed by the Manager	(7,086)	(10,076)	(1,104,059)	(48,860)
Fees paid indirectly	—	(294)	—	—

Total expenses after fees waived and/or reimbursed and paid indirectly	3,487,401	10,420,629	4,895,609	3,835,531

Net investment income (loss)	184,052	19,831,605	(1,073,646)	9,484,921

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	22,476,941	45,266,834	52,815,025	28,697,257
Investments — affiliated	(1)	2,679	(463)	—
Foreign currency transactions	8,698	205,278	(14,670)	56,788
Capital gain distributions from investment companies — affiliated	63	70	15	14
Options written	(6,195,446)	(4,875,332)	(34,519,295)	(8,159,169)

	16,290,255	40,599,529	18,280,612	20,594,890

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	44,154,778	79,509,561	180,566,683	21,263,603
Investments — affiliated	(7)	(243)	(181)	(45)
Foreign currency translations	7,399	24,727	2,369	15,618
Options written	(296,943)	(8,239,922)	1,560,649	1,980,140

	43,865,227	71,294,123	182,129,520	23,259,316

Net realized and unrealized gain (loss)	60,155,482	111,893,652	200,410,132	43,854,206

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,339,534	$131,725,257	$199,336,486	$53,339,127

(a)	Consolidated Statement of Operations.
(b)	Includes non-recurring dividends in the amount of $3,741,098.

See notes to financial statements.

92	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BGR		CII
	Year Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,016,029	$7,978,227	$6,643,909	$5,642,071
Net realized gain (loss)	240,009	(60,522,458)	10,582,824	(32,972,835)
Net change in unrealized appreciation (depreciation)	(484,738)	150,332,728	119,853,112	76,667,146

Net increase in net assets resulting from operations	11,771,300	97,788,497	137,079,845	49,336,382

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(12,093,542)	(7,985,951)	(6,682,172)	(5,818,337)
From net realized gain	—	—	—	(1,682,938)
From return of capital	(15,679,802)	(21,720,074)	(37,156,851)	(43,167,741)

Decrease in net assets resulting from distributions to shareholders	(27,773,344)	(29,706,025)	(43,839,023)	(50,669,016)

NET ASSETS
Total increase (decrease) in net assets	(16,002,044)	68,082,472	93,240,822	(1,332,634)
Beginning of year	487,063,970	418,981,498	665,159,447	666,492,081

End of year	$471,061,926	$487,063,970	$758,400,269	$665,159,447

Distributions in excess of net investment income, end of year	$(729,389)	$(694,483)	$(189,571)	$(146,960)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Changes in Net Assets

	BDJ		BOE
	Year Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,942,206	$31,327,974	$11,728,245	$10,693,453
Net realized gain	191,391,199	2,723,838	188,939,188	1,106,819
Net change in unrealized appreciation (depreciation)	22,107,356	169,992,388	(54,178,546)	736,223

Net increase in net assets resulting from operations	244,440,761	204,044,200	146,488,887	12,536,495

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(31,328,211)	(31,386,331)	(12,416,010)	(6,886,585)
From net realized gain	(74,032,175)	—	(145,314,426)	—
From return of capital	—	(74,517,121)	—	(66,070,734)

Decrease in net assets resulting from distributions to shareholders	(105,360,386)	(105,903,452)	(157,730,436)	(72,957,319)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(12,272,105)	—	(7,428,758)	—

NET ASSETS
Total increase (decrease) in net assets	126,808,270	98,140,748	(18,670,307)	(60,420,824)
Beginning of year	1,741,648,835	1,643,508,087	929,897,164	990,317,988

End of year	$1,868,457,105	$1,741,648,835	$911,226,857	$929,897,164

Distributions in excess of net investment income, end of year	$(970,285)	$(842,079)	$(732,747)	$(2,475,540)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

94	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BGY		BME
	Year Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,657,720	$10,009,256	$184,052	$188,536
Net realized gain (loss)	20,853,143	(27,155,470)	16,290,255	22,476,669
Net change in unrealized appreciation (depreciation)	104,149,768	1,033,807	43,865,227	(38,933,668)

Net increase (decrease) in net assets resulting from operations	134,660,631	(16,112,407)	60,339,534	(16,268,463)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(9,780,974)	(7,270,081)	(355,707)	(246,021)
From net realized gain	—	—	(19,026,099)	—
From return of capital	(40,102,438)	(50,144,321)	(2,234,310)	(24,902,380)

Decrease in net assets resulting from distributions to shareholders	(49,883,412)	(57,414,402)	(21,616,116)	(25,148,401)

CAPITAL SHARE TRANSACTIONS
Proceeds from the issuance of shares (including deferred offering costs)	—	—	20,787,792	12,480,900
Reinvestment of distributions	—	—	1,653,765	2,099,426
Redemption of shares resulting from share repurchase program (including transaction costs)	(5,726,813)	—	—	—

Net increase in net assets derived from capital share transactions	(5,726,813)	—	22,441,557	14,580,326

NET ASSETS
Total increase (decrease) in net assets	79,050,406	(73,526,809)	61,164,975	(26,836,538)
Beginning of year	690,627,680	764,154,489	270,693,422	297,529,960

End of year	$769,678,086	$690,627,680	$331,858,397	$270,693,422

Undistributed (distributions in excess of) net investment income, end of year	$(642,554)	$(2,275,343)	$(61,330)	$29,892

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Changes in Net Assets

	BCX(a)		BST
	Year Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$19,831,605	$14,324,338	$(1,073,646)	$87,693
Net realized gain (loss)	40,599,529	(96,213,834)	18,280,612	8,440,729
Net change in unrealized appreciation (depreciation)	71,294,123	288,906,209	182,129,520	27,446,824

Net increase in net assets resulting from operations	131,725,257	207,016,713	199,336,486	35,975,246

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(23,004,937)	(14,753,944)	(1,173,241)	—
From net realized gain	—	—	(4,969,225)	—
From return of capital	(36,309,489)	(42,403,551)	(22,536,962)	(27,009,110)

Decrease in net assets resulting from distributions to shareholders	(59,314,426)	(57,157,495)	(28,679,428)	(27,009,110)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(21,837,878)	—	(2,799,570)	—

NET ASSETS
Total increase in net assets	50,572,953	149,859,218	167,857,488	8,966,136
Beginning of year	976,899,112	827,039,894	452,442,981	443,476,845

End of year	$1,027,472,065	$976,899,112	$620,300,469	$452,442,981

Undistributed (distributions in excess of) net investment income, end of year	$(3,674,326)	$(728,229)	$(1,852,285)	$1,662

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

96	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BUI
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,484,921	$9,499,403
Net realized gain	20,594,890	9,172,917
Net change in unrealized appreciation (depreciation)	23,259,316	4,426,142

Net increase in net assets resulting from operations	53,339,127	23,098,462

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(7,954,054)	(8,366,572)
From net realized gain	(16,614,050)	(8,911,166)
From return of capital	—	(7,271,174)

Decrease in net assets resulting from distributions to shareholders	(24,568,104)	(24,548,912)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	708,672	—

NET ASSETS
Total increase (decrease) in net assets	29,479,695	(1,450,450)
Beginning of year	328,296,762	329,747,212

End of year	$357,776,457	$328,296,762

Undistributed net investment income, end of year	$3,097,658	$2,439,628

(a) Distributions for annual periods determined in accordance with U.S federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Cash Flows

Year Ended December 31, 2017

	BGR	CII	BDJ	BOE	BGY

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$11,771,300	$137,079,845	$244,440,761	$146,488,887	$134,660,631
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	120,468,560	263,395,171	893,598,859	1,451,739,115	686,229,951
Purchases of long-term investments	(108,104,904)	(220,394,943)	(756,430,126)	(1,280,483,849)	(646,138,681)
Net (purchases) sales of short-term securities	65,773	22,499,872	(1,336,717)	(1,255,408)	17,567,700
Premiums received from options written	25,674,339	62,003,477	140,894,530	65,752,777	48,962,849
Premiums paid on closing options written	(22,339,549)	(91,276,263)	(191,283,439)	(83,850,802)	(67,742,281)
Net realized gain on investments and options written	(197,408)	(10,028,805)	(191,249,931)	(188,751,939)	(20,421,308)
Net unrealized gain (loss) on investments, options written and foreign currency translations	490,015	(119,717,126)	(22,103,989)	54,189,503	(104,025,940)
(Increase) Decrease in Assets:
Cash pledged:
Collateral for OTC derivatives	—	345,000	77,000	520,000	349,000
Collateral for options written	—	—	—	(583,875)	(309,220)
Futures contracts	—	499,000	—	—	—
Receivables:
Dividends — affiliated	(3,214)	1,158	(4,322)	(32,659)	3,555
Dividends — unaffiliated	41,375	115,738	902,893	(1,995,269)	(1,324,755)
Securities lending income — affiliated	482	174	2	—	—
Prepaid expenses	(14,129)	(32,294)	(57,096)	(30,836)	(23,798)
Other assets	11,109	15,744	40,347	35,469	17,566
Increase (Decrease) in Liabilities:
Collateral on securities loaned at value	—	(695,531)	—	—	—
Payables:
Investment advisory fees	(45,938)	67,415	84,296	(25,585)	57,918
Trustees’ and Officers’ fees	50,864	36,423	117,483	80,277	54,078
Deferred foreign capital gain tax	—	—	—	12,332	116,814
Other affiliates	—	76,934	—	—	—
Other accrued expenses	(85,475)	(89,165)	(41,974)	(71,257)	(65,860)
Variation margin on futures contracts	—	(45,938)	—	—

Net cash provided by operating activities	27,783,200	43,855,886	117,648,577	161,736,881	47,968,219

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Shareholders	(27,802,368)	(43,850,308)	(105,392,570)	(154,689,441)	(49,901,601)
Cash payments for offering costs	—	—	—	—	—
Proceeds from issuance of Shares	—	—	—	—	—
Payments on redemption of Shares	—	—	(12,272,105)	(7,428,758)	(5,726,813)
Increase (decrease) in bank overdraft	11,776	(14,720)	—	(7,365)	—

Net cash used for financing activities	(27,790,592)	(43,865,028)	(117,664,675)	(162,125,564)	(55,628,414)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$29	$7,359	$12	$692	$30,093

CASH
Net increase (decrease) in cash and foreign currency	(7,363)	(1,783)	(16,086)	(387,991)	(7,630,102)
Cash and foreign currency at beginning of year	21,216	1,783	18,527	1,089,372	8,296,585

Cash and foreign currency at end of year	$13,853	$—	$2,441	$701,381	$666,483

See notes to financial statements.

98	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended December 31, 2017

	BME	BCX(a)	BST	BUI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$60,339,534	$131,725,257	$199,336,486	$53,339,127
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	123,344,112	775,071,604	293,098,375	134,205,334
Purchases of long-term investments	(114,570,132)	(704,351,251)	(225,020,796)	(108,618,851)
Net (purchases) sales of short-term securities	(5,683,450)	(103,984)	(5,162,140)	(1,769,661)
Premiums received from options written	19,550,732	63,562,039	46,943,021	16,232,403
Premiums paid on closing options written	(25,780,538)	(70,358,112)	(79,531,856)	(25,087,339)
Net realized gain on investments and options written	(14,659,251)	(40,592,906)	(18,282,018)	(20,530,669)
Net unrealized gain (loss) on investments, options written and foreign currency translations	(43,857,828)	(71,269,396)	(182,128,919)	(23,254,502)
(Increase) Decrease in Assets:
Cash pledged:
Collateral for OTC derivatives	—	—	(1,460,000)	—
Collateral for options written	—	—	159,285	—
Receivables:
Dividends — affiliated	(11,325)	(13,050)	(4,299)	(4,660)
Dividends — unaffiliated	7,977	51,015	28,540	(26,802)
Securities lending income — affiliated	169	8,217	(34,915)	1,966
Prepaid expenses	(10,177)	(30,783)	(19,266)	(18,644)
Other assets	92,178	23,964	12,899	8,271
Increase (Decrease) in Liabilities:
Collateral on securities loaned at value	(6,001)	(3,449,585)	3,368,399	(456,046)
Payables:
Investment advisory fees	50,956	21,680	113,568	23,493
Trustees’ and Officer’s fees	582	13,187	(3,367)	(2,900)
Other accrued expenses	22,724	(100,067)	(76,091)	(65,418)

Net cash provided by (used for) operating activities	(1,169,738)	80,207,829	31,336,906	23,975,102

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Shareholders	(19,962,351)	(59,515,625)	(28,634,651)	(24,000,763)
Amortization of deferred offering costs	(57,535)	—	—	—
Proceeds from issuance of Shares	20,971,385	—	—	—
Payments on redemption of Shares	—	(21,126,649)	(2,799,570)	—
Increase in bank overdraft	10,013	(48,722)	—	104

Net cash provided by (used for) financing activities	961,512	(80,690,996)	(31,434,221)	(24,000,659)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$328	$2,933	$2,132	$(22)

CASH
Net increase (decrease) in cash and foreign currency	(207,898)	(480,234)	(95,183)	(25,579)
Cash and foreign currency at beginning of year	208,857	586,383	95,834	25,639

Cash and foreign currency at end of year	$959	$106,149	$651	$60

CASH FLOW INFORMATION
Cash paid during the period for interest	$57,535	—	—	—

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Shareholders	$1,653,765	—	—	708,672

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

FINANCIAL STATEMENTS	99

Financial Highlights

(For a share outstanding throughout each period)

	BGR
	Year Ended December 31,				Period 11/01/14 to 12/31/14		Year Ended October 31,
	2017		2016	2015			2014	2013
Net asset value, beginning of period	$16.33		$14.05	$21.15	$24.90		$30.12	$25.95

Net investment income(a)	0.40	(b)	0.27	0.29	0.07		0.25	0.12
Net realized and unrealized gain (loss)	(0.01)		3.01	(5.89)	(2.41)		(1.21)	5.67

Net increase (decrease) from investment operations	0.39		3.28	(5.60)	(2.34)		(0.96)	5.79

Distributions:(c)
From net investment income	(0.40)		(0.27)	(0.29)	(0.47)		(0.44)	—
From net realized gain	—		—	—	(0.94)		(3.82)	(1.62)
From return of capital	(0.53)		(0.73)	(1.21)	—		—	—

Total distributions	(0.93)		(1.00)	(1.50)	(1.41)		(4.26)	(1.62)

Net asset value, end of period	$15.79		$16.33	$14.05	$21.15		$24.90	$30.12

Market price, end of period	$14.18		$14.44	$12.53	$19.95		$23.78	$26.82

Total Return(d)
Based on net asset value	3.49%		25.07%	(27.47)%	(9.06	)%(e)	(2.36)%	23.68%

Based on market price	5.11%		24.01%	(31.42)%	(10.18	)%(e)	4.73%	17.70%

Ratios to Average Net Assets
Total expenses	1.31%		1.31%	1.29%	1.30	%(f)	1.26%	1.26%

Total expenses after fees waived and/or reimbursed	1.18%		1.24%	1.26%	1.26	%(f)	1.26%	1.25%

Net investment income	2.69	%(b)	1.80%	1.60%	1.82	%(f)	0.89%	0.42%

Supplemental Data
Net assets, end of period (000)	$471,062		$487,064	$418,981	$629,603		$741,109	$896,635

Portfolio turnover rate	24%		33%	56%	4%		85%	132%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.15 per share and 0.99%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

100	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	CII
	Year Ended December 31,			Period 11/01/14 to 12/31/14		Year Ended October 31,
	2017	2016	2015			2014	2013
Net asset value, beginning of period	$15.08	$15.11	$15.67	$15.47		$15.31	$14.11

Net investment income(a)	0.15	0.13	0.11	0.04		0.55	0.31
Net realized and unrealized gain	2.95	0.99	0.53	0.36		0.91	2.09

Net increase from investment operations	3.10	1.12	0.64	0.40		1.46	2.40

Distributions:(b)
From net investment income	(0.15)	(0.13)	(0.14)	(0.10)		(0.65)	(0.32)
In excess of net investment income(c)	—	—	—	—		—	—
From net realized gain	—	(0.04)	(1.06)	—		—	—
From return of capital	(0.84)	(0.98)	—	(0.10)		(0.65)	(0.88)

Total distributions	(0.99)	(1.15)	(1.20)	(0.20)		(1.30)	(1.20)

Net asset value, end of period	$17.19	$15.08	$15.11	$15.67		$15.47	$15.31

Market price, end of period	$16.38	$13.71	$14.14	$13.97		$14.89	$13.52

Total Return(d)
Based on net asset value	21.69%	8.66%	4.66%	2.69	%(e)	10.49%	18.97%

Based on market price	27.54%	5.56%	9.86%	(4.88	)%(e)	20.43%	14.11%

Ratios to Average Net Assets
Total expenses	0.93%	0.95%	0.94%	0.99	%(f)	0.93%	0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.93%	0.95%	0.94%	0.95	%(f)	0.93%	0.93%

Net investment income	0.94%	0.89%	0.71%	1.42	%(f)	3.56%	2.15%

Supplemental Data
Net assets, end of period (000)	$758,400	$665,159	$666,492	$691,380		$682,485	$675,472

Portfolio turnover rate	32%	54%	133%	2%		80%	218%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Taxable distribution.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights

(For a share outstanding throughout each period)

	BDJ
	Year Ended December 31,			Period 11/01/14 to 12/31/14		Year Ended October 31,
	2017	2016	2015			2014		2013
Net asset value, beginning of period	$9.22	$8.70	$9.24	$9.19		$8.88		$8.30

Net investment income(a)	0.16	0.17	0.17	0.04		0.16		0.18
Net realized and unrealized gain (loss)	1.14	0.91	(0.15)	0.10		0.76		0.96

Net increase from investment operations	1.30	1.08	0.02	0.14		0.92		1.14

Distributions:(b)
From net investment income	(0.17)	(0.17)	(0.17)	(0.03)		(0.17)		(0.18)
In excess of net investment income(c)	—	—	—	—		—		(0.20)
From net realized gain	(0.39)	—	—	—		—		(0.18)
From return of capital	—	(0.39)	(0.39)	(0.06)		(0.44)		—

Total distributions	(0.56)	(0.56)	(0.56)	(0.09)		(0.61)		(0.56)

Net asset value, end of period	$9.96	$9.22	$8.70	$9.24		$9.19		$8.88

Market price, end of period	$9.23	$8.15	$7.61	$8.12		$8.35		$7.72

Total Return(d)
Based on net asset value	15.06%	13.90%	1.10%	1.69	%(e)	11.40%		15.11%

Based on market price	20.63%	15.11%	0.63%	(1.65	)%(e)	16.42%		12.09%

Ratios to Average Net Assets
Total expenses	0.86%	0.87%	0.86%	0.87	%(f)	0.87	%(g)	0.87%

Total expenses after fees waived and/or reimbursed	0.86%	0.85%	0.85%	0.84	%(f)	0.86	%(g)	0.87%

Net investment income	1.73%	1.91%	1.85%	2.30	%(f)	1.81%		2.13%

Supplemental Data
Net assets, end of period (000)	$1,868,457	$1,741,649	$1,643,508	$1,747,070		$1,648,683		$1,594,223

Portfolio turnover rate	42%	33%	26%	0	%(h)	63%		180%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Taxable distribution.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.86% and 0.86%, respectively.
(h)	Amount is less than 0.5%

See notes to financial statements.

102	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BOE
	Year Ended December 31,					Period 11/01/14 to 12/31/14		Year Ended October 31,
	2017		2016	2015				2014	2013
Net asset value, beginning of period	$13.38		$14.25	$15.27		$15.54		$16.68	$14.99

Net investment income(a)	0.17		0.15	0.11		0.00	(b)	0.14	0.12
Net realized and unrealized gain (loss)	1.96		0.03	0.03		(0.07)		0.07	2.82

Net increase (decrease) from investment operations	2.13		0.18	0.14		(0.07)		0.21	2.94

Distributions:(c)
From net investment income	(0.19)		(0.10)	(0.17)		—		(0.17)	(0.17)
In excess of net investment income(d)	—		—	(0.10)		—		(0.28)	(0.91)
From net realized gain	(2.10)		—	—		—		—	—
From return of capital	—		(0.95)	(0.89)		(0.20)		(0.90)	(0.17)

Total distributions	(2.29)		(1.05)	(1.16)		(0.20)		(1.35)	(1.25)

Net asset value, end of period	$13.22		$13.38	$14.25		$15.27		$15.54	$16.68

Market price, end of period	$12.51		$11.57	$12.76		$13.13		$14.00	$14.74

Total Return(e)
Based on net asset value	17.22	%(f)	2.62%	1.81%		(0.27	)%(g)	2.10%	21.93%

Based on market price	28.28%		(0.90)%	6.03%		(4.82	)%(g)	4.09%	21.99%

Ratios to Average Net Assets
Total expenses	1.09	%(h)	1.10%	1.08	%(h)	1.10	%(i)	1.08%	1.08%

Total expenses after fees waived and/or reimbursed	1.02	%(h)	1.05%	1.05	%(h)	1.07	%(i)	1.08%	1.08%

Net investment income	1.20	%(h)	1.15%	0.73	%(h)	0.00	%(i)(j)	0.83%	0.77%

Supplemental Data
Net assets, end of period (000)	$911,227		$929,897	$990,318		$1,060,687		$1,079,862	$1,159,072

Portfolio turnover rate	133%		64%	72%		16%		150%	279%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Taxable distribution.
(e)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(i)	Annualized.
(j)	Amount is less than 0.005%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Financial Highlights

(For a share outstanding throughout each period)

	BGY
	Year Ended December 31,				Period 11/01/14 to 12/31/14		Year Ended October 31,
	2017		2016	2015			2014	2013
Net asset value, beginning of period	$6.28		$6.95	$7.61	$7.89		$9.05	$8.28

Net investment income (loss)(a)	0.09		0.09	0.08	(0.00	)(b)	0.10	0.13
Net realized and unrealized gain (loss)	1.15		(0.24)	(0.15)	(0.17)		(0.53)	1.31

Net increase (decrease) from investment operations	1.24		(0.15)	(0.07)	(0.17)		(0.43)	1.44

Distributions:(c)
From net investment income	(0.09)		(0.07)	(0.11)	—		(0.13)	(0.17)
In excess of net investment income(d)	—		—	—	—		(0.08)	—
From return of capital	(0.37)		(0.45)	(0.48)	(0.11)		(0.52)	(0.50)

Total distributions	(0.46)		(0.52)	(0.59)	(0.11)		(0.73)	(0.67)

Net asset value, end of period	$7.06		$6.28	$6.95	$7.61		$7.89	$9.05

Market price, end of period	$6.52		$5.51	$6.24	$6.74		$7.26	$8.14

Total Return(e)
Based on net asset value	20.88	%(f)	(1.12)%	(0.47)%	(2.10	)%(g)	(4.49)%	19.25%

Based on market price	27.23%		(3.37)%	0.90%	(5.77	)%(g)	(2.29)%	19.86%

Ratios to Average Net Assets
Total expenses(h)	1.12%		1.12%	1.09%	1.12	%(i)	1.10%	1.09%

Total expenses after fees waived and/or reimbursed(h)	1.02%		1.02%	1.01%	1.03	%(i)	1.05%	1.07%

Net investment income (loss)(h)	1.31%		1.41%	1.09%	(0.13	)%(i)	1.17%	1.49%

Supplemental Data
Net assets, end of period (000)	$769,678		$690,628	$764,154	$836,552		$867,986	$995,736

Portfolio turnover rate	90%		74%	67%	14%		195%	266%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Taxable distribution.
(e)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31			Period November 1, 2014 to December 31, 2014	Year Ended October 31,
	2017	2016	2015		2014	2013
Investments in underlying funds	0.02%	0.01%	0.01%	—	—	—

(i)	Annualized.

See notes to financial statements.

104	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BME
	Year Ended December 31,					Period 11/01/14 to 12/31/14		Year Ended October 31,
	2017		2016		2015			2014		2013
Net asset value, beginning of period	$31.30		$36.19		$38.61	$40.22		$34.92		$28.34

Net investment income (loss)(a)	0.02		0.02		(0.06)	(0.01)		(0.00	)(b)	0.12
Net realized and unrealized gain (loss)	6.77		(1.91)		4.34	1.10		9.14		8.85

Net increase (decrease) from investment operations	6.79		(1.89)		4.28	1.09		9.14		8.97

Distributions:(c)
From net investment income	(0.04)		(0.03)		(0.63)	(0.01)		(0.10)		(0.06)
From net realized gain	(2.11)		(2.97)		(6.07)	(2.69)		(3.74)		(2.33)
From return of capital	(0.25)		—		—	—		—		—

Total distributions	(2.40)		(3.00)		(6.70)	(2.70)		(3.84)		(2.39)

Net asset value, end of period	$35.69		$31.30		$36.19	$38.61		$40.22		$34.92

Market price, end of period	$36.50		$31.75		$39.35	$42.70		$41.37		$33.56

Total Return(d)
Based on net asset value	22.17%		(5.36)%		10.70%	2.38	%(e)	28.00%		33.37%

Based on market price	23.17%		(11.71)%		8.87%	10.07	%(e)	36.99%		30.38%

Ratios to Average Net Assets
Total expenses	1.12	%(f)	1.15	%(g)	1.13%	1.16	%(h)	1.11%		1.12%

Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs	1.12	%(f)	1.14%		1.12%	1.11	%(h)	1.11%		1.12%

Net investment income (loss)	0.06	%(f)	0.07%		(0.14)%	(0.10	)%(h)	(0.01)%		0.38%

Supplemental Data
Net assets, end of period (000)	$331,858		$270,693		$297,530	$303,103		$313,933		$270,161

Portfolio turnover rate	38%		59%		68%	6%		74%		155%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BCX
	Year Ended December 31,				Period 11/01/14 to 12/31/14		Year Ended October 31,
	2017		2016	2015			2014		2013
Net asset value, beginning of period	$9.86		$8.35	$11.67	$12.50		$13.54		$15.42

Net investment income(a)	0.20	(b)	0.14	0.25	0.04		0.23		0.25
Net realized and unrealized gain (loss)	1.19		1.95	(2.76)	(0.72)		(0.27)		(0.97)

Net increase (decrease) from investment operations	1.39		2.09	(2.51)	(0.68)		(0.04)		(0.72)

Distributions:(c)
From net investment income	(0.24)		(0.15)	(0.25)	(0.02)		(0.31)		(0.14)
From net realized gain	—		—	—	—		—		—
From return of capital	(0.37)		(0.43)	(0.56)	(0.13)		(0.69)		(1.02)

Total distributions	(0.61)		(0.58)	(0.81)	(0.15)		(1.00)		(1.16)

Net asset value, end of period	$10.64		$9.86	$8.35	$11.67		$12.50		$13.54

Market price, end of period	$9.77		$8.27	$7.11	$9.71		$10.78		$11.68

Total Return(d)
Based on net asset value	15.60%		27.41%	(21.31)%	(5.20	)%(e)	0.61%		(3.61	)%(f)

Based on market price	26.55%		25.50%	(19.47)%	(8.53	)%(e)	0.58%		(9.19)%

Ratios to Average Net Assets
Total expenses	1.08%		1.08%	1.07%	1.15	%(g)	1.35	%(h)	1.27%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.08%		1.08%	1.07%	1.04	%(g)	1.06	%(h)	1.07%

Net investment income	2.06	%(b)	1.61%	2.43%	2.01	%(g)	1.70%		1.76%

Supplemental Data
Net assets, end of period (000)	$1,027,472		$976,899	$827,040	$1,156,499		$582,220		$630,617

Portfolio turnover rate	73%		101%	74%	2%		62%		156%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include less than $0.04 per share and 0.39% respectively, resulting from a special dividend from Baker Hughes Inc. in July 2017.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Aggregate total return.
(f)	Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Trust’s total return. Not including this payment the Trust’s return would have been (3.68)%.
(g)	Annualized.
(h)	Includes reorganization cost associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.26% and 1.06%, respectively.

See notes to financial statements.

106	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BST
	Year Ended December 31,
	2017	2016	2015	Period 10/30/14 (a) to 12/31/14
Net asset value, beginning of period	$20.10	$19.70	$19.43	$19.10	(b)

Net investment income (loss)(c)	(0.05)	0.00 (d)	0.03	(0.01)
Net realized and unrealized gain	8.96	1.60	1.44	0.48

Net increase (decrease) from investment operations	8.91	1.60	1.47	0.47

Distributions:(e)
From net investment income	(0.05)	—	(0.03)	(0.00	)(f)
From net realized gain	(0.22)	—	(0.01)	—
From return of capital	(1.01)	(1.20)	(1.16)	(0.10)

Total distributions	(1.28)	(1.20)	(1.20)	(0.10)

Capital charges with respect to issuance of Common Shares	—	—	—	(0.04)

Net asset value, end of period	$27.73	$20.10	$19.70	$19.43

Market price, end of period	$26.69	$17.94	$17.31	$17.59

Total Return(g)
Based on net asset value	45.73%	9.36%	8.61%	2.31	%(h)

Based on market price	57.15%	11.08%	5.36%	(11.55	)%(h)

Ratios to Average Net Assets
Total expenses	1.09%	1.10%	1.12%	1.19	%(i)

Total expenses after fees waived and paid indirectly	0.89%	0.90%	0.92%	0.97	%(i)

Net investment income (loss)	(0.19)%	0.02%	0.15%	(0.24	)%(i)

Supplemental Data
Net assets, end of period (000)	$620,300	$452,443	$443,477	$437,380

Portfolio turnover rate	41%	74%	91%	7%

(a)	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.
(b)	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.
(c)	Based on average shares outstanding.
(d)	Amount is less than $0.005 per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Amount is greater than ($0.005) per share.
(g)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(h)	Aggregate total return.
(i)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	107

Financial Highlights

(For a share outstanding throughout each period)

	BUI
	Year Ended December 31,			Period 11/01/14 to 12/31/14		Year Ended October 31,
	2017	2016	2015			2014	2013
Net asset value, beginning of period	$19.42	$19.50	$22.47	$22.40		$20.78	$20.22

Net investment income(a)	0.56	0.56	0.47	0.11		0.51	0.57
Net realized and unrealized gain (loss)	2.59	0.81	(1.99)	0.20		2.68	1.44

Net increase (decrease) from investment operations	3.15	1.37	(1.52)	0.31		3.19	2.01

Distributions:(b)
From net investment income	(0.47)	(0.49)	(0.42)	(0.10)		(0.51)	(0.52)
From net realized gain	(0.98)	(0.53)	(0.54)	—		(0.37)	(0.42)
From return of capital	—	(0.43)	(0.49)	(0.14)		(0.69)	(0.51)

Total distributions	(1.45)	(1.45)	(1.45)	(0.24)		(1.57)	(1.45)

Net asset value, end of period	$21.12	$19.42	$19.50	$22.47		$22.40	$20.78

Market price, end of period	$21.62	$18.41	$16.78	$20.74		$20.02	$18.36

Total Return(c)
Based on net asset value	16.62%	7.57%	(6.09)%	1.50	%(d)	16.94%	11.18%

Based on market price	25.93%	18.50%	(12.45)%	4.82	%(d)	18.29%	4.37%

Ratios to Average Net Assets
Total expenses	1.11%	1.13%	1.11%	1.17	%(e)	1.10%	1.11%

Total expenses after fees waived and/or reimbursed	1.09%	1.13%	1.11%	1.11	%(e)	1.10%	1.10%

Net investment income	2.70%	2.83%	2.24%	2.83	%(e)	2.36%	2.83%

Supplemental Data
Net assets, end of period (000)	$357,776	$328,297	$329,747	$379,830		$378,762	$351,325

Portfolio turnover rate	31%	8%	20%	2%		41%	133%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

108	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified	*
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Non-diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified	*

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Board of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the account of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended December 31, 2017, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements  (continued)

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ level distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments and/or return of capital.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than a Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset BCX’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the trustees’ and officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Effective March 27, 2017, each Trust entered into a new custody arrangement with State Street Bank and Trust Co. Under current arrangements, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

Prior to March 27, 2017, the Trusts had an arrangement with their former custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Trusts could incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

110	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements  (continued)

enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of BME, BCX and BST were valued using NAV or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Trusts’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Trust can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are

112	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BME
Credit Suisse Securities (USA) LLC.	$12,640	$(12,640)	$—
State Street Bank & Trust Company.	69,520	(69,520)	—
Morgan Stanley & Co. LLC	35,392	(35,392)	—

	$117,552	$(117,552)	$—

BCX
Goldman Sachs & Co.	$5	$(5)	$—
JPMorgan Securities LLC	417,090	(417,090)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	12	(12)	—
Morgan Stanley & Co. LLC	5	(5)	—

	$417,112	$(417,112)	$—

BST
Deutsche Bank AG	$162,000	$(162,000)	$—
Goldman Sachs & Co.	3,116,031	(3,116,031)	—
JPMorgan Securities LLC	49,896	(49,896)	—

	$3,327,927	$(3,327,927)	$—

(a)	Cash collateral with a value of $120,900, $485,343 and $3,497,229 for BME, BCX and BST, respectively, has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements  (continued)

value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation. As of period end, the value of portfolio securities subject to covered call options written was as follows:

BGR	CII	BDJ	BOE	BGY	BME	BCX	BST	BUI
$ 160,032,735	$ 359,086,742	$ 924,576,076	$ 401,410,854	$ 311,661,172	$ 94,379,211	$ 346,441,742	$ 193,650,191	$ 113,375,126

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BCX and BST, pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BGR	1.20%
BDJ	0.80
BOE	1.00
BME	1.00

114	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Average daily value of each Trust’s net assets:
CII	0.85%
BGY	1.00
BUI	1.00

For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in its Subsidiary) and the average daily value of the net assets of its Subsidiary, which fee is allocated pro rata between the Trust and its Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in its Subsidiary).

For such services, BST pays the Manager a monthly fee at an annual rate equal to 1.00% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager provides investment management and other services to BCX’s Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

Distribution Fees: BME has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BME will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the year ended December 31, 2017 amounted to $42,271.

Expense Limitations, Waivers, and Reimbursements: The Manager has contractually agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

Expiration Date
BST	0.20%	December 31, 2018
	0.15	December 31, 2019
	0.10	December 31, 2020
	0.05	December 31, 2021

Effective July 1, 2017, the Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets as follows:

BGR	0.150%
BOE	0.100
BUI	0.025

Prior to July 1, 2017, the Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets as follows:

BGR	0.10%
BOE	0.05

With respect to BGY, the Manager has voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.10% of BGY’s average daily net assets.

These voluntary waivers may be reduced or discontinued at any time without notice.

For the year ended December 31, 2017, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

BGR	$556,737
BOE	738,124
BGY	738,989
BST	1,102,320
BUI	45,208

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements  (continued)

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2017, the amounts waived were as follows:

Amount Waived
BGR	$4,448
CII	8,615
BDJ	5,748
BOE	17,704
BGY	15,145
BME	7,086
BCX	10,076
BST	1,739
BUI	3,652

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2017, BOE waived $9,522 in investment advisory fees pursuant to these arrangements.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Trust retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year as set forth in the securities lending agreement, each Trust, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2017, each Trust paid BIM the following amounts for securities lending agent services:

BGR	$5,781
CII	287
BDJ	377
BOE	8,140
BGY	125
BME	444
BCX	28,901
BST	24,527
BUI	969

Officers and Trustees: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended December 31, 2017, BOE and BGY received reimbursements of $393,604 and $259,510, respectively, from an affiliate, which is shown as payments by affiliates in the Statements of Operations, related to the reimbursement of transaction costs.

116	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchase	Sales	Net Realized Gain (Loss)
CII	$343,935	$—	$—
BOE	4,785,895	—	—
BGY	4,300,195	2,931,108	(257,002)
BUI	8,340,335	—	—

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
BGR	$108,032,564	$120,394,978
CII	220,393,948	262,888,025
BDJ	756,996,060	893,823,144
BOE	1,279,932,335	1,449,100,123
BGY	630,141,480	684,114,558
BME	114,175,912	122,160,739
BCX	704,182,667	774,915,241
BST	224,980,932	293,043,243
BUI	108,618,138	134,205,334

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’ U.S. federal tax returns generally remains open for each of the three years ended December 31, 2017, the period ended December 31, 2014 and the year ended October 31, 2014 with the exception of BST. The statutes of limitations on BST’s U.S. federal tax returns remains open for each of the three years ended December 31, 2017 and the period ended December 31, 2014. The statutes of limitations on each Trust’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, the characterization of expenses, reimbursement of transaction costs, income recognized from investments in partnerships and the expiration of capital loss carryforwards were reclassified to the following accounts:

	BGR	CII	BDJ	BOE	BGY
Paid-in capital	$—	$(2,532,028)	$—	$—	$(55,605,462)
Undistributed (distributions in excess of) net investment income	42,607	(4,348)	257,799	2,430,558	1,756,043
Accumulated net realized gain (loss)	(42,607)	2,536,376	(257,799)	(2,430,558)	53,849,419

		BME	BCX	BST	BUI
Paid-in capital		$—	$(1,795,201)	$—	$—
Undistributed (distributions in excess of) net investment income		80,433	227,235	392,940	(872,837)
Accumulated net realized gain (loss)		(80,433)	1,567,966	(392,940)	872,837

The tax character of distributions paid was as follows:

	BGR	CII	BDJ	BOE	BGY
Ordinary income
12/31/2017	$12,093,542	$6,682,172	$31,328,211	$59,729,859	$9,780,974
12/31/2016	7,985,951	5,818,337	31,386,331	6,886,585	7,270,081
Long-term capital gains
12/31/2017	—	—	74,032,175	98,000,577	—
12/31/2016	—	1,682,938	—	—	—

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements  (continued)

	BGR	CII	BDJ	BOE	BGY
Return of capital
12/31/2017	$15,679,802	$37,156,851	$—	$—	$40,102,438
12/31/2016	21,720,074	43,167,741	74,517,121	66,070,734	50,144,321

Total
12/31/2017	$27,773,344	$43,839,023	$105,360,386	$157,730,436	$49,883,412

12/31/2016	$29,706,025	$50,669,016	$105,903,452	$72,957,319	$57,414,402

		BME	BCX	BST	BUI
Ordinary income
12/31/2017		$806,387	$23,004,937	$1,173,241	$7,954,054
12/31/2016		2,208,132	14,753,944	—	12,931,397
Long-term capital gains
12/31/2017		18,575,419	—	4,969,225	16,614,050
12/31/2016		22,940,269	—	—	4,346,341
Return of capital
12/31/2017		2,234,310	36,309,489	22,536,962	—
12/31/2016		—	42,403,551	27,009,110	7,271,174

Total
12/31/2017		$21,616,116	$59,314,426	$28,679,428	$24,568,104

12/31/2016		$25,148,401	$57,157,495	27,009,110	$24,548,912

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BGR	CII	BDJ	BOE	BGY
Undistributed long-term capital gains	$—	$—	$69,180,178	$33,248,621	$—
Capital loss carryforwards	(156,439,314)	(21,333,622)	—	—	(31,492,776)
Net unrealized gains(a)	27,955,683	178,150,225	478,647,973	46,556,351	120,929,430
Qualified late-year losses(b)	—	—	—	—	(7,626)

Total	$(128,483,631)	$156,816,603	$547,828,151	$79,804,972	$89,429,028

		BME	BCX	BST	BUI
Undistributed long-term capital gains		$—	$—	$—	$3,975,518
Capital loss carryforwards		—	(437,380,204)	—	—
Net unrealized gains(a)		99,941,826	183,567,566	272,278,493	72,167,837
Qualified late-year losses(b)		—	—	—	—

Total		$99,941,826	$(253,812,638)	$272,278,493	$76,143,355

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the deferral of compensation to Trustees.
(b)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable period.

As of December 31, 2017, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

	BGR	CII	BGY	BCX
No expiration date	$156,439,314	21,333,622	$31,492,776	$437,380,204

During the year ended December 31, 2017, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

	CII	BDJ	BOE	BGY	BCX	BST
Amount utilized	$10,089,694	$28,867,074	$807,221	$16,004,289	$27,751,473	$13,469,302

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BGY
Tax cost	$444,814,996	$586,317,787	$1,402,001,015	$867,483,284	$641,157,524

Gross unrealized appreciation	$81,675,267	$200,449,462	$550,146,646	$75,546,190	$147,055,287
Gross unrealized depreciation	(51,175,336)	(20,088,697)	(63,408,396)	(26,614,536)	(18,139,726)

Net unrealized appreciation (depreciation)	$30,499,931	$180,360,765	$486,738,250	$48,931,654	$128,915,561

118	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	BME	BCX	BST	BUI
Tax cost	$232,155,695	$847,823,776	$351,410,544	$272,108,193

Gross unrealized appreciation	$108,489,761	$258,383,741	$286,176,258	$90,114,046
Gross unrealized depreciation	(6,222,357)	(70,032,791)	(9,826,406)	(13,593,217)

Net unrealized appreciation (depreciation)	$102,267,404	$188,350,950	$276,349,852	$76,520,829

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Energy	BGR, BCX
Financials	BDJ, BGY
Health Care	BME
Information Technology	CII, BST
Materials	BCX
Utilities	BUI

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements  (continued)

Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

BOE invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

BGY and BCX invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited numbers of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Year Ended
	12/31/17	12/31/16
BME	601,804	363,708

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
	12/31/17	12/31/16
BME	47,676	63,264
BUI	33,776	—

For the year ended December 31, 2017, for BGR and CII and December 31, 2016, for BGR, CII, BDJ, BOE, BGY, BCX, BST and BUI, shares issued and outstanding remained constant.

On June 9, 2016, BME filed a final prospectus with the SEC allowing it to issue an additional 2,500,000 Common Shares through a Shelf Offering. Under the Shelf Offering, BME, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above BME’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 1,534,488 Common Shares remain available for issuance under the Shelf Offering. From August 12, 2015 to June 9, 2016, BME was authorized to issue 453,000 Common Shares under a previous Shelf Offering. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Initial costs incurred by BME in connection with its shelf offering are recorded “Deferred offering costs” on the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

The Board previously approved each Trust’s participation in an open market share repurchase program that allowed each Trust to purchase, at prevailing market prices, up to 5% of its common shares outstanding as of the close of business on October 28, 2016 through November 30, 2017, subject to certain conditions. On September 6, 2017, the Board approved a renewal of this program. Commencing December 1, 2017, each Trust may purchase through November 30, 2018, up to 5% of its common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. The shares repurchased during the year ended December 31, 2017 are as follows:

	Shares Repurchased	Amount (a)
BDJ	1,435,917	$12,272,105
BOE	571,366	7,428,758
BGY	940,260	5,726,813
BCX	2,514,091	21,837,878
BST	136,367	2,799,570

(a)	Includes transaction costs.

The total amount of such repurchases is reflected in the Statements of Changes in Net Assets.

120	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BGR	$0.0776	$0.0776
CII	0.0828	0.0828
BDJ	0.0467	0.0467
BOE	0.0780	0.0780
BME	0.2000	0.2000
BGY	0.0380	0.0380
BCX	0.0516	0.0516
BST	0.1300	0.1300
BUI	0.1210	0.1210

(a)	Net investment income dividend paid on January 31, 2018 to shareholders of record on January 16, 2018.
(b)	Net investment income dividend declared on February 1, 2018, payable to shareholders of record on February 15, 2018.

NOTES TO FINANCIAL STATEMENTS	121

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

BlackRock Energy and Resources Trust, BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, BlackRock Utilities, Infrastructure & Power Opportunities Trust, and the Shareholders and Board of Directors of BlackRock Enhanced Capital and Income Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust (formerly known as BlackRock Global Opportunities Equity Trust), BlackRock Enhanced International Dividend Trust (formerly known as BlackRock International Growth and Income Trust), BlackRock Health Sciences Trust, BlackRock Science and Technology Trust and BlackRock Utilities, Infrastructure & Power Opportunities Trust (formerly known as BlackRock Utility and Infrastructure Trust), as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Resources & Commodities Strategy Trust (collectively with BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Science and Technology Trust and BlackRock Utilities, Infrastructure & Power Opportunities Trust, the “Trusts”), as of December 31, 2017, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods presented. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trusts as of December 31, 2017, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on the Trusts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 28, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

122	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2017, the following information is provided with respect to the distributions paid:

	Payable Date	Long-Term Capital Gains	Non-Taxable Return of Capital	Qualified Dividend Income for Individuals (a)	Dividends Qualifying for the Dividends Received Deduction for Corporations (a)	Short-Term Capital Gain Dividends for Non-U.S. Residents (b)	Foreign Source Income	Foreign Taxes Paid (c)
BGR	01/31/17 – 12/29/17	—%	56.46%	43.54%	29.63%	—%	—%	—%
CII	01/31/17 – 12/29/17	—	84.76	15.24	15.24	—	—	—
BDJ	01/31/17 – 12/29/17	70.27	—	29.73	29.73	—	—	—
BOE	01/31/17 – 12/29/17	62.13	—	10.76	5.30	30.00	4.78	1.00
BGY	01/31/17 – 12/29/17	—	80.39	19.61	0.93	—	19.29	3.57
BME	01/31/17 – 02/28/17	87.91	—	12.09	4.81	10.82	—	—
	03/31/17	86.60	7.84	5.56	2.77	4.14	—	—
	04/28/17 – 12/29/17	85.79	12.70	1.51	1.51	—	—	—
BCX	01/31/17 – 12/29/17	—	61.22	38.78	16.46	—	23.72	2.49
BST	01/31/17 – 12/29/17	17.33	78.58	4.09	4.09	—	—	—
BUI	01/31/17 – 12/29/17	67.62	—	32.38	21.86	—	—	—

(a)	The Trusts hereby designate the percentages indicated above to the maximum amount allowable by law.
(b)	Represents the portion of the dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)	The foreign taxes paid represent taxes incurred by the fund on income received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

IMPORTANT TAX INFORMATION	123

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled, to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

124	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Trustee (Since 2007)	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

TRUSTEE AND OFFICER INFORMATION	125

Trustee and Officer Information  (continued)

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None
Interested Trustees (e)
Barbara G. Novick 1960	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock's Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICS. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

126	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trusts serve at the pleasure of the Board.

Effective December 31, 2017, Jerrold B. Harris retired as a Trustee of the Trusts.

Effective February 16, 2018, Barbara G. Novick resigned and Robert Fairbairn was appointed as an Interested Trustee of the Trusts.

As of the date of this report, the portfolio managers of BDJ are Kyle McClements, Chris Accettella, Tony DeSpirito, Franco Tapia and David Zhao. Mr. Tapia has been Managing Director of BlackRock, Inc. since 2016 and Senior Equity Research Analyst and Portfolio Manager at Pzena Investment Management from 2006 to 2016. Mr. Zhao has been Managing Director of BlackRock, Inc. since 2016 and Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.

Effective March 1, 2018, the portfolio managers of BGR are Kyle McClements, Chris Accettella, Alastair Bishop and Mark Hume. Mr. Hume has been Director of BlackRock, Inc. since 2017; Portfolio Manager at Colonial First State Global Asset Management from 2010 to 2017; and Senior Director of Bank of America Merrill Lynch from 2008 to 2010.

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Sub-Advisers	Independent Registered Public Accounting Firm
BlackRock International LTD.(a)	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Philadelphia, PA 19103
United Kingdom

Custodian and Accounting Agent	Distributor
State Street Bank and Trust Company	BlackRock Investments, LLC(b)
Boston, MA 02111	New York, NY 10022

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Boston, MA 02116

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

(a)	For BGR, BOE, BGY, BCX and BUI.
(b)	For BME.

TRUSTEE AND OFFICER INFORMATION	127

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		W. Carl Kester		John M. Perlowski
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BDJ	172,316,199	2,060,042	168,906,988	5,469,253	169,074,979	5,301,262	172,521,017	1,855,224
BGR	26,262,777	586,895	26,259,240	590,432	26,252,162	597,510	26,258,136	591,536
BOE	63,162,486	1,306,024	63,171,443	1,297,067	63,191,363	1,277,147	63,195,329	1,273,181
BME	8,086,439	116,420	8,101,023	101,836	8,080,837	122,022	8,092,812	110,047
BGY	99,464,198	3,914,934	99,347,204	4,031,928	99,410,157	3,968,975	99,487,657	3,891,475
BCX	89,047,742	1,761,760	88,934,064	1,875,438	88,942,906	1,866,596	89,144,401	1,665,101
BUI	15,328,857	224,142	15,303,064	249,935	15,307,202	245,797	15,348,054	204,945
BST	20,213,375	1,205,255	20,255,804	1,162,826	20,258,566	1,160,064	20,255,974	1,162,656

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, Catherine A. Lynch, Barbara G. Novick (resigned effective February 16, 2018) and Karen P. Robards.

Fund Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

The Trusts, other than BME, do not make available copies of their Statements of Additional Information because the Trusts’ shares, except for BME, are not continuously offered, which means that the Statements of Additional Information of each Trust, other than BME, have not been updated after completion of the respective Trust’s offerings and the information contained in each such Trust’s Statement of Additional Information may have become outdated.

BME’s Statement of Additional Information includes addition information about its Board and is available, without charge upon request by calling 1-800-882-0052.

Except as described below, during the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 127, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

On March 22, 2017, BOE’s and BGY’s Board approved changes to certain non-fundamental investment policies of each Trust.

Historically, under normal market conditions, BOE has been required to invest (i) at least 80% of its total assets in equity securities or indices or sectors of equity securities and (ii) at least 30% of its total assets at the time of investment in the equity securities of non-U.S. issuers. Under the new investment policy, under normal circumstances, the Trust is required to invest (i) at least 80% of its net assets in dividend-paying equity securities and (ii) at least 40% of its assets outside of the United States, unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the United States.

BOE has also historically intended to write covered put and call options with respect to approximately 45% to 65% of its total assets, with the expectation that such percentage would vary from time to time with market conditions. Under the new investment policy, the Trust intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions.

Finally, BOE has historically been permitted to invest in companies of any size market capitalization. While the new investment policy continues to permit this, the Trust intends to invest primarily in the securities of large capitalization companies.

In connection with these changes in certain non-fundamental policies, BOE’s Board approved a change to the Trust’s name from “BlackRock Global Opportunities Equity Trust” to “BlackRock Enhanced Global Dividend Trust” to reflect BOE’s new portfolio characteristics.

Historically, under normal market conditions, BGY has been required to invest at least 80% of its total assets in equity securities issued by non-U.S. companies. Under the new investment policy, under normal circumstances, the Trust will be required to invest at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies.

BGY has also historically intended to write covered put and call options with respect to approximately 45% to 55% of its total assets, with the expectation that such percentage would vary from time to time with market conditions. Under the new investment policy, the Trust intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions.

Finally, BGY has historically been permitted to invest in companies of any size market capitalization. While the new investment policy continues to permit this, it specifies that the Trust intends to invest primarily in the securities of large capitalization companies.

128	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

In connection with these changes in certain non-fundamental policies, BGY’s Board approved a change to the Trust’s name from “BlackRock International Growth & Income Trust” to “BlackRock Enhanced International Dividend Trust” to reflect the Trust’s new portfolio characteristics.

An affiliate has reimbursed BOE and BGY for certain transaction costs associated with repositioning of the fund investments described above.

The approved changes to BGY and BOE will not alter either Trust’s investment objective. Each Trust continues to trade on the NYSE under its current ticker symbol.

On October 28, 2016, CII announced that it had divided its Board into three classes, with one class standing for election each year, and had adopted a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

On October 28, 2016, BGR, BDJ, BOE, BGY, BME, BCX, BST and BUI announced that they had adopted a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

On September 6, 2017, BUI’s Board approved changes to certain non-fundamental investment policies of the Trust.

Historically, under normal market conditions, BUI has been required to invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities or Infrastructure business segments. Under the new investment policy, under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments.

In connection with these changes in certain non-fundamental policies, BUI’s Board approved a change to the Trust’s name from BlackRock Utility and Infrastructure Trust to BlackRock Utilities, Infrastructure & Power Opportunities Trust to reflect BUI’s new portfolio characteristics.

The approved changes to BUI will not alter the Trust’s investment objective. The Trust continues to trade on the NYSE under its current ticker symbol.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trusts from time to time may purchase its common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	129

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

BME has filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BME are not offers to sell BME Common Shares or solicitations of an offer to buy BME Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BME contains important information about the Trust, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BME carefully and in its entirety before investing. Copies of the final prospectus for BME can be obtained from BlackRock at http://www.blackrock.com.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

130	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

GLOSSARY OF TERMS USED IN THIS REPORT	131

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-12/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Health Sciences Trust	$42,284	$44,154	$11,500	$4,000	$15,147	$15,147	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Health Sciences Trust	$26,647	$19,147

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants
(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Erin Xie, PhD, MBA, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at

BlackRock and Christopher Accettella, Director at BlackRock. Messrs. Accettella and McClements and Ms. Xie are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. McClements and Ms. Xie have been members of the Fund’s portfolio management team since 2005. Mr. Accettella has been a member of the Fund’s portfolio management team since 2012.

Portfolio Manager	Biography
Erin Xie, PhD, MBA	Managing Director of BlackRock since 2006; Director of BlackRock from 2005 to 2006; Senior Vice President of State Street Research & Management from 2001 to 2005.
Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.

(a)(2) As of December 31, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Erin Xie, PhD, MBA	3	2	1	0	0	1
	$6.62 Billion	$3.19 Billion	$1.07 Billion	$0	$0	$1.07 Billion
Kyle G. McClements, CFA	9	8	2	0	0	0
	$7.54 Billion	$684.4 Million	$445.7 Million	$0	$0	$0
Christopher Accettella	10	14	0	0	0	0
	$8.82 Billion	$2.41 Billion	$0	$0	$0	$0

  (iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. Xie may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Xie may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation - Ms. Xie

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: MSCI All Country World Index (Net Total Return); MSCI All Country World ex US - Net Return; MSCI All Country World ex US Index (Net TR); MSCI World Health Care; Morningstar Global Large-Cap Blend Equity; Morningstar Foreign Large Blend; LIPPER Options Arbitrage/Opt Strategies Funds; S&P United States MidSmallCap Index; MSCI All Country World Index (Net Total Return); Morningstar US Mid-Cap Equity; Morningstar Mid-Cap Growth;MS Investment Association North America Classification; Morningstar World Stock; MS Investment Association Global Classification; LIPPER Options Arbitrage/Opt Strategies Funds; Morningstar Technology; LIPPER Sector Equity Funds; S&P 500 Index; Russell 3000 HealthCare Index; Citigroup 3-month T-bill Index; Morningstar Sector Equity Healthcare; Morningstar Health Classification; and LIPPER Sector Equity Funds.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation - Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some Funds, other accounts or strategies may not be measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in

BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Erin Xie, PhD, MBA	$100,001 - $500,000
Kyle G. McClements, CFA	$10,001 - $50,000
Christopher Accettella	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number of
	Number of Shares Purchased	Price Paid per Share	Shares Purchased as Part of Publicly Announced Plans or Programs	Shares that May Yet Be Purchased Under the Plans or Programs[1]
July 1 – 31, 2017	N/A	N/A	N/A	423,548
August 1 – 31, 2017	N/A	N/A	N/A	423,548
September 1 – 30, 2017	N/A	N/A	N/A	423,548
October 1- 31, 2017	N/A	N/A	N/A	423,548
November 1 – 30, 2017	N/A	N/A	N/A	423,548
December 1 – 31, 2017	N/A	N/A	N/A	463,672
Total:	N/A	N/A	N/A	463,672

1The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund was authorized to repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (423,548 common shares), in open market transactions. On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, which commenced on December 1, 2017. The Fund may repurchase up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2017.

BlackRock Health Sciences Trust
(1)	Gross income from securities lending activities		$2,685
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$444
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$35

	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities		$479
(4)	Net income from securities lending activities		$2,206

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Health Sciences Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Health Sciences Trust

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Health Sciences Trust

Date: March 8, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Health Sciences Trust

Date: March 8, 2018